Seligman
Portfolios, Inc.

Annual Report
December 31, 2002

Seligman Portfolios, Inc.

Dear Contract Owner:

We are pleased to present the enclosed report for  Seligman  Portfolios,  Inc.  for  the  year ended  December  31,  2002.  Performance and portfolio information, as well as audited financial statements,  are  contained  in  the  pages  following  this letter.

The  past  year  was  highly  challenging  for  equity investors  as  the  major  stock  indices  recorded  their third consecutive annual loss, something that has not happened in the post-World War II era. Investor confidence was shaken by geopolitical uncertainty, worries about the strength of the economic recovery, accounting  scandals,  and  well-publicized  corporate  malfeasance. As in 2001, investors in US government and higher-quality  corporate  bonds  benefited  from  the flight to quality caused by volatility in the stock market.

While economic reports ultimately painted a brightening picture for the US during the year, a commensurate recovery  in  corporate  profits  did  not  occur  in  2002. Once the crisis of confidence brought on by corporate governance scandals abated, investor anxiety was fed by continued moribund corporate spending and worries  over  the  impact  of  a  protracted  military  engagement in the Middle East.

Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. The economy has posted several straight quarters of GDP growth, consumer spending is stable, and inflation remains benign. There are also encouraging signs coming out of the corporate sector, which was  the  economy's  weakest  link  in  the  recent  downturn. Corporate earnings are beginning to strengthen, companies  have  been  paying  off  debt,  and  capital spending  by  businesses  (excluding  telecommunications  and  utilities)  is  beginning  to  trend  upward. Additionally, there is broad consensus in Washington on the need for some sort of fiscal stimulus to spur job creation and help the economy recover from its current weakness.  While  the  ultimate  size  of  the  stimulus package  will  be  debated,  the  ultimate  impact  on  the capital markets should be positive.

We  are  mindful  that  there  are  risks  to  this  outlook, including the possibility of a prolonged war and/or new terror attacks, but we are encouraged by the government's emphasis on homeland security and the confrontation of terrorism. Over the long term, this should be positive for the capital markets.

After three straight years of negative stock market performance, investors are understandably frustrated, and some may be tempted to give up on stocks. However, we believe that, instead of losing faith, now is precisely the  time  to  maintain  or  increase  equity  investments. Historically, stocks have outpaced inflation and provided attractive returns over longer periods of time, and we  believe  stocks  will  continue  to  play  an  important role in a diversified portfolio of investments.

Thank you for your continued support of Seligman Portfolios, Inc. We look forward to serving your investment needs for many years to come.

Respectfully,

William C. Morris
Chairman
J. & W. Seligman & Co. Incorporated

February 14, 2003

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

The following charts compare a $10,000 hypothetical investment in Class 1 shares of each of the Portfolios of Seligman Portfolios, Inc. (with the exception of Seligman Cash Management Portfolio), for the 10-year period ended December 31, 2002, or since inception through December 31, 2002, if less than 10 years, to $10,000 hypothetical investments in the appropriate benchmark indices and averages for the same period. Calculations assume reinvestment of distributions. For those Portfolios that have issued Class 2 shares, the performances for Class 2 shares are not shown in the charts but are included in the tables of returns. The performance of Class 2 shares may be less than the performance of Class 1 shares, based on the differences in fees paid by each class and as a result of different inception dates. Accompanying each chart is a discussion of factors that affected the Portfolio during the past year.

The charts and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

Seligman Capital Portfolio

2002 proved to be yet another dismal year for equity investors. While no area of the market was safe every sector delivered negative performance  growth stocks fared even worse. Investors pursued what they perceived to be the very safest of investments, with US Treasury securities topping the list, and shunned stocks whose prices depend heavily upon investor optimism for the future, particularly growth stocks.

As we headed into 2002, we believed the economy would stage a lasting recovery, and were thus hopeful for growth stocks, which typically do well in the early phases of recovery. We had expected corporations, whose spending has been sluggish, to lead the economy out of its mild recession with increased capital spending. We expected consumer strength, which had remained robust throughout the economic downturn, to weaken. Instead, corporate spending refused to budge, in spite of some improvements in corporate profits, though consumer spending showed surprising strength through the middle of 2002. In hindsight, we were early in our expectations for a recovery.

Seligman Capital Portfolio had a large weighting in health care, particularly pharmaceuticals and biotechnology, and these stocks performed poorly in 2002. Approvals for new drugs were held up, there were manufacturing problems, and patents were expiring on older drugs. We have increased the Portfolio's exposure in this area, however, because of attractive valuations, an anticipated improvement in the regulatory and legislative environment, and a full pipeline of new products.

The Portfolio's technology holdings (in particular computer software and services) also hurt overall performance in 2002, as technology was one of the worst-performing market sectors. Spending on equipment and software bottomed at the beginning of 2002, but has since been improving. Spending in this area is now growing at its fastest rate in three years, and we believe this growth will continue in 2003. Expectations for technology stocks have fallen to such low levels that any improvement in the earnings outlook for these companies should revive interest in the stocks.

We believe that an economic recovery is slowly taking place, and that industrial, rather than consumer, stocks will be the primary beneficiaries. Industrials represent a significant part of the Portfolio. We view the possibility of war in the Middle East as the primary obstacle to a stock market and economic rebound. If the Iraq conflict is resolved quickly, investors could see some improvement as early as the middle of 2003.

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The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

1

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman Common Stock Portfolio

In 2002, the Portfolio operated within a very negative environment characterized by a tense geopolitical situation, mixed news on the economy, and worries regarding corporate accounting practices. As a result, investor confidence was severely undermined, and 2002 was the third consecutive down year for the stock market. The market tended to move quickly in 2002, experiencing periods of sharp price movements, often not based on fundamentals. High-volatility, lower-quality stocks benefited during these periods. Investors have been waiting, so far in vain, for a rebound in corporate capital spending. Businesses continue to be cautious regarding expense budgets. In some industries, prices have fallen so low that many companies are finding profits to be unattainable or seriously squeezed. GDP has expanded for five consecutive quarters, but much of that reflects the strength of the consumer rather than strong business spending.

With so much market volatility and so much uncertainty, we tried to take a somewhat neutral approach, attempting to reduce risk. The Portfolio has no significant overweightings relative to the S&P 500. The Portfolio's largest weightings at year-end were in health care, banks, and capital goods. Some of the Portfolio's selections in the areas of banking, health care equipment, and biotechnology contributed positively to performance, as did one of our capital goods companies involved in defense-related activities. The Portfolio's technology holdings (specifically, software and services and hardware and equipment) performed poorly overall. During the second half of the year, the Portfolio's holdings in financials were severely hit by fallout from the corporate accounting and governance scandals.

We are cautiously optimistic regarding the future of the stock market. Many areas of concern remain, e.g.: the increasingly likely conflict in Iraq. However, we also see reasons for optimism. The US government has provided an extraordinary degree of stimulus for the economy, and we believe that these actions will increase economic activity. Interest rates now stand at a 40-year low. The tax cuts passed last year, as well as those now being contemplated, should also have a positive impact. We believe that 2003 will see a strengthening of the equity markets.

Seligman Communications and Information Portfolio

No sector of the stock market delivered strong returns in 2002. Nearly everything was down, except for consumer staples, which was flat, and utilities, which was up slightly. Technology was burdened by the same issues that plagued the rest of the market: rising geopolitical tensions, corporate scandals, and a sluggish economy.

Technology, however, was the worst-performing sector of the S&P 500, and it did have some specific issues of its own. First, the industries that are the biggest users of technology  telecommunications and financial services  continued to struggle. Both industries continued to lay off employees, and thus have little need for new PCs or software licenses. In fact, they have a surplus. They are also not anxious to make large technology investments as they struggle with cash flow issues. Many subsectors of technology continued to grapple with a lack of pricing power, overcapacity, a weak financing environment, and, in many cases, high stock-price valuations.

The Portfolio continued to have a large weighting in software stocks in 2002. We still believe the software industry has stronger fundamentals and fewer saturation issues than most other areas of technology, particularly the semiconductor, personal computer, cellular telephone, and telecommunications industries. Within software, we have invested heavily in electronic design automation software. We also favor security software, particularly anti-virus and intrusion detection software, as well as mainframe software.

Other areas the Portfolio has focused on are video game stocks, a segment which we believe has some of the strongest fundamentals in all of technology, and health care equipment and services, which are generally reasonably valued and have potential for long-term growth. The Portfolio was underweighted in the Internet sector, communications equipment, and semiconductor capi-

__________

The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

2

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman Communications and Information Portfolio (continued)

tal equipment, and these underweightings helped mitigate a difficult year. The top detractor from performance was a holding in the IT consulting and services industry.

The near-term outlook for technology is difficult. Issues such as overcapacity are worrisome, as is the unresolved situation in Iraq. We believe IT spending in the US will see somewhere between 0 - 3% growth in 2003. We are confident, however, about the long-term potential of the Portfolio's holdings. In this challenging environment, we are being extremely selective in choosing stocks. Over the long term, we are optimistic about the technology sector's prospects.

Seligman Frontier Portfolio

During the past year, the US economy continued to show signs of recovery, and has now posted several quarters of positive economic growth. However, areas of uncertainty  such as continuing weak corporate profits and spending, falling consumer confidence, a spate of corporate governance scandals, and increased geopolitical tensions   weighed heavily on the stock market. The consumer sector, helped by mortgage refinancings, remained generally strong, though we believe the consumer sector now has limited growth potential.

Investments in the technology sector made the greatest negative contribution to overall Portfolio return as the sector continued to languish. However, our underweighting in the sector helped the Portfolio's relative returns during this time. While technology may be nearing the bottom of a cyclical downturn, the muted economic recovery and other factors weighing on the market may result in further stock price declines among technology stocks.

__________

The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

3

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman Frontier Portfolio (continued)

Businesses are unlikely to resume spending on capital budget items until the economy improves, and the sector is unlikely to advance until that occurs. However, we believe that valuations are attractive, even after a year-end rally, and we will seek to selectively add technology to the Portfolio in the coming months.

The Portfolio's exposure to the energy sector helped overall returns. While the sector delivered generally negative results, the energy stocks held by the Portfolio performed well, both on an absolute basis and relative to the Russell benchmark. However, we have begun to eliminate some of these names from the Portfolio because we believe they have become fully valued. One of the Portfolio's largest weightings during this time was health care. The group as a whole delivered poor performance during the past year, and we have been lowering the Portfolio's exposure to health care stocks. The Portfolio's investments in this area performed well on a relative basis, however. Within health care, our focus has been on undervalued health care service companies and biotechnology firms with established products and established cash flows.

We believe the US economic recovery will be led by industrial companies and therefore, consumer companies are likely to fall behind. We believe the Portfolio is currently well positioned for an environment of renewed overall economic strength, and particularly for an increase in industrial demand.

Seligman Global Growth Portfolio††

As 2002 began, our view of the US economy was that consumer spending would experience moderate growth, the economy would benefit from a period of inventory rebuilding, earnings would rebound due to cost-cutting, and capital expenditures would increase. In hindsight, we were early in our expectations for a recovery. While the consumer did continue to spend, aided by a wave of mortgage refinancings, the inventory rebuilding we saw in the first quarter of 2002 was not sustained. Also, we are still waiting for a clear improvement in corporate profitability, and for this reason, companies have been highly conservative in their capital spending.

As in the US, large-capitalization stocks in Europe posted large losses. Further, Continental Europe did not benefit from the mortgage refinancing trend that has helped boost consumer spending in the US and UK. The Japanese stock market performed relatively well, as did technology stocks in other parts of Asia.

The Portfolio has a significant weighting in the areas of pharmaceuticals and biotechnology and health care, mainly in the US and in Europe. In general, we believe health care stocks continue to benefit from demographic trends, with the demand for health care products being driven by the aging populations in both regions. We expect the need for basic health care services to increase, as well as for innovative quality-of-life enhancing products and services. Investments in the technology sector were the greatest negative contributors to overall Portfolio return as the sector continued to languish. At the beginning of the year, we had expected technology stocks to benefit by year-end from renewed capital expenditures. Instead, cost-cutting and reduced expenditures caused the sector to suffer further painful declines. We do not expect a recovery in technology until later in 2003. Until then, our focus will be on established companies with strong balance sheets, products and client relationships, as well as on those companies whose compelling valuations make them attractive.

We still believe that an economic recovery in the US will be led by the industrial side of the economy, and we continue to position the Portfolio for an economic recovery led by industrial and basic material stocks. These stocks have been at depressed levels for nearly two years and present investors with the possibility for significant upside potential. Our holdings in the sector include diversified manufacturing-related concerns. The prospect of military action in the Middle East makes the timing of a rebound somewhat uncertain. However, if military conflict can be resolved quickly, investors may see some improvement by mid-2003.

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The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

4

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman Global Smaller Companies Portfolio††

During the past year, the US economy continued to show signs of recovery, and has now posted five quarters of positive economic growth. However, areas of uncertainty  such as continued weak corporate profits and spending, wavering consumer confidence, a spate of corporate governance scandals, and increased geopolitical tensions  weighed heavily on the US stock market. Stock markets abroad posted mixed results. European economies are sluggish, and stock performance there reflected this economic weakness. The European Central Bank lowered interest rates 50 basis points on November 6, 2002, in an effort to revive flagging economies in the euro zone. Europe, however, was largely unaffected by the wave of corporate accounting scandals. As in the US, consumers in the UK have been resilient and have benefited from low interest rates and mortgage refinancings. The consumer has also been strong in Asia, particularly in South Korea.

During the period under review, the Portfolio was positioned for a cyclical recovery. In the international portion of the Portfolio, we sought to increase the number of holdings. We also sought to spread geographic risk by adding exposure to new markets.

Investments in the technology sector were a negative contributor to performance as the sector continued to languish. While technology may be nearing the bottom of a cyclical downturn, the weak economic recovery and other factors weighing on the market may result in further price declines among technology stocks. Businesses are unlikely to resume spending on capital budget items until the economy improves, and the sector is unlikely to advance until that occurs. However, we believe that valuations are currently attractive, and we may use further price declines as opportunities to selectively add technology stocks to the Portfolio in the coming months.

The Portfolio's investments in the health care area have been focused on undervalued health care service companies and biotechnology firms with established products and established cash flow. During the past year, the health care industry underperformed, and we have been lowering the Portfolio's exposure. The Portfolio's exposure to the energy sector helped overall returns. While the sector delivered generally negative returns, the energy stocks within the Portfolio delivered good performance, both on an absolute and relative basis.

The UK's economy remained strong relative to Continental Europe, but reasonable stock valuations were difficult to find. In light of the boom in mortgage refinancings and the low interest rate environment, the Portfolio had exposure to the construction industry in the UK. There is strong demand for modestly priced houses, and the Portfolio owned the stock of a house builder as a way to attempt to capitalize on this trend. Reflecting the continued strength of the consumer in the UK, we also had exposure to consumer-related stocks. In Europe, economic conditions were weak, but we believe this will slowly improve as the US economic recovery takes hold. The Portfolio was hurt by its exposure to the outsourcing theme in Europe. During the past year, companies cut back on outsourcing, and business services stocks suffered. In Asia, South Korea in particular has benefited from healthy consumer demand, and the Portfolio's exposure here has focused on consumer-related stocks such as supermarkets and other retail shops. In Japan, the Portfolio is diversified across a variety of economic sectors.

We believe that the US economy is in the beginning of an enduring, albeit slow and possibly unsteady, economic recovery. In our view, this recovery will be led by industrial companies and that consumer companies are likely to fall behind as consumer spending weakens. In international markets, things are slowly improving. We believe the economic weakness in Europe has created opportunities for the Portfolio to purchase attractively valued stocks. Going forward, the Portfolio is positioned for cyclical, not structural, growth, and we believe 2003 will be a better year.

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The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

5

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman Global Technology Portfolio††

Despite a year-end rally, the past year was difficult and disappointing for technology stocks around the world. At the beginning of the year, markets were expecting an economic recovery by the end of 2002. As the year progressed, however, prospects for a global recovery were pushed out until later in 2003. The market began to realize that end demand was not moving nearly as quickly as supply. European technology markets, which are heavily weighted with struggling telecommunications companies, lagged the US market. Asian markets performed well early on, then relinquished their lead as investors worried that Asian technology companies would remain mired in difficulty if the US failed to pull out of its slump.

During this difficult year, the Portfolio favored relatively defensive technology companies with less earnings variability than the average technology stock. We also liked companies that demonstrated the potential to grow quickly by taking market share. One of the Portfolio's largest weightings was software, which performed in line with the rest of the technology market. However, within this group we were selective, and the stocks we chose performed well overall on a relative basis, although many delivered negative absolute returns. The Portfolio's holdings in IT services and processing services were poor performers. The Portfolio's US holdings focused on software and services. In Asia, the Portfolio has sought to gain exposure to companies that have benefited from the outsourcing of production and services to Asia. It has been difficult to find good investment opportunities in European technology stocks, and the Portfolio is underweighted here.

Until there are more solid signs of a global economic recovery, the Portfolio will maintain a somewhat defensive bias. End demand must rebound before technology can stage a meaningful recovery. However, we are optimistic about the future of technology stocks as a whole because valuations are generally reasonable and reflect the difficult operating environment.

Seligman High-Yield Bond Portfolio

Seligman High-Yield Bond Portfolio spent the first few months of 2002 continuing to reposition its holdings in an attempt to add more diversity and liquidity. Defaults remained a major issue for the high-yield bond market in 2002, and risk avoidance became the watchword after an initial period of enthusiasm. The market began to punish risk, and in response the Portfolio became more conservative, looking for cash-generating bonds and avoiding those companies with eroding profitability or in danger of being downgraded. During this time, we underweighted technology and cyclicals. In October, however, investor sentiment shifted, and the high-yield bond market rallied sharply, rewarding risky credits such as telecom and other lower-rated bonds. The year's worst performers suddenly rallied, as investors felt there were bargains to be found. This change in the perception of risk coincided with an accumulation of good news such as improved economic numbers, a surprise interest rate cut by the Federal Reserve Board, and what the market perceived to be positive political developments.

As the October high-yield rally firmed, the Portfolio began to take on more risk, adding exposure to cyclicals and lower-rated credits. We shifted the Portfolio's credit quality mix in order to add yield and total return potential. We were also able to purchase what we felt to be oversold securities at very attractive prices, while at the same time sticking to our fundamental research process. We

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The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

6

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman High-Yield Bond Portfolio (continued)

continued to target credits with adequate liquidity, manageable debt loads, and stable or improving fortunes.

The Portfolio's performance was helped in 2002 by the avoidance of troubled names like Enron and WorldCom. The Portfolio's holdings in autos and industrials performed well during the first half of the year, as did our holdings in the areas of gaming, media, broadcasting, and energy. Performance was hurt in the last three months of 2002 by our lack of exposure to the lower quality bonds that rallied during this time. The Portfolio's underweighting in the consumer sector hurt performance, as these bonds did well. Cable, telecommunications, and certain utilities also performed poorly.

We believe 2003 will see an improved environment, both for the US economy and for the high-yield bond market. There is a great deal of monetary and fiscal stimulus in the system, and this should contribute to moderate economic growth. In the high-yield bond market, we think defaults will continue to decrease. The Federal Reserve Board will likely leave interest rates untouched over the near term, as inflation is contained. We believe all of these factors constitute a constructive environment for high-yield bonds, and we have accordingly positioned the Portfolio for an economic recovery. Geopolitics continue to be a concern, of course, and in the event of a prolonged war or slower-than-expected economic growth, the Portfolio would again adopt a more conservative approach.

Seligman Income Portfolio

In 2002, the Portfolio operated within a very negative environment characterized by a tense geopolitical situation, mixed news on the economy, and worries regarding corporate governance and accounting practices. As a result, investor confidence was severely undermined, and 2002 was the third consecutive down year for the stock market. Higher-quality bonds continued to outpace stocks in 2002, offering investors a relative safe haven. In November, the Federal Reserve Board cut rates 50 basis points, hoping to build investor confidence.

The Portfolio continued to dedicate roughly 60% of its assets to common stocks, and 40% to a mix of Treasuries, US government agency bonds, and corporates. With so much market volatility and uncertainty surrounding the geopolitical situation, we have tried to take a somewhat neutral approach, attempting to reduce risk. The Portfolio has no significant overweightings relative to the S&P 500. Some of the

__________

The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

7

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman Income Portfolio (continued)

Portfolio's stock selections in the areas of health care and consumer durables contributed positively to performance in 2002. Our technology holdings performed poorly overall. During the second half of the year, some of the Portfolio's holdings in technology and diversified financials were severely hit by fallout from the corporate accounting and governance scandals. The Portfolio's fixed income holdings contributed positively to performance during the year. At the beginning of 2002, investors expected the economy would improve, but as the rebound lost strength, risk was punished in the bond market. In response, we upgraded the quality of the Portfolio's fixed income holdings, and were able to benefit from the subsequent rally in Treasuries and other high-quality bonds.

Going forward, we are cautiously optimistic. Many areas of concern remain, e.g.: the war on terrorism, the increasingly likely  conflict in Iraq, falling consumer confidence and spending, and continued anemic corporate spending and profits. However, we also see reasons for optimism. The US government has provided an extraordinary degree of stimulus for the economy, and we believe that these actions will produce the desired effect of increasing economic activity. The recovery may be gradual, however. The Portfolio is positioned for what we believe will be a moderate economic recovery, and accordingly, we have increased our weighting in corporate bonds.

Seligman International Growth Portfolio††

During the past year, the world economy had difficulty gaining momentum, and corporate profits did not improve appreciably. Overseas markets experienced major corrections, as did the US stock market. Some areas fared better than others, however. Asian markets posted better performance than European markets, where large-capitalization stocks suffered steep declines. Japan benefited from a certain degree of optimism regarding the reform process there, as well as from some currency appreciation. Australia's stock market was largely insulated from world events despite having several large exporters in the mining sector and a large multi-national media company. In general terms, the countries in which homeownership is prevalent and interest rates are low (such as the US, the UK, and Australia) had relatively healthy economies. Europe, where renters predominate, did not benefit from the refinancing trend, nor was the European Central Bank aggressive in lowering interest rates during the past year.

Information technology stocks detracted from Portfolio performance over the past year. Despite some decent performance from our Asian technology holdings, we were hurt by stock selection in this area. Certain companies appeared to offer attractive valuations and good growth, but, unfortunately, the growth failed to materialize. Consumer staples stocks were a major weighting for the Portfolio during the past year, and they contributed positively toward performance. Against a backdrop of economic weakness, investors have seen this sector as a safe haven. Valuations now reflect these stocks' popularity, and we believe this rally has run its course, particularly since the factors supporting the consumer  the prospect of lower interest rates, mortgage refinancings, and tax cuts  will be difficult to sustain in 2003. Going forward, the Portfolio's exposure to these stocks will be lowered.

Continental Europe continues to be our largest geographic allocation, representing roughly one-half of the Portfolio. Switzerland, the Netherlands, and Germany are the Portfolio's largest country weightings in this region. In our view, Europe's economic downturn is bottoming, and export sectors should be the first beneficiaries of a global economic upturn. Politically, we believe monetary and fiscal policy on balance may be shifting towards greater accommodation and growth. The Fund's holdings in the UK represent roughly 20% of holdings, and are broadly diversified, including large pharmaceutical companies and banks.

_______________

The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

8

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman International Growth Portfolio†† (continued)

The Portfolio's weighting in Japanese equities has decreased over the past year, with Japan representing almost 12% of the Portfolio's holdings. As the reform process moves slowly forward, the reform of bank balance sheets is taking on greater urgency. We believe Japan's economy is slowing, but we expect Japan's export sector to benefit from a global economic recovery in 2003. Increasing restructuring and merger activity is helping Japanese corporations adapt to changes in the Asian region. The Portfolio's holdings in Japan are diversified, and include well-known exporters.

The Portfolio's weighting in non-Japanese Pacific markets has increased slightly over the period under review, representing about 10% of the Portfolio's investments. Australia is the largest country weighting in this region, though the Portfolio also has investments in Hong Kong, South Korea, and Taiwan. Australia's economy has been relatively healthy and insulated from world events over the past year, and is expected to grow at a fairly strong pace in 2003. We believe the resource-based Australian economy is positioned to be a chief beneficiary of a cyclical global economic recovery.

We are cautiously optimistic in our outlook, and believe we are in the early stages of a global economic recovery led by the US. Certain economies, particularly in Asia, are projected to have higher growth rates than the US. We have noted several positive trends that are conducive to international investing, including a weaker US currency, rising productivity around the world, a new openness to trade and investment, and improving regulatory, monetary, and taxation policies in many parts of the world. The Portfolio is positioned for a cyclical recovery, which we believe will begin in 2003.

Seligman Investment Grade Fixed Income Portfolio

At the beginning of 2002, interest rates were slowly moving higher, as investors began to anticipate economic recovery. However, by the early spring of 2002, rates began a freefall, with the 10-year Treasury yield falling from its peak of about 5.4% in the middle of March to 3.6% at the end of September, ending the year at 3.8%. The sharp decline in rates was driven by the fact that the economic recovery seemed slower and less steady than many had hoped. Also, the largest declines in yields were concentrated among Treasuries and higher-rated corporate bonds, producing enormous spreads between high-grade and low-grade debt. As perceived geopolitical risks increased and more allegations of corporate malfeasance surfaced, investors sought a degree of safety in high-quality bonds, particularly Treasuries.

As 2002 began, the Portfolio was positioned for an economic recovery and, thus, higher interest rates. We were increasing exposure to lower-rated investment-grade bonds to capture potential capital appreciation as spreads narrowed. We reassessed our strategy, however, when the economy showed signs of slowing and risk was being punished by the market. We steered the Portfolio into what proved to be safer territory, and the Portfolio benefited from this emphasis on Treasuries and high-quality corporate bonds.

While we believe the US economy is in the early stages of recovery, growth is likely to be slow and possibly unsteady over the next several months. Thus, we plan to remain conservative, with the Portfolio concentrated in Treasuries and top-tier corporate bonds. We believe there will be attractive opportunities among relatively lower rated investment-grade corporates as market sentiment improves, and we will pursue these opportunities when we feel the time is right, but investors may remain risk averse for a while.

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The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

9

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman Large-Cap Growth Portfolio

As we headed into 2002, we believed the economy would stage a lasting recovery, and were thus hopeful for growth stocks, which typically do well in the early phases of recovery. In hindsight, we were early in our expectations, as 2002 proved to be yet another dismal year for equity investors. While no area of the market was safe  every sector delivered negative performance  growth stocks fared even worse. Investors pursued what they perceived to be the very safest of investments and shunned stocks whose prices depend heavily upon investor optimism for the future, particularly growth stocks.

The Portfolio maintained a relatively large weighting in technology. This exposure hurt returns since technology was one of the worst-performing sectors of the market. Spending on equipment and software bottomed in the beginning of 2002, but has since been improving. Spending in this area is now growing at its fastest rate in three years, and we believe this growth will continue throughout 2003. Industrial stocks, particularly chemical manufacturing companies, remained a significant part of the Portfolio. Business investment improved in 2002, and industrial stocks were among the chief beneficiaries. Companies maintained historically low inventories in 2002, which we believe bodes well for 2003.

We continue to have confidence that an economic recovery is slowly taking place, and that industrial stocks will be the primary beneficiaries. Businesses have cut costs dramatically over the past few years. If demand resumes, earnings will be highly leveraged. We are focusing on those industries, such as technology and industrials, best positioned to take advantage of this type of recovery. The major risk to this outlook is the possibility of war in the Middle East.

Seligman Large-Cap Value Portfolio

2002 was an extremely difficult year for equity investors and for the Portfolio. Many had expected it to be a positive year for equities, but, as it turned out, it was a year characterized by high-profile cases of fraudulent corporate accounting and unethical corporate governance. The effect of these well-publicized scandals was to severely undermine investor confidence at a time when the US economy was struggling to emerge from recession. The scandals counteracted the vast amount of fiscal and monetary stimulus provided to restart the economy. The overall economy was still plagued by a recession in corporate profits and capital spending by businesses.

In 2002 the Portfolio significantly underperformed, largely because its merchant energy holdings (e.g., AES and El Paso) suffered severe price declines despite, in our opinion, being fundamentally sound businesses. We continue to hold AES because it received approval for a debt restructuring. The Portfolio also continues to own El Paso.

At year-end the Portfolio's largest weightings were in banks, insurance, and diversified financials. Much of the bad news earlier in the year that afflicted financial stocks, including Enron-related litigation and high-risk loan exposure, appears to be ending. Among the Portfolio's largest holdings are a large investment bank and a financial services conglomerate. They should benefit from a domestic and global economic recovery. The Portfolio also owns several high-quality insurance companies. We believe the insurance industry currently has pricing power, since we are in the middle of what is typically a three-year cycle of rising premiums.

__________

The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

See footnotes on page 11.

10

Seligman Portfolios, Inc.

Annual Performance Overview(unaudited)

Seligman Large-Cap Value Portfolio (continued)

We are optimistic that 2003 will be a better year. For stocks to move ahead, we think it is important that five elements be in place  tangible proof of economic growth; the lowering and stability of the price of oil; resolution of the Iraqi confrontation; earnings growth exceeding expectations; and the recognition by investors of the relative and absolute attractiveness of equities. We believe the Portfolio is currently positioned well, with strong companies purchased at relatively attractive prices.

Seligman Small-Cap Value Portfolio

2002 was a difficult year, with the biggest factor driving performance being the market itself. Unnerved by high-profile corporate scandals, investors punished nearly all stocks, regardless of size, style, and industry. The Portfolio, which had been positioned for a recovery, was hurt when this recovery was pushed out into the future. The Portfolio's financial stocks performed especially poorly. The Portfolio had a large weighting in consumer-oriented stocks. Consumer spending remains stable. Our consumer holdings include a manufacturer of residential furniture and specialty retailers.

We also maintained a large weighting in the health care sector. Valuations in health care are significantly below their five-year average, as are profit margins, leaving room for growth. Additionally, the regulatory and legislative environment is currently more favorable for many health care companies. Portfolio holdings in the sector include both biopharmaceutical companies and health care and medical products providers. We also maintained a large weighting in the industrials sector. We expect excess capacity to diminish in 2003 as companies replace equipment. Inventory-to-sales ratios are at record lows as companies keep minimal stock on hand. As business spending increases, we believe manufacturing orders will increase.

We believe that 2003 will be the first year of normalized earnings that investors have seen in a long while. Many American companies have eliminated excess costs, resulting in improved profit margins. We believe that as business spending and sales improve, earnings have the potential to improve as well. In anticipation of increased business spending, the Portfolio has selectively added technology stocks, including a supplier of chipsets to mobile phone manufacturers. We will seek to add other companies that are taking market share and that have reasonable longer-term prospects.

__________

The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

†

Performance data quoted represent past performance, reflect any change in price and assume all distributions are reinvested in additional shares. Returns are net of all portfolio operating expenses, but do not include any charges imposed on contract owners by the insurance companies' separate account. If the returns included the effect of these additional charges, they would have been lower. For certain Portfolios, the Manager is voluntarily reimbursing a portion of the Portfolio's expenses, and such reimbursement can be discontinued at any time at the Manager's discretion. Absent such reimbursement, returns would have been lower.

††

Investing in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

11

Seligman Portfolios, Inc.

Portfolio Overview

Largest Portfolio Changes †
During the Six Months Ended December 31, 2002

Seligman Capital Portfolio
Largest Purchases	Largest Sales

King Pharmaceuticals*	Staples**
Express Scripts*	Starwood Hotels & Resorts Worldwide**
Covance	ServiceMaster**
BMC Software*	Pharmaceutical Resources**
Biomet*	Williams-Sonoma
St. Jude Medical*	Human Genome Sciences**
Cheesecake Factory*	Georgia Gulf
Swift Transportation*	Alloy**
Adolph Coors (Class B)*	Robert Half International**
Intersil (Class A)*	Research In Motion**

Seligman Common Stock Portfolio
Largest Purchases	Largest Sales

Wachovia*	Chubb**
Cardinal Health*	XL Capital (Class A)**
MGIC Investment*	Baxter International**
Bank of America*	Citigroup
Bear Stearns*	Lockheed Martin
Mohawk Industries*	General Electric
Fifth Third Bancorp*	Air Products and Chemicals
Radian Group*	May Department Stores**
Wells Fargo*	Kraft Foods (Class A)
The PMI Group*	J.P. Morgan Chase

Seligman Communications and Information Portfolio
Largest Purchases	Largest Sales

Laboratory Corp. of America Holdings*	Symantec
Quest Diagnostics*	Lexmark International (Class A)
Concord EFS*	Microsoft
BMC Software	Clear Channel Communications
McGraw-Hill*	Electronic Data Systems**
Samsung Electronics*	Electronic Arts
Cytyc*	Autodesk
Boston Scientific*	Affymetrix**
First Data	Integrated Circuit Systems
Charles River Laboratories International	Lockheed Martin**

Seligman Frontier Portfolio
Largest Purchases	Largest Sales

LifePoint Hospitals*	XTO Energy
PETCO Animal Supplies	THQ**
Semtech*	Pioneer Natural Resources
AMETEK*	Spinnaker Exploration**
Medicines*	Smith International**
Diagnostic Products*	Activision**
Macrovision*	Iron Mountain
Airgas*	Career Education
Progress Software*	Big Lots**
McDATA (Class A)*	Duane Reade**

__________
See footnotes on page 18.

12

Seligman Portfolios, Inc.

Portfolio Overview

Seligman Global Growth Portfolio

Largest Portfolio Changes †
During the Six Months Ended December 31, 2002

Largest Purchases	Largest Sales

Amvescap*	Hilton Hotels
General Electric*	Woolworths**
Nestlé*	Barrick Gold**
Gallagher Group (ADRs)*	Eli Lilly**
Gucci Group (NY shares)*	Honda Motor
Merck*	Honeywell International**
Telecom Italia Mobile "T.I.M."*	BP (ADRs)
Hewlett-Packard*	Diageo
Consolidated Edison*	Carrefour**
Wal-Mart Stores*	Teva Pharmaceutical Industries (ADRs)

Diversification of Net Assets by Industry***
December 31, 2002

				Percent of Net Assets December 31,

	Issues	Cost	Value	2002	2001

Common Stocks:

Automobiles and Components	2	$59,808	$51,655	2.0%	3.7%
Banks	10	291,457	282,499	10.7	8.4
Capital Goods	3	96,366	86,085	3.3	6.4
Chemicals	3	138,528	131,564	5.0	-
Commercial Services and Supplies	1	18,394	17,721	0.7	1.5
Communications Equipment	5	103,357	81,079	3.1	5.9
Computer and Peripherals	2	88,076	76,942	2.9	1.3
Consumer Durables and Apparel	3	89,550	87,142	3.3	2.0
Consumer Staples	8	258,393	253,367	9.6	7.7
Containers and Packaging	1	17,145	22,180	0.8	-
Diversified Financials	2	100,285	88,148	3.4	6.2
Electronic Equipment and Instruments	1	11,060	13,237	0.5	1.3
Energy	8	203,105	223,082	8.5	0.6
Health Care	12	615,641	538,228	20.4	18.4
Hotels, Restaurants and Leisure	1	36,486	41,943	1.6	1.4
Insurance	2	37,359	31,985	1.2	4.1
Leisure Equipment and Products	-	-	-	-	0.7
Media	3	105,282	105,960	4.0	3.8
Metals and Mining	1	28,229	30,969	1.2	2.5
Office Electronics	1	25,252	26,347	1.0	-
Paper and Forest Products	1	33,791	32,090	1.2	1.1
Retailing	1	36,744	35,357	1.3	2.9
Semiconductor Equipment and Products	4	162,105	96,248	3.7	5.3
Software and Services	1	52,871	46,548	1.8	5.4
Telecommunication Services	4	89,963	98,390	3.7	3.1
Textiles and Apparel	-	-	-	-	0.7
Transportation	1	31,893	34,717	1.3	0.7
Utilities	3	106,729	93,836	3.6	1.5

	84	2,837,869	2,627,319	99.8	96.6
Other Assets Less Liabilities	-	6,194	6,194	0.2	3.4

Net Assets	84	$2,844,063	$2,633,513	100.0%	100.0%

__________
See footnotes on page 18.

13

Seligman Portfolios, Inc.

Portfolio Overview

Seligman Global Smaller Companies Portfolio

Largest Portfolio Changes†
During the Six Months Ended December 31, 2002

Largest Purchases	Largest Sales

Otsuka Kagu*	XTO Energy
LifePoint Hospitals*	Ferretti**
PETCO Animal Supplies	THQ**
Lotte Chilsung Beverage*	Pioneer Natural Resources
Semtech*	Smith International**
Moshi Moshi Hotline	Spinnaker Exploration**
AMETEK*	Compañia de Distribución Integral Logista**
Gamesa Corporación Tecnológica “Gamesa”*	Activision**
Medicines*	Iron Mountain
Dairy Crest Group*	Group 4 Falck**

Diversification of Net Assets by Industry***
December 31, 2002

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2002	2001

Common Stocks:

Automobiles and Components	2	$29,846	$48,725	0.8%	0.6%
Capital Goods	15	471,494	392,642	6.6	6.3
Chemicals	4	183,352	148,103	2.5	1.1
Commercial Services and Supplies	12	617,421	576,703	9.7	13.5
Communications Equipment	6	220,493	123,147	2.1	0.9
Consumer Durables and Apparel	5	180,238	154,601	2.6	3.8
Consumer Staples	9	289,871	287,404	4.9	4.6
Containers and Packaging	-	-	-	-	0.3
Diversified	-	-	-	-	0.9
Electronic Equipment and Instruments	2	129,815	91,831	1.6	2.9
Energy	5	209,663	294,620	5.0	7.6
Financials	20	602,211	606,333	10.3	6.5
Health Care Equipment and Supplies	11	313,342	302,912	5.1	2.8
Health Care Providers and Services	10	483,890	408,760	6.9	10.4
Hotels, Restaurants and Leisure	14	492,253	466,566	7.9	5.9
Media	7	269,417	245,384	4.2	2.8
Metals and Mining	3	96,207	83,527	1.4	0.2
Office Electronics	1	16,571	17,794	0.3	-
Pharmaceuticals and Biotechnology	9	288,842	233,152	3.9	6.5
Real Estate	-	-	-	-	0.5
Retailing	14	428,117	326,538	5.5	4.9
Semiconductor Equipment and Products	10	296,456	223,870	3.8	2.7
Software and Services	11	513,244	442,249	7.5	3.7
Telecommunication Services	1	29,812	37,100	0.6	3.9
Transportation	8	198,934	194,142	3.3	2.9
Utilities	2	56,151	60,005	1.0 0.2	-

	181	5,766,108	6,417,640	97.5	96.4
Other Assets Less Liabilities	-	148,949	148,949	2.5	3.6

Net Assets	181	$6,566,589	$5,915,057	100.0%	100.0%

__________
See footnotes on page 18.

14

Seligman Portfolios, Inc.

Portfolio Overview

Seligman Global Technology Portfolio

Largest Portfolio Changes†
During the Six Months Ended December 31, 2002

Largest Purchases	Largest Sales

Canon*	Autodesk
Dell Computer*	Garmin
Concord EFS*	ASM International**
Synnex Technology*	Samsung SDI**
Hewlett-Packard*	Venture Manufacturing**
Infosys Technologies	Samsung Electro-Mechanics**
PeopleSoft*	Symantec
Satyam Computer Services*	TCL International Holdings**
Informatica*	Synopsys
Mastek*	FANUC**

Diversification of Net Assets by Industry
December 31, 2002

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2002	2001

Common Stocks, Preferred Stocks
and Convertible Bonds:

Application Software	10	$2,185,568	$1,588,672	14.5%	11.3%
Capital Goods	2	247,091	201,507	1.8	1.3
Commercial Services and Supplies	4	594,826	539,728	4.9	-
Communications Equipment	4	392,710	343,483	3.1	7.1
Computers and Peripherals	7	922,851	1,015,171	9.3	6.2
Consumer Durables and Apparel	3	279,887	341,000	3.1	-
Electronic Equipment and Instruments	5	1,133,718	825,177	7.5	19.2
Entertainment Software	1	147,394	71,604	0.7	-
Health Care	3	200,685	220,699	2.0	-
Internet Software and Services	1	336,230	156,768	1.4	1.5
IT Consulting and Services	7	2,439,963	1,569,866	14.3	15.4
Materials	1	205,902	250,926	2.3	-
Media	3	388,161	304,947	2.8	-
Office Electronics	2	319,851	347,329	3.2	-
Semiconductor Equipment and Products	7	678,468	568,760	5.2	13.8
Systems Software	6	1,938,421	1,732,964	15.8	7.0
Telecommunication Services	1	116,528	129,412	1.2	2.5

	67	12,528,254	10,208,013	93.1	85.3
Other Assets Less Liabilities	-	751,070	751,070	6.9	14.7

Net Assets	67	$13,279,324	$10,959,083	100.0%	100.0%

__________
See footnotes on page 18.

15

Seligman Portfolios, Inc.

Portfolio Overview

Largest Portfolio Changes†
During the Six Months Ended December 31, 2002

Seligman High-Yield Bond Portfolio
Largest Purchases	Largest Sales

Chesapeake Energy 8.375%, 11/1/2008*	Station Casinos 9.875%, 7/1/2010**
Host Marriot 9.50%, 1/15/2007*	TDL Infomedia Holdings 0% (15.50%), 10/15/2010**
EchoStar 9.375%, 2/1/2009*	Westport Resources 8.25%, 11/1/2011**
Allied Waste North America 10%, 8/1/2009	Trico Marine Services 8.875%, 5/15/2012**
Qwest 8.875%, 3/15/2012*	Charter Communications Holdings 12.125%, 1/15/2012**
Felcore Lodging 9.50%, 9/15/2008*	Lin Television 8.375%, 3/1/2008**
Graphic Packaging 8.625%, 2/15/2012*	Forest Oil 8%, 12/15/2011**
MeriStar Hospitality 9.125%, 1/15/2011*	Ucar Finance 10.25%, 2/15/2012**
Mediacom Broadband 11%, 7/15/2013*	AK Steel 7.75%, 6/15/2012**
Pliant 13%, 6/1/2010*	MGM Grand 9.75%, 6/1/2007**

Seligman Income Portfolio
Largest Purchases	Largest Sales

FHLMC Gold 4.50%, 11/1/2007*	US Treasury Bonds 5.375%, 2/15/2031
US Treasury Notes 4%, 11/15/2012*	US Treasury Notes:
Bear Stearns*	6%, 8/15/2004**
Coca-Cola*	4.625%, 5/15/2006**
US Treasury Bonds 6.25%, 8/15/2023*	5%, 8/15/2011**
Lockheed Martin	FHLMC 3.50%, 1/16/2004**
FHLMC 4.125%, 1/17/2006*	US Treasury Notes 4.75%, 11/15/2008**
Pulte Homes*	May Department Stores**
Bank of America	Raytheon
FNMA 5.25%, 2/22/2007*	Ford Motor 7.375%, 2/1/2011**
BB&T

Seligman International Growth Portfolio
Largest Purchases	Largest Sales

Amvescap*	Teva Pharmaceutical Industries (ADRs)
Nestlé*	Barrick Gold**
Gucci Group (NY shares)*	Woolworths**
Telecom Italia Mobile “T.I.M.”*	Carrefour**
Fortum*	BP (ADRs)
Gallagher Group (ADRs)*	Diageo
BHP Billiton*	Honda Motor
SKF*	Empresa Brasileira de Aeronautica “Embraer” (ADRs)**
AstraZeneca (ADRs)*	Akzo Nobel**
Syngenta	Hankyu Department Stores**

__________
See footnotes on page 18.

16

Seligman Portfolios, Inc.

Portfolio Overview

Diversification of Net Assets by Industry ***
December 31, 2002

Seligman International Growth Portfolio

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2002	2001

Common Stocks:

Automobiles and Components	2	$107,517	$91,367	2.8%	5.7%
Banks	10	527,229	505,550	15.3	12.8
Capital Goods	2	69,625	69,900	2.1	1.8
Chemicals	2	126,336	132,752	4.0	-
Commercial Services and Supplies	-	-	-	-	2.2
Communications Equipment	4	80,127	67,171	2.0	3.5
Consumer Durables and Apparel	3	179,101	174,283	5.3	-
Consumer Staples	6	299,961	303,142	9.1	9.9
Containers and Packaging	1	28,616	36,967	1.1	-
Diversified Financials	2	193,803	169,249	5.1	6.3
Electronic Equipment and Instruments	1	19,903	23,827	0.7	2.3
Energy	8	370,124	407,390	12.3	7.0
Health Care	6	440,170	403,513	12.2	12.1
Insurance	2	63,025	51,442	1.6	6.8
Leisure Equipment and Products	-	-	-	-	1.1
Media	3	199,641	197,156	5.9	4.3
Metals and Mining	1	52,584	57,667	1.7	3.7
Office Electronics	1	39,521	41,403	1.3	-
Paper and Forest Products	1	63,897	64,180	1.9	1.7
Retailing	-	-	-	-	1.2
Semiconductor Equipment and Products	3	91,138	79,688	2.4	1.3
Software and Services	-	-	-	-	3.5
Telecommunication Services	4	167,473	183,010	5.5	5.3
Textiles and Apparel	-	-	-	-	1.1
Transportation	1	64,274	69,434	2.1	1.0
Utilities	2	119,002	95,101	2.9	3.5

	65	3,303,067	3,224,192	97.3	98.1
Other Assets Less Liabilities	-	90,426	90,426	2.7	1.9

Net Assets	65	$3,393,493	$3,314,618	100.0%	100.0%

Largest Portfolio Changes †
During the Six Months Ended December 31, 2002

Seligman Investment Grade Fixed Income Portfolio
Largest Purchases	Largest Sales

FHLMC GOLD 4.50%, 11/1/2007*	US Treasury Notes:
Core Investment Grade 4.727%, 11/30/2007*	5%, 8/15/2011
US Treasury Notes 4%, 11/15/2012*	4.625%, 5/15/2006**
FHLMC 3.60%, 1/28/2005*	US Treasury Bonds 5.375%, 2/15/2031**
US Treasury Bonds 6.25%, 8/15/2023	Ford Motor 7.375%, 10/1/2011**
FHLMC:	FNMA 6%, 12/15/2005**
5.75%, 4/29/2009*	US Treasury Notes:
4.125%, 1/17/2006*	3.375%, 3/30/2004**
FNMA 5.25%, 3/22/2007*	4.75%, 11/15/2008**
FHLMC 4.50%, 7/23/2007*	FNMA 6.50%, 8/15/2004**
FNMA 2.40%, 11/19/2004*	Coca-Cola Enterprises 5.25%, 5/15/2007**
Kraft Foods 6.25%, 6/1/2012**
__________
See footnotes on page 18.

17

Seligman Portfolios, Inc.

Portfolio Overview

Largest Portfolio Changes †
During the Six Months Ended December 31, 2002

Seligman Large-Cap Growth Portfolio
Largest Purchases	Largest Sales

Merck*	Hilton Hotels
Weyerhaeuser*	Eli Lilly
Applied Materials*	Starwood Hotels & Resorts Worldwide**
Johnson & Johnson	Honeywell International**
General Electric	AOL Time Warner**
International Business Machines	Home Depot**
Air Products and Chemicals*	Mattel**
PepsiCo*	Viacom (Class B)
Altria Group*	NIKE (Class B)**
Hewlett-Packard	Medtronic

Seligman Large-Cap Value Portfolio
Largest Purchases	Largest Sales

J. C. Penney**	Radio Shack**
El Paso	Washington Mutual
United Technologies
Allstate
Lucent Technologies**
International Paper
Praxair
Kimberly-Clark
Medtronic
ChevronTexaco

Seligman Small-Cap Value Portfolio
Largest Purchases	Largest Sales

American Italian Pasta*	BWAY**
Montpelier Re Holdings*	Omnicare**
Continental Airlines	Fresh Del Monte Produce
Eon Labs	Allmerica Financial**
The Wet Seal (Class A)	Harman International Industries
Clayton Homes	Bunge
Agere Systems (Class A)	Edwards Lifesciences
Innkeepers USA Trust	NOVA Chemicals
Furniture Brands International	Urban Outfitters
Cadmus Communications	Olin
__________
†

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order. The data has not been audited by Ernst & Young LLP.

*	Position added during the period.
**	Position eliminated during the period.
***

“Diversification of Net Assets by Industry” is included for the Seligman International Portfolios because their portfolio holdings are listed by country rather than by industry in the “Portfolios of Investments.” The data has not been audited by Ernst & Young LLP.

18

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Capital Portfolio
	Shares	Value
Common Stocks 96.0%

Automobiles and Components 3.9%

Gentex*	11,200	$354,312
Harley-Davidson	4,900	226,380

		580,692

Capital Goods 6.4%

Actuant (Class A)*	1,200	55,740
Danaher	3,700	243,090
Fastenal	3,500	130,882
Navistar International*	3,400	82,654
Rockwell Automation	20,900	432,839

		945,205

Chemicals 4.9%

Ecolab	5,700	282,150
Georgia Gulf	18,800	435,032

		717,182

Commercial Services and
Supplies 8.1%

Avery Dennison	6,100	372,588
ChoicePoint*	7,033	277,733
Cintas	5,100	233,223
Fiserv*	6,700	227,197
Pitney Bowes	2,700	88,182

		1,198,923

Communications Equipment 1.1%

ADC Telecommunications*	21,800	45,671
CIENA*	4,300	22,037
JDS Uniphase*	13,900	34,194
Juniper Networks*	8,100	55,080

		156,982

Computers and Peripherals 1.6%

Lexmark International (Class A)*	2,800	169,400
Seagate Technology*	5,700	61,161

		230,561

Consumer Durables and Apparel 2.5%

Coach*	6,900	227,148
Mohawk Industries*	2,600	148,070

		375,218

Consumer Staples 1.4%

Adolph Coors (Class B)	2,500	153,125
Smithfield Foods*	700	13,888
United Natural Foods*	1,500	38,070

		205,083

Containers and Packaging 2.3%

Pactiv*	15,600	341,016

	Shares	Value
Electronic Equipment
and Instruments 5.2%

Diebold	10,000	$412,200
Millipore	5,900	200,600
Molex	2,600	59,904
Vishay Intertechnology*	8,000	89,440

		762,144

Energy 0.6%

BJ Services*	2,700	87,237

Financials 2.3%

AFLAC	11,200	337,344

Health Care Equipment and Services 10.0%

Accredo Health*	4,050	142,965
Biomet	5,900	169,241
Covance*	10,700	263,113
Express Scripts*	4,000	192,340
Laboratory Corp. of America Holdings*	6,500	151,060
Pharmaceutical Product Development*	7,200	210,852
Quest Diagnostics*	2,700	153,630
St. Jude Medical*	4,700	186,684

		1,469,885

Hotels, Restaurants and Leisure 3.9%

P.F. Chang’s China Bistro*	7,300	265,245
Cheesecake Factory*	5,400	195,318
Starbucks*	5,700	116,394

		576,957

Media 1.0%

Univision Communications (Class A)*	5,700	139,650

Pharmaceuticals and Biotechnology 13.5%

Allergan	2,400	138,288
Biogen*	4,500	180,495
Cephalon*	3,900	189,930
Charles River Laboratories International*	5,900	227,032
Gilead Sciences*	1,900	64,419
IDEC Pharmaceuticals*	5,700	188,841
IDEXX Laboratories*	4,700	155,171
King Pharmaceuticals*	12,000	206,280
MedImmune*	9,700	263,452
NPS Pharmaceuticals*	8,300	208,828
SICOR*	10,300	163,306

		1,986,042

__________
* Non-income producing security.
See Notes to Financial Statements.

19

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Capital Portfolio (continued)
	Shares	Value
Retailing 4.3%

Amazon.com*	3,800	$71,763
Bed Bath & Beyond*	4,200	145,299
Chico’s FAS*	11,000	208,010
Williams-Sonoma*	7,600	206,340

		631,412

Semiconductor Equipment and
Products 6.1%

Integrated Circuit Systems*	1,300	23,718
Intersil (Class A)*	9,500	132,763
KLA-Tencor*	3,600	127,134
Marvell Technology Group*	7,200	136,116
Microchip Technology	1,800	44,019
National Semiconductor*	3,900	58,539
Novellus Systems*	4,600	129,260
QLogic*	6,100	210,480
RF Micro Devices*	5,700	41,753

		903,782

Software and Services 10.7%

Adobe Systems	5,300	131,573
BEA Systems*	7,800	89,778
BMC Software*	11,900	203,609
Intuit*	3,800	178,429
Mercury Interactive*	9,500	281,723

	Shares	Value
Software and Services (continued)

PeopleSoft*	4,300	$78,647
SunGard Data Systems*	5,900	139,004
Symantec*	3,000	121,575
Synopsys*	2,300	106,191
VERITAS Software*	6,900	107,537
Yahoo!*	8,600	140,567

		1,578,633

Telecommunication Services 1.5%

Nextel Communications (Class A)*	10,500	119,543
Sprint PCS Group*	21,400	93,732

		213,275

Transportation 4.7%

Expeditors International of Washington	9,700	317,045
C.H. Robinson Worldwide	6,100	190,259
Swift Transportation*	9,200	183,724

		691,028

Total Investments 96.0%

(Cost $13,575,019)		14,128,251
Other Assets Less Liabilities 4.0%		595,851

Net Assets 100.0%		$14,724,102

__________
* Non-income producing security.
See Notes to Financial Statements.

20

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Cash Management Portfolio
	Annualized
	Yield on	Principal
	Purchase Date	Amount	Value
US Government
and Government
Agency
Securities 63.5%

US Government
Securities 25.4%

US Treasury Bills:
1/2/2003	1.22%	$1,000,000	$999,967
1/27/2003	1.19	1,000,000	997,237

Total US
Government Securities
(Cost $1,997,204)			1,997,204

US Government
Agency Securities 38.1%

Federal Home Loan
Bank, 1/24/2003	1.28	1,000,000	999,195
Federal Home Loan
Mortgage Corp.,
1/14/2003	1.26	1,000,000	999,552

Federal National
Mortgage
Association,
2/6/2003	1.29	1,000,000	998,730

Total US Government
Agency Securities
(Cost $2,997,477)			2,997,477

Total US Government
and Government
Agency Securities
(Cost $4,994,681)			4,994,681

	Annualized
	Yield on	Principal
	Purchase Date	Amount	Value
Commercial
Paper 20.3%

AIG Funding, 1/6/2003	1.31%	$400,000	$399,928
American Express Credit,
1/16/2003	1.34	400,000	399,780
Citicorp, 1/29/2003	1.25	400,000	399,618
General Electric Capital,
1/8/2003	1.35	400,000	399,897

Total Commercial Paper
(Cost $1,599,223)			1,599,223

Repurchase
Agreement 15.2%

State Street Bank &
Trust, 1.00%, dated
12/31/2002, maturing
1/2/2003 in the amount of
$1,200,067, collateralized
by: $915,000 US
Treasury Bonds 10.375%,
11/15/2012, with a
fair market value of
$ 1,236,385
(Cost $1,200,000)	1.01	1,200,000	1,200,000

Total Investments 99.0%
(Cost $7,793,904)			7,793,904

Other Assets
Less Liabilities 1.0%			75,774

Net Assets 100.0%			$7,869,678

__________
See Notes to Financial Statements.

21

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Common Stock Portfolio
	Shares	Value
Common Stocks 99.9%

Automobiles and Components 1.2%

Lear*	4,800	$159,744

Banks 11.3%

Bank of America	4,560	317,239
BB&T	4,510	166,825
Fifth Third Bancorp	3,300	193,578
GreenPoint Financial	4,100	185,238
Wachovia	10,840	395,010
Wells Fargo	4,300	201,541

		1,459,431

Capital Goods 9.1%

Deere	2,300	105,455
Donaldson	7,070	254,520
General Dynamics	700	55,559
General Electric	10,720	261,032
Lockheed Martin	5,140	296,835
Raytheon	6,800	209,100

		1,182,501

Chemicals 0.9%

Air Products and Chemicals	2,760	117,990

Communications Equipment 2.6%

Cisco Systems*	17,970	235,317
Motorola	5,200	44,980
QUALCOMM*	1,600	58,176

		338,473

Computers and Peripherals 4.2%

Dell Computer*	4,600	123,165
Hewlett-Packard	10,900	189,224
International Business Machines	2,900	224,750

		537,139

Consumer Durables and Apparel 2.9%

Lennar	1,300	67,080
Mohawk Industries*	5,420	308,669

		375,749

Consumer Staples 8.2%

Altria Group	4,380	177,521
Coca-Cola	4,660	204,201
Gillette	6,100	185,196
Kraft Foods (Class A)	3,470	135,087
Procter & Gamble	4,210	361,807

		1,063,812

Diversified Financials 7.8%

Bear Stearns	3,880	230,472
Citigroup	8,970	315,654
J.P. Morgan Chase	8,420	202,080
Morgan Stanley	1,100	43,912
Raymond James Financial	7,190	212,680

		1,004,798

	Shares	Value
Energy 7.9%

ConocoPhillips	3,944	$190,850
Exxon Mobil	15,130	528,642
Noble Energy	2,630	98,757
Occidental Petroleum	6,900	196,305

		1,014,554

Health Care 11.8%

Amgen*	1,300	62,868
Barr Laboratories*	700	45,563
Biovail*	1,400	36,974
Cardinal Health	4,800	284,112
Johnson & Johnson	4,840	259,956
Eli Lilly	1,010	64,135
Merck	1,300	73,593
Mylan Laboratories	1,400	48,860
Pfizer	10,530	321,902
Pharmacia	2,200	91,960
UnitedHealth Group	1,660	138,610
Wyeth	2,610	97,614

		1,526,147

Hotels, Restaurants and Leisure 1.8%

Outback Steakhouse	6,590	226,960

Insurance 5.1%

American International Group	2,200	127,270
MGIC Investment	5,330	220,129
The PMI Group	5,400	162,216
Radian Group	4,160	154,544

		664,159

Media 4.2%

AOL Time Warner*	9,100	119,210
Clear Channel Communications*	4,610	171,907
Viacom (Class B)*	6,220	253,527

		544,644

Metals and Mining 2.6%

Peabody Energy	11,520	336,730

Paper and Forest Products 1.1%

Weyerhaeuser	2,780	136,804

Retailing 5.2%

Kohl’s*	1,440	80,568
Lowe’s	4,400	165,000
Wal-Mart Stores	8,410	424,789

		670,357

Semiconductor Equipment
and Products 2.9%

Analog Devices*	1,600	38,192
Applied Materials*	3,100	40,409
Intel	14,730	229,420
Texas Instruments	4,800	72,048

		380,069

__________
* Non-income producing security.
See Notes to Financial Statements.

22

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Common Stock Portfolio (continued)
	Shares	Value
Software and Services 4.1%

Microsoft*	7,800	$403,416
Oracle*	12,100	130,801

		534,217

Telecommunication Services 3.2%

SBC Communications	10,500	284,655
Sprint FON Group	5,600	81,088
Verizon Communications	1,200	46,500

		412,243

	Shares	Value
Utilities 1.8%

Southern	8,230	$233,650

Total Investments 99.9%
(Cost $14,034,463)		12,920,171

Other Assets Less Liabilities 0.1%		10,546

Net Assets 100.0%		$12,930,717

Seligman Communications and Information Portfolio
Common Stocks 89.0%

Application Software 19.7%

Autodesk	136,700	$1,960,961
Cadence Design Systems*	177,400	2,091,546
J.D. Edwards*	46,700	530,512
Fair, Isaac	9,400	401,380
Magma Design Automation*	1,900	18,269
NetIQ*	49,700	614,292
Printcafe Software*	10,000	12,500
Rational Software*	55,600	577,128
Synopsys*	121,276	5,599,313
Verisity*	13,100	250,210

		12,056,111

Commercial Services and
Supplies 3.5%

The BISYS Group*	9,000	143,100
Concord EFS*	65,300	1,027,822
First Data	27,800	984,398

		2,155,320

Communications Equipment 2.7%

Cisco Systems*	101,800	1,333,071
Polycom*	30,900	296,022

		1,629,093

Computers and Peripherals 6.1%

Avocent*	16,600	370,180
Itron*	13,900	266,880
Lexmark International (Class A)*	44,600	2,698,300
Seagate Technology*	36,000	386,280

		3,721,640

Electronic Equipment and Instruments 4.7%

Amphenol (Class A)*	16,400	623,200
Millipore*	19,400	659,600
Orbotech* (Israel)	48,300	664,608
Varian*	16,000	458,160
Waters*	23,000	500,940

		2,906,508

Entertainment Software 3.5%

Electronic Arts*	11,200	$557,088
Take-Two Interactive Software*	22,100	519,460
THQ*	81,900	1,085,994

		2,162,542

Health Care Equipment and
Supplies 4.2%

Apogent Technologies*	34,500	717,600
Beckman Coulter	16,700	492,984
Boston Scientific*	14,800	629,296
Cytyc*	56,000	571,480
HealtheTech*	21,500	137,492

		2,548,852

Health Care Providers and
Services 6.3%

Laboratory Corp. of America Holdings*	87,700	2,038,148
Quest Diagnostics*	32,600	1,854,940

		3,893,088

IT Consulting and Services 11.3%

Amdocs*	111,800	1,097,876
CSG Systems International*	102,500	1,399,637
Sabre Holdings (Class A)*	46,100	834,871
SunGard Data Systems*	153,500	3,616,460

		6,948,844

Media 4.1%

Clear Channel Communications*	37,300	1,390,917
Fox Entertainment Group (Class A)*	13,800	357,834
McGraw-Hill	13,100	791,764

		2,540,515

Pharmaceuticals and
Biotechnology 1.7%

Charles River Laboratories International*	24,400	938,912
Invitrogen*	2,600	81,367

		1,020,279

__________
* Non-income producing security.
See Notes to Financial Statements.

23

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Communications and Information Portfolio (continued)
	Shares	Value
Semiconductor Equipment and
Products 3.7%

Advanced Micro Devices*	42,300	$273,258
Amkor Technology*	186,600	887,283
Integrated Circuit Systems*	4,700	85,751
Integrated Device Technology*	35,900	299,586
Microtune*	36,800	115,736
Samsung Electronics (South Korea)	2,300	608,912

		2,270,526

Systems Software 17.5%

BMC Software*	139,800	2,391,978
Computer Associates International	143,500	1,937,250
Microsoft*	50,000	2,586,000
Network Associates*	21,100	339,499
Symantec*	78,100	3,165,003
VERITAS Software*	18,700	291,440

		10,711,170

Total Common Stocks
(Cost $75,305,848)		54,564,488

	Principal
	Amount
	or Shares	Value
Repurchase Agreement 11.4%

State Street Bank & Trust, 1.00%,
dated 12/31/2002, maturing
1/2/2003 in the amount of
$7,000,389, collateralized by:
$5,340,000 US Treasury Bonds
10 . 375%, 11/15/2012, with a fair
market value of $7,215,622
(Cost $7,000,000)	$7,000,000	$7,000,000

Total Investments 100.4%
(Cost $82,305,848)		61,564,488

Other Assets Less Liabilities (0.4)%		(251,534)

Net Assets 100.0%		$61,312,954

Seligman Frontier Portfolio
Common Stocks 98.6%

Capital Goods 4.7%

Aeroflex*	10,400	$72,852
AMETEK	2,100	80,829
CLARCOR	1,200	38,724
DRS Technologies*	1,860	58,274
EMCOR Group*	700	37,107
IDEX	920	30,084
Oshkosh Truck	240	14,760

		332,630

Chemicals 0.9%

Airgas*	3,720	64,170

Communications Equipment 3.4%

Adaptec*	12,420	70,049
Computer Network Technology*	2,800	19,880
McDATA (Class A)*	6,930	49,376
Powerwave Technologies*	7,500	40,612
Tekelec*	5,690	59,461

		239,378

Consumer Durables and Apparel 1.2%

Oakley*	8,550	87,808

Consumer Staple s 1.6%

Performance Food Group*	3,265	110,847

Data Processing Services 1.7%

Iron Mountain*	3,730	123,127

Diversified Commercial Services 8.0%

Career Education*	2,700	shs.	$108,013
Corinthian Colleges*	2,890		109,358
Corporate Executive Board*	4,300		138,267
Education Management*	1,400		52,689
Watson Wyatt Holdings*	3,960		86,130
West*	4,200		69,762

			564,219

Electronic Equipment and Instruments 1.0%

Cognex*	3,800		69,939

Employment Services 2.0%

Resources Connection*	5,950		138,486

Energy 6.5%

Patterson-UTI Energy*	4,410		133,160
Pioneer Natural Resources*	6,400		161,600
XTO Energy	6,710		165,737

			460,497

Environmental Services 2.4%

Waste Connections*	4,410		170,270

Financials 12.3%

Affiliated Managers Group*	1,900		95,570
American Capital Stategies	4,800		103,608
Arch Capital Group*	2,100		65,226
Brown & Brown	2,100		67,872
Community First Bankshares	1,100		29,183
_____________
* Non-income producing security.
See Notes to Financial Statements.

24

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Frontier Portfolio (continued)
	Shares	Value
Financials (continued)

East West Bancorp	2,900	$104,719
F.N.B.	1,600	44,032
Gladstone Capital	3,600	59,364
HCC Insurance Holdings	1,500	36,900
Hilb, Rogal and Hamilton	980	40,082
New York Community Bancorp	1,500	43,320
Southwest Bancorporation of Texas*	1,200	34,614
UCBH Holdings	1,800	76,383
United Bankshares	1,200	34,908
W Holding	2,300	37,743

		873,524

Health Care Equipment and Supplies 3.6%

Diagnostic Products	1,920	74,150
Edwards Lifesciences*	1,120	28,526
Integra LifeSciences Holdings*	2,900	51,214
Kyphon*	1,500	12,915
SonoSite*	2,700	35,276
Thoratec*	7,100	54,315

		256,396

Health Care Providers and Services 9.6%

Alliance Imaging*	8,900	47,170
Apria Healthcare Group*	5,570	123,877
Community Health Systems*	5,610	115,510
LifePoint Hospitals*	3,630	108,555
Medical Staffing Network Holdings*	4,100	65,600
Priority Healthcare (Class B)*	4,400	102,498
Select Medical*	7,600	102,524
VistaCare (Class A)*	1,000	16,000

		681,734

Hotels, Restaurants and Leisure 6.9%

Alliance Gaming*	5,700	97,071
Cheesecake Factory*	1,800	65,106
Four Seasons Hotels (Canada)	1,000	28,250
P.F. Chang’s China Bistro*	1,500	54,502
RARE Hospitality International*	4,000	110,540
Sonic*	880	18,049
Station Casinos*	6,600	116,820

		490,338

Media 2.8%

Cox Radio (Class A)*	6,200	141,422
Macrovision*	3,470	55,520

		196,942

Office Electronics 0.5%

Zebra Technologies (Class A)*	610	35,014

Pharmaceuticals and Biotechnology 6.5%

Alexion Pharmaceuticals*	3,400	48,025
Cell Genesys*	3,000	33,480
CV Therapeutics*	2,200	40,172
Enzon*	4,240	71,084

	Shares	Value
Pharmaceuticals and
Biotechnology (continued)

Medicines*	$4,080	65,158
Medicis Pharmaceutical (Class A)*	1,700	84,439
OSI Pharmaceuticals*	2,600	42,588
SangStat Medical*	3,000	33,810
Serologicals*	3,900	42,744

		461,500

Retailing 6.4%

Advance Auto Parts*	1,880	91,932
Chico’s FAS*	700	13,237
Christopher & Banks*	2,040	42,330
Cost Plus*	240	6,896
Fred’s	700	17,993
Gymboree*	1,000	15,835
Hollywood Entertainment*	4,700	70,853
J. Jill Group*	1,400	19,642
PETCO Animal Supplies*	4,830	113,191
Talbots	1,000	27,530
The Wet Seal (Class A)*	3,100	33,496

		452,935

Semiconductor Equipment and Products 5.9%

ATMI*	1,800	33,165
Cirrus Logic*	13,710	39,348
Cymer*	1,300	41,938
DSP Group*	3,090	48,977
Exar*	5,200	64,610
Micrel*	2,730	24,570
Semtech*	5,400	58,887
Silicon Image*	9,300	55,753
Varian Semiconductor Equipment Associates*	2,300	54,717

		421,965

Software and Services 9.6%

Acxiom*	4,600	70,541
Agile Software*	13,510	105,040
CACI International (Class A)*	2,000	71,280
Documentum*	8,450	132,454
Informatica*	13,500	77,895
J.D. Edwards*	11,295	128,311
Progress Software*	4,130	53,504
Websense*	1,920	41,088

		680,113

Transportation 1.1%

Heartland Express*	1,670	38,243
Knight Transportation*	1,850	38,813

		77,056

Total Investments 98.6%
(Cost $7,464,674)		6,988,888
Other Assets Less Liabilities 1.4%		100,029

Net Assets 100.0%		$7,088,917

__________
* Non-income producing security.
See Notes to Financial Statements.

25

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Global Growth Portfolio
	Shares	Value
Common Stocks 99.8%

Argentina 0.8%

Tenaris (ADRs)* (Energy)	1,097	$21,084

Australia 2.8%

Commonwealth Bank of Australia (Banks)	2,000	30,389
News Corp. (ADRs) (Media)	1,700	44,625

		75,014

Austria 0.8%

Mayr-Melnhof Karton (Containers and
Packaging)	300	22,180

China 0.3%

China Oilfield Services* (Energy)	37,800	9,209

Denmark 0.7%

Danske Bank (Banks)	1,100	18,167

Finland 3.4%

Fortum (Energy)	6,200	40,637
Nokia (ADRs) (Communications Equipment)	1,000	15,500
UPM-Kymmene* (Paper and Forest Products)	1,000	32,090

		88,227

France 3.7%

Alcatel* (Communications Equipment)	2,000	8,767
Aventis (Health Care)	950	51,607
Caisse Nationale de Crédit Agricole (Banks)	1,050	15,834
Total Fina Elf (ADRs) (Energy)	300	21,450

		97,658

Germany 4.1%

Bayerische Motoren Werke "BMW"
(Automobiles and Components)	850	25,779
Deutsche Bank (Banks)	300	13,629
E.ON (Utilities)	1,200	48,387
PUMA (Consumer Durables and Apparel)	300	20,459

		108,254

Greece 0.3%

Public Power* (Utilities)	500	6,911

Hong Kong 1.1%

CNOOC (Energy)	21,900	28,644

Ireland 1.6%

Bank of Ireland (Banks)	4,048	41,560

Israel 1.2%

Teva Pharmaceutical Industries (ADRs)
(Health Care)	800	30,880

Italy 4.0%

ENI (Energy)	3,800	60,374
Telecom Italia Mobile "T.I.M."
(Telecommunication Services)	9,600	43,794

		104,168

	Shares	Value
Japan 7.9%

Canon (Office Electronics)	700	$26,347
East Japan Railway (Transportation)	7	34,717
Honda Motor (Automobiles and Components)	700	25,876
Icom (Communications Equipment)	400	4,059
JSR (Chemicals)	2,000	20,074
Nomura Holdings (Diversified Financials)	3,000	33,698
Sony (Consumer Durables and Apparel)	500	20,882
Takeda (Health Care)	1,000	41,765

		207,418

Mexico 0.7%

Teléfonos de México (Class L ADSs)
(Telecommunication Services)	600	19,188

Netherlands 5.3%

ASML Holding*
(Semiconductor Equipment and Products)	900	7,506
Gucci Group (NY shares) (Consumer
Durables and Apparel)	500	45,800
Reed Elsevier (Media)	3,000	36,652
Unilever (Consumer Staples)	800	49,368

		139,326

Norway 0.7%

DnB Holding (Banks)	4,100	19,274

Russia 1.0%

Surgutneftegaz (ADRs) (Energy)	1,600	25,424

Singapore 0.3%

MobileOne (Asia)*
(Telecommunication Services)	11,700	8,229

South Korea 2.0%

Korea Tobacco & Ginseng (GDRs)
(Consumer Staples)	1,000	6,650
LG Micron (Electronic Equipment
and Instruments)	500	13,237
Samsung Electronics (Semiconductor
Equipment and Products)	100	26,474
Telson Electronics (Communications
Equipment)	2,400	6,920

		53,281

Spain 2.4%

Banco Bilbao Vizcaya Argentaria (Banks)	2,050	19,606
Banco Popular Espa˜nol (Banks)	1,075	43,933

		63,539

Sweden 1.0%

SKF (Capital Goods)	1,000	25,995

_____________
* Non-income producing security.
See Notes to Financial Statements.

26

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Global Growth Portfolio (continued)
	Shares	Value
Switzerland 6.3%

Nestlé (Consumer Staples)	250	$52,961
Novartis (Health Care)	800	29,181
Swiss Re (Insurance)	300	19,673
Syngenta (Chemicals)	900	52,090
Zurich Financial Services (Insurance)	132	12,311

		166,216

Taiwan 0.3%

Taiwan Semiconductor Manufacturing (ADRs)*
(Semiconductor Equipment and Products)	1,100	7,755

United Kingdom 15.3%

Amvescap* (Diversified Financials)	8,500	54,449
AstraZeneca (ADRs) (Health Care)	800	28,072
Barclays Bank (Banks)	3,300	20,449
BHP Billiton (Metals and Mining)	5,800	30,969
BP (ADRs) (Energy)	400	16,260
British Sky Broadcasting Group* (Media)	2,400	24,683
Diageo (Consumer Staples)	1,225	13,309
Gallagher Group (ADRs) (Consumer Staples)	1,300	50,960
GlaxoSmithKline (ADRs) (Health Care)	1,300	48,698
Royal Bank of Scotland Group* (Banks)	2,491	59,658
Smiths Group (Capital Goods)	800	8,955
Tesco (Consumer Staples)	6,200	19,359
Vodafone Group (Telecommunication Services)	1,500	27,180

		403,001

United States 31.8%

Amgen* (Health Care)	1,300	62,868
Cisco Systems* (Communications Equipment)	3,500	45,833

	Shares	Value
United States (continued)

Coca-Cola (Consumer Staples)	700	$30,674
Consolidated Edison (Utilities)	900	38,538
Dow Chemical (Chemicals)	2,000	59,400
General Electric (Capital Goods)	2,100	51,135
Hewlett-Packard (Computers and Peripherals)	2,200	38,192
Hilton Hotels (Hotels, Restaurants and Leisure)	3,300	41,943
Intel (Semiconductor Equipment and Products)	3,500	54,513
International Business Machines (Computers and Peripherals)	500	38,750
Johnson & Johnson (Health Care)	800	42,968
MedImmune* (Health Care)	2,000	54,320
Medtronic (Health Care)	1,100	50,160
Merck (Health Care)	700	39,627
Microsoft* (Software and Services)	900	46,548
Pfizer (Health Care)	1,900	58,083
Robert Half International* (Commercial Services and Supplies)	1,100	17,721
UST (Consumer Staples)	900	30,087
Wal-Mart Stores (Retailing)	700	35,357

		836,717

Total Investments 99.8%
(Cost $2,837,869)		2,627,319

Other Assets Less Liabilities 0.2%		6,194

Net Assets 100.0%		$2,633,513

Seligman Global Smaller Companies Portfolio

Common Stocks 97.5%

Australia 1.4%

Billabong International (Consumer Durables and Apparel)	6,970	$27,260
Foodland Associated (Consumer Staples)	2,240	22,375
Hills Motorway Group (Transportation)	4,000	11,368
Toll Holdings (Transportation)	6,800	24,300

		85,303

Austria 1.5%

OMV (Energy)	270	26,497
Telekom Austria*
(Telecommunication Services)	3,666	37,100
Voestalpine (Metals and Mining)	1,000	24,277

		87,874

Belgium 0.7%

Omega Pharma (Health Care Equipment
and Supplies)	1,370	$39,251

Canada 0.8%

Dofasco (Metals and Mining)	550	9,738
Four Seasons Hotels (Hotels, Restaurants and Leisure)	500	14,125
Sierra Wireless*
(Communications Equipment)	450	1,966
SNC-Lavalin Group (Capital Goods)	900	19,399

		45,228

__________
* Non-income producing security.
See Notes to Financial Statements.

27

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Global Smaller Companies Portfolio (continued)
	Shares	Value
Finland 1.4%

Instrumentarium (Health Care Equipment and Supplies)	1,132	$45,325
Kone (Capital Goods)	1,220	36,604

		81,929

France 2.4%

Carbone Lorraine (Capital Goods)	1,284	29,974
Elior (Hotels, Restaurants and Leisure)	3,000	17,618
Financiere Marc de Lacharriere “Fimalac” (Consumer Durables and Apparel)	1,073	28,503
Médidep* (Health Care Providers and Services)	1,872	30,135
Pinguely-Haulotte (Capital Goods)	3,950	15,658
Unibail* (Financials)	300	21,331

		143,219

Germany 3.0%

BERU (Automobiles and Components)	734	33,099
Celanese (Chemicals)	1,518	33,430
Continental (Automobiles and Components)	1,000	15,626
FJA (Software and Services)	710	14,430
Fraport (Transportation)	1,490	26,564
GfK (Diversified Commercial Services)	1,780	23,912
Medion (Retailing)	800	28,315

		175,376

Hong Kong 1.2%

Café de Coral Holdings (Hotels, Restaurants and Leisure)	34,000	22,889
Convenience Retail Asia*
(Consumer Staples)	64,000	16,926
TechTronic Industries (Consumer Durables and Apparel)	31,399	29,794

		69,609

Ireland 1.0%

Irish Life & Permanent (Financials)	2,500	27,266
Jurys Doyle Hotel Group (Hotels, Restaurants and Leisure)	4,200	30,832

		58,098

Italy 1.5%

Amplifon (Health Care Equipment and Supplies)	1,100	19,518
Davide Campari-Milano* (Consumer Staples)	400	12,488
Italgas (Utilities)	2,200	29,901
Permasteelisa (Capital Goods)	1,900	29,868

		91,775

	Shares	Value
Japan 8.8%

Asatsu-DK (Media)	3,100	$54,947
Koa (Electronic Equipment and Instruments)	9,200	56,861
Kobayashi Pharmaceutical (Health Care Equipment and Supplies)	1,800	61,536
Konami Sports (Hotels, Restaurants and Leisure)	3,700	73,215
Mitsubishi Securities (Financials)	14,000	57,410
Moshi Moshi Hotline (Commercial Services and Supplies)	900	28,494
OBIC (Software and Services)	300	52,164
Otsuka Kagu (Retailing)	2,200	34,641
Taiyo Ink Manufacturing (Chemicals)	1,900	53,595
Tokyo Steel Manufacturing (Metals and Mining)	15,000	49,512

		522,375

Netherlands 1.3%

IHC Caland (Energy)	600	31,650
United Services Group (Commercial Services and Supplies)	1,678	18,759
Van der Moolen Holding (Financials)	1,300	27,948

		78,357

New Zealand 0.4%

Fisher & Paykel Appliances Holdings (Consumer Durables and Apparel)	4,572	24,061

South Korea 1.0%

Lotte Chilsung Beverage (Consumer Staples)	60	28,329
Lotte Confectionary (Consumer Staples)	70	28,152

		56,481

Spain 4.2%

Actividades de Construcción y Servicios (Capital Goods)	1,300	41,785
Aldeasa (Retailing)	2,100	30,898
Aurea Concesiones de Infraestructuras del Estado (Transportation)	2,039	50,870
Barón de Ley* (Consumer Staples)	2,109	60,601
Gamesa Corporación Tecnológica “Gamesa” (Utilities)	1,839	30,105
Metrovacesa (Financials)	1,562	33,089

		247,348

Sweden 0.5%

Swedish Match* (Consumer Staples)	4,000	31,516

__________
* Non-income producing security.
See Notes to Financial Statements.

28

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Global Smaller Companies Portfolio (continued)
	Shares	Value
Switzerland 2.5%

Flughafen (Transportation)	493	$15,327
Lonza Group (Chemicals)	466	28,302
PubliGroupe (Media)	100	15,906
Schindler Holding (Capital Goods)	170	31,957
SEZ Holding* (Semiconductor Equipment and Products)	450	7,321
Swisslog Holding (Capital Goods)	1,943	17,841
Unilabs (Health Care Providers and Services)	1,728	33,358

		150,012

United Kingdom 4.3%

Chrysalis Group (Media)	7,200	22,713
Dairy Crest Group (Consumer Staples)	5,400	29,811
Eidos* (Software and Services)	14,800	30,014
Enterprise Inns (Hotels, Restaurants and Leisure)	5,015	45,952
Hit Entertainment (Media)	11,000	37,843
Luminar (Hotels, Restaurants and Leisure)	2,000	12,570
National Express Group (Transportation)	4,100	26,528
Sanctuary Group (Media)	23,170	15,103
SSL International (Health Care Equipment and Supplies)	3,400	14,023
J.D. Wetherspoon (Hotels, Restaurants and Leisure)	6,400	17,151

		251,708

United States 59.6%

Acxiom* (Software and Services)	2,400	36,804
Adaptec* (Communications Equipment)	6,230	35,137
Advance Auto Parts* (Retailing)	980	47,922
Aeroflex* (Capital Goods)	5,200	36,426
Affiliated Managers Group* (Financials)	900	45,270
Agile Software* (Software and Services)	6,905	53,686
Airgas* (Chemicals)	1,900	32,775
Alexion Pharmaceuticals* (Pharmaceuticals and Biotechnology)	1,700	24,012
Alliance Gaming* (Hotels, Restaurants and Leisure)	2,800	47,684
Alliance Imaging* (Health Care Providers and Services)	4,400	23,320
American Capital Stategies (Financials)	2,400	51,804
AMETEK (Capital Goods)	1,100	42,339
Apria Healthcare Group* (Health Care Providers and Services)	2,910	64,718
Arch Capital Group* (Financials)	1,000	31,060
ATMI* (Semiconductor Equipment and Products)	900	16,583
Brown & Brown (Financials)	1,100	35,552
CACI International (Class A)* (Software and Services)	1,000	35,640
Career Education* (Commercial Services and Supplies)	1,400	56,007

	Shares	Value
United States (continued)

Cell Genesys* (Pharmaceuticals and Biotechnology)	1,500	$16,740
Cheesecake Factory* (Hotels, Restaurants and Leisure)	900	32,553
Chico’s FAS* (Retailing)	400	7,564
Christopher & Banks* (Retailing)	1,040	21,580
Cirrus Logic* (Semiconductor Equipment and Products)	7,000	20,090
CLARCOR ( Capital Goods)	600	19,362
Cognex* (Electronic Equipment and Instruments)	1,900	34,969
Community First Bankshares (Financials)	600	15,918
Community Health Systems* (Health Care Providers and Services)	2,820	58,064
Computer Network Technology* (Communications Equipment)	1,400	9,940
Corinthian Colleges* (Commercial Services and Supplies)	1,490	56,382
Corporate Executive Board* (Commercial Services and Supplies)	2,100	67,525
Cost Plus* (Retailing)	120	3,448
Cox Radio (Class A)* (Media)	3,100	70,711
CV Therapeutics* (Pharmaceuticals and Biotechnology)	900	16,434
Cymer* (Semiconductor Equipment and Products)	700	22,582
Diagnostic Products (Health Care Equipment and Supplies)	900	34,758
Documentum* (Software and Services)	4,270	66,932
DRS Technologies* (Capital Goods)	950	29,764
DSP Group* (Semiconductor Equipment and Products)	1,620	25,677
East West Bancorp (Financials)	1,500	54,165
Education Management* (Commercial Services and Supplies)	700	26,345
J.D. Edwards* (Software and Services)	5,750	65,320
Edwards Lifesciences* (Health Care Equipment and Supplies)	570	14,518
EMCOR Group* (Capital Goods)	400	21,204
Enzon* (Pharmaceuticals and Biotechnology)	2,195	36,799
Exar* (Semiconductor Equipment and Products)	2,600	32,305
F.N.B. (Financials)	800	22,016
Fred’s (Retailing)	400	10,282
Gladstone Capital (Financials)	1,800	29,682
Gymboree* (Retailing)	510	8,076
HCC Insurance Holdings (Financials)	700	17,220
Heartland Express* (Transportation)	850	19,465
Hilb, Rogal and Hamilton (Financials)	550	22,495
Hollywood Entertainment* (Retailing)	2,400	36,180
_____________
* Non-income producing security.
See Notes to Financial Statements.

29

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Global Smaller Companies Portfolio (continued)
	Shares	Value
United States (continued)

IDEX (Capital Goods)	400	$13,080
Informatica* (Software and Services)	6,900	39,813
Integra LifeSciences Holdings* (Health Care Equipment and Supplies)	1,500	26,490
Iron Mountain* (Commercial Services and Supplies)	1,920	63,379
J. Jill Group* (Retailing)	700	9,821
Knight Transportation* (Transportation)	940	19,721
Kyphon* (Health Care Equipment and Supplies)	800	6,888
LifePoint Hospitals* (Health Care Providers and Services)	1,850	55,324
Macrovision* (Media)	1,760	28,160
McDATA (Class A)* (Communications Equipment)	3,540	25,223
Medical Staffing Network Holdings* (Health Care Providers and Services)	2,100	33,600
Medicines* (Pharmaceuticals and Biotechnology)	2,080	33,218
Medicis Pharmaceutical (Class A)* (Pharmaceuticals and Biotechnology)	900	44,703
Micrel* (Semiconductor Equipment and Products)	1,400	12,600
New York Community Bancorp (Financials)	800	23,104
Oakley* (Consumer Durables and Apparel)	4,380	44,983
Oshkosh Truck (Capital Goods)	120	7,380
OSI Pharmaceuticals* (Pharmaceuticals and Biotechnology)	1,300	21,294
P.F. Chang’s China Bistro* (Hotels, Restaurants and Leisure)	800	29,068
Patterson-UTI Energy* (Energy)	2,250	67,939
Performance Food Group* (Consumer Staples)	1,685	57,206
PETCO Animal Supplies* (Retailing)	2,445	57,298
Pioneer Natural Resources* (Energy)	3,290	83,072
Powerwave Technologies* (Communications Equipment)	3,800	20,577
Priority Healthcare (Class B)* (Health Care Providers and Services)	2,200	51,249
Progress Software* (Software and Services)	2,060	26,687
RARE Hospitality International* (Hotels, Restaurants and Leisure)	2,000	55,270
Resources Connection* (Commercial Services and Supplies)	3,000	69,825
SangStat Medical* (Pharmaceuticals and Biotechnology)	1,600	18,032

	Shares	Value
United States (continued)

Select Medical* (Health Care Providers and Services)	3,780	$50,992
Semtech* (Semiconductor Equipment and Products)	2,750	29,989
Serologicals* (Pharmaceuticals and Biotechnology)	2,000	21,920
Silicon Image* (Semiconductor Equipment and Products)	4,700	28,176
Sonic* (Hotels, Restaurants and Leisure)	450	9,230
SonoSite* (Health Care Equipment and Supplies)	1,000	13,065
Southwest Bancorporation of Texas* (Financials)	600	17,307
Station Casinos* (Hotels, Restaurants and Leisure)	3,300	58,410
Talbots (Retailing)	500	13,765
Tekelec* (Communications Equipment)	2,900	30,305
Thoratec* (Health Care Equipment and Supplies)	3,600	27,540
UCBH Holdings (Financials)	900	38,191
United Bankshares (Financials)	600	17,454
Varian Semiconductor Equipment Associates* (Semiconductor Equipment and Products)	1,200	28,548
VistaCare (Class A)* (Health Care Providers and Services)	500	8,000
W Holding (Financials)	1,100	18,051
Waste Connections* (Commercial Services and Supplies)	2,260	87,259
Watson Wyatt Holdings* (Commercial Services and Supplies)	2,020	43,935
Websense* (Software and Services)	970	20,758
West* (Commercial Services and Supplies)	2,100	34,881
Wet Seal (The) (Class A)* (Retailing)	1,550	16,748
XTO Energy (Energy)	3,460	85,462
Zebra Technologies (Class A)* (Office Electronics)	310	17,794

		3,526,588

Total Investments 97.5%
(Cost $6,417,640)		5,766,108
Other Assets Less Liabilities 2.5%		148,949

Net Assets 100.0%		$5,915,057

_____________
* Non-income producing security.
See Notes to Financial Statements.

30

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Global Technology Portfolio

	Shares	Value
Common Stocks 91.3%

Canada 0.9%

Cognos* (Application Software)	4,100	$96,043

Denmark 0.3%

Maconomy*• (Application Software)	48,500	35,601

France 4.0%

ActivCard (ADRs)* (Internet Software and Services)	18,400	156,768
Alcatel* (Communications Equipment)	18,700	81,973
SR Teleperformance (Media)	5,202	98,741
THOMSON* (Consumer Durables and Apparel)	5,975	101,885

		439,367

Greece 1.2%

Cosmote Mobile Communications (Telecommunication Services)	13,100	129,412

India 7.0%

Infosys Technologies (IT Consulting and Services)	5,000	497,513
Mastek (Application Software)	12,000	134,515
Satyam Computer Services (IT Consulting and Services)	23,500	136,197

		768,225

Israel 0.6%

Orbotech* (Electronic Equipment and Instruments)	4,650	63,984

Japan 14.0%

Canon (Office Electronics)	6,000	225,834
Dai Nippon Printing (Commercial Services and Supplies)	15,000	165,839
Furukawa Electric* (Capital Goods)	29,000	60,803
HOYA (Electronic Equipment and Instruments)	5,000	349,865
JSR (Materials)	25,000	250,926
Olympus Optical (Health Care)	7,000	113,995
Omron (Electronic Equipment and Instruments)	15,000	221,034
SMC (Capital Goods)	1,500	140,704

		1,529,000

South Korea 2.6%

LG Electronics* (Consumer Durables and Apparel)	3,500	121,875
Sindo Ricoh* (Office Electronics)	2,200	121,496
Telson Electronics (Communications Equipment)	13,600	39,216

		282,587

Switzerland 0.1%

Leica Geosystems* (Electronic Equipment and Instruments)	300	16,051

	Shares	Value
Taiwan 3.0%

Ambit Microsystems (Computers and Peripherals)	38,000	$123,925
High Tech Computer* (Computers and Peripherals)	4,000	17,085
Novatek Microelectronics (Semiconductor Equipment and Products)	10,000	18,903
Synnex Technology (Electronic Equipment and Instruments)	115,000	174,242

		334,155

United States 57.6%

ADC Telecommunications* (Communications Equipment)	31,100	65,154
Affiliated Computer Services (Class A)* (IT Consulting and Services)	2,900	152,685
Amdocs* (IT Consulting and Services)	16,900	165,958
Analog Devices* (Semiconductor Equipment and Products)	3,900	93,093
Applied Materials* (Semiconductor Equipment and Products)	5,500	71,692
Autodesk (Application Software)	4,300	61,683
Avocent* (Computers and Peripherals)	1,700	37,910
The BISYS Group* (Commercial Services and Supplies)	3,000	47,700
BMC Software* (Systems Software)	10,000	171,100
Cadence Design Systems* (Application Software)	10,500	123,795
Charles River Laboratories International* (Health Care)	1,500	57,720
Cisco Systems* (Communications Equipment)	12,000	157,140
Clear Channel Communications* (Media)	4,000	149,160
Computer Associates International (Systems Software)	9,200	124,200
Concord EFS* (Commercial Services and Supplies)	10,600	166,844
CSG Systems International* (IT Consulting and Services)	17,700	241,693
Cytyc* (Health Care)	4,800	48,984
Dell Computer* (Computers and Peripherals)	6,300	168,683
J.D. Edwards* (Application Software)	7,000	79,520
First Data (Commercial Services and Supplies)	4,500	159,345
Fox Entertainment Group (Class A)* (Media)	2,200	57,046
Garmin* (Consumer Durables and Apparel)	4,000	117,240
Hewlett-Packard (Computers and Peripherals)	9,300	161,448
_____________
† Rule 144A security.
* Non-income producing security.
See Notes to Financial Statements

31

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Global Technology Portfolio (continued)
	Shares or
	Principal
	Amount		Value
United States (continued)

Informatica* (Application Software)	20,600	shs.	$118,862
Intel (Semiconductor Equipment and Products)	5,800		90,335
Lexmark International (Class A)* (Computers and Peripherals)	7,000		423,500
Microsoft* (Systems Software)	14,000		724,080
NetIQ* (Application Software)	9,800		121,128
Network Associates* (Systems Software)	3,800		61,142
PeopleSoft* (Application Software)	8,600		157,294
Sabre Holdings (Class A)* (IT Consulting and Services)	4,100		74,251
Seagate Technology* (Computers and Peripherals)	7,700		82,621
SunGard Data Systems* ( IT Consulting and Services)	12,800		301,568
Symantec* (Systems Software)	13,600		551,140
Synopsys* (Application Software)	14,300		660,231
THQ* (Entertainment Software)	5,400		71,604
Texas Instruments (Semiconductors)	6,000		90,060
VERITAS Software* (Systems Software)	6,500		101,303

			6,308,912

	Shares or
	Principal
	Amount		Value
Total Common Stocks
(Cost $12,315,163)			$10,003,337

Preferred Stocks 0.9%
(Cost $119,278)

South Korea 0.9%

Samsung Electronic (Semiconductor Equipment and Products)	800	shs.	101,176

Convertible Bonds 0.9%
(Cost $93,813)

Netherlands 0.9%

ASM Lithography 4.25%, 11/30/2004 (Semiconductor Equipment and Products)	$120,000		103,500

Total Investments 93.1%
(Cost $12,528,254)			10,208,013
Other Assets Less Liabilities 6.9%			751,070

Net Assets 100.0%			$10,959,083

Seligman High-Yield Bond Portfolio
Corporate Bonds 94.7%

Aerospace and Defense 1.4%

B/E Aerospace 8.875%, 5/1/2011	$50,000	$37,000
K & F Industries 9.625%, 12/15/2012†	25,000	25,563
Sequa 9%, 8/1/2009	50,000	48,250

		110,813

Automotive and Related 5.2%

Collins & Aikman Products:
11.50%, 4/15/2006	25,000	21,125
10.75%, 12/31/2011	50,000	47,875
CSK Auto 12%, 6/15/2006	75,000	80,625
Dana 10.125%, 3/15/2010	100,000	101,750
Dura Operating:
9%, 5/1/2009	50,000	45,750
8.625%, 4/15/2012	25,000	25,250
Stoneridge 11.50%, 5/1/2012†	50,000	48,000
United Auto Group 9.625%, 3/15/2012	50,000	48,750

		419,125

Broadcasting 3.2%

Nextmedia 10.75%, 7/1/2011	25,000	26,406
Spanish Broadcasting System
9.625%, 11/1/2009	175,000	182,000
Young Broadcasting 8.75%, 6/15/2007	51,000	49,980

		258,386

Business Services 1.0%

Iron Mountain 8.625%, 4/1/2013	$40,000	$42,000
Muzak 9.875%, 3/15/2009†	45,000	36,900

		78,900

Cable Systems and
Satellite Video 4.9%

CSC Holdings:
8.125%, 7/15/2009	25,000	24,156
10.50%, 5/15/2016	75,000	74,719
EchoStar 9.375%, 2/1/2009	125,000	132,813
GCI 9.75%, 8/1/2007†	70,000	56,350
PanAmSat 8.50%, 2/1/2012†	50,000	48,000
Paxson Communications 0% (12.25%**), 1/15/2009	100,000	64,000

		400,038

Chemicals 7.5%

Equistar Chemicals 10.125%, 9/1/2008	65,000	59,475
FMC 10.25%, 11/1/2009†	50,000	54,250
Huntsman ICI Chemicals 10.125%, 7/1/2009	50,000	41,750
Huntsman International 9.875%, 3/1/2009	25,000	25,125
IMC Global 10.875%, 6/1/2008	25,000	27,250
___________
† Rule 144A security.
* Non-income producing security.
** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

32

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman High-Yield Bond Portfolio (continued)

	Principal
	Amount	Value
Chemicals (continued)

International Specialty Holdings 10.625%, 12/15/2009	$50,000	$43,750
Koppers Industry 9.875%, 12/1/2007	50,000	46,000
Lyondell Chemical:
10.875%, 5/1/2009	100,000	86,000
11.125%, 7/15/2012	25,000	24,750
Methanex 8.75%, 8/15/2012	100,000	106,500
Millennium America:
9.25%, 6/15/2008	25,000	26,187
7.625%, 11/15/2026	50,000	41,813
Resolution Performance Products 13.50%, 11/15/2012†	25,000	26,250

		609,100

Communications Infrastructure 1.5%

American Tower 9.375%, 2/1/2009	75,000	58,875
Crown Castle International 10.75%, 11/1/2011	75,000	66,000

		124,875

Consumer Products 2.9%

Armkel 9.50, 8/1/2009	25,000	27,250
Del Monte 8.625%, 12/15/2012†	25,000	25,625
JohnsonDiversey 9.625%, 5/15/2012†	50,000	52,875
Jostens 12.75%, 5/1/2010	25,000	28,500
Levi Strauss 12.25%, 12/15/2012†	50,000	49,250
Russell 9.25%, 5/1/2010	50,000	53,750

		237,250

Electrical Components and Equipment 0.9%

Tyco International Group 6.375%, 10/15/2011	75,000	70,263

Energy 9.0%

Chesapeake Energy 8.375%, 11/1/2008	125,000	130,000
Clark Refining & Marketing 8.875%, 11/15/2007	50,000	46,250
Dresser 9.375%, 4/15/2011	25,000	25,250
El Paso Energy Partnership 10.625%, 12/1/2012†	25,000	25,687
Encore Acquisition 8.375%, 6/15/2012†	125,000	130,625
Ferrellgas Partners 8.75%, 6/15/2012	50,000	52,000
Frontier Oil 9.125%, 2/15/2006	50,000	48,125
Grey Wolf 8.875%, 7/1/2007	50,000	51,250
Nuevo Energy 9.50%, 6/1/2008	100,000	103,500
Plains Exploration & Production 8.75%, 7/1/2012†	50,000	52,250
Western Resources:
7.875%, 5/1/2007	25,000	25,340
9.75%, 5/1/2007	50,000	45,546

		735,823

	Principal
	Amount	Value
Equipment 1.2%

Joy Global 8.75%, 3/15/2012	$25,000	$26,188
Williams Scotsman 9.875%, 6/1/2007	75,000	69,750

		95,938

Financial Services 5.5%

Dollar Financial Group 10.875%, 11/15/2006†	100,000	83,750
R.R. Donnelley Financial: 8.875%, 12/15/2010†	25,000	26,875
10.875%, 12/15/2012†	50,000	54,750
Magnum Hunter Resources 9.60%, 3/15/2012	150,000	160,125
United Rentals 9.25%, 1/15/2009	25,000	20,563
Western Financial Bank 9.625%, 5/15/2012	100,000	97,500

		443,563

Funeral Services 1.2%

Service Corp. International 7.20%,
6/1/2006	75,000	71,625
Stewart Enterprises 10.75%, 7/1/2008	25,000	27,750

		99,375

Gaming/Hotels 11.5%

Alliance Gaming 10%, 8/1/2007	75,000	78,750
Ameristar Casinos 10.75%, 2/15/2009	50,000	55,000
Felcore Lodging 9.50%, 9/15/2008	75,000	76,875
John Q. Hammons Hotels 8.875%, 5/15/2012	50,000	50,500
Hollywood Casino 11.25%, 5/1/2007	75,000	81,375
Hollywood Casino Shreveport 13%, 8/1/2006	25,000	25,875
Host Marriot 9.50%, 1/15/2007	125,000	127,500
Mandalay Resort Group:
10.25%, 8/1/2007	50,000	55,125
9.375%, 2/15/2010	175,000	189,000
MeriStar Hospitality 9.125%, 1/15/2011	75,000	65,625
Park Place Entertainment 9.375%, 2/15/2007	50,000	53,500
Venetian Casino Resort 11%, 6/15/2010†	75,000	78,750

		937,875

Health Care/Medical Products 1.3%

HealthSouth 7.625%, 6/1/2012	75,000	62,250
Tenet Healthcare 6.375%, 12/1/2011	50,000	45,088

		107,338

Industrial/Manufacturing 10.6%

Allied Waste North America 10%, 8/1/2009	125,000	124,688
Associated Materials 9.75%, 4/15/2012	50,000	53,000
Beazer Homes USA 8.375%, 4/15/2012	50,000	51,750
Briggs & Stratton 8.875%, 3/15/2011	25,000	27,062
Buckeye Technologies 8%, 10/15/2010	75,000	60,938
Fibermark 10.75%, 4/15/2011	50,000	50,750

__________
† Rule 144A security.
See Notes to Financial Statements.

33

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman High-Yield Bond Portfolio (continued)

	Principal
	Amount	Value
Industrial/Manufacturing (continued)

Georgia-Pacific 8.125%, 5/15/2011	$75,000	$71,625
Grant Prideco 9%, 12/15/2009†	25,000	26,125
D.R. Horton 8%, 2/1/2009	50,000	50,250
Hovnanian K Enterprises 8.875%, 4/1/2012	50,000	48,000
Jefferson Smurfit 8.25%, 10/1/2012†	25,000	25,625
KB Home 9.50%, 2/15/2011	50,000	53,250
NMHG Holding 10%, 5/15/2009	25,000	25,125
Owens Brockway Glass Container 8.875%, 2/15/2009	50,000	51,750
Ryland Group 9.75%, 9/1/2010	25,000	27,500
Schuler Homes 10.50%, 7/15/2011	25,000	25,750
Terex 8.875%, 8/1/2008	50,000	45,312
URS 11.50%, 9/15/2009†	50,000	44,750

		863,250

Leisure 0.9%

Six Flags 8.875%, 2/1/2010	50,000	47,250
Tricon Global Restaurants 8.875%, 4/15/2011	25,000	27,250

		74,500

Media 1.6%

AMC Entertainment 9.50%, 2/15/2011	50,000	49,500
Mediacom Broadband 11%, 7/15/2013	75,000	76,500

		126,000

Paper and Packaging 8.1%

BWAY 10%, 10/15/2010†	25,000	26,063
Graham Packaging:
8.75%, 1/15/2008	25,000	24,656
0% (10.75%**), 1/15/2009	25,000	24,906
Graphic Packaging 8.625%, 2/15/2012	75,000	79,313
Longview Fibre 10%, 1/15/2009	50,000	52,750
Owens-Illinois:
7.50%, 5/15/2010	75,000	69,375
7.80%, 5/15/2018	75,000	64,125
Pliant 13%, 6/1/2010	75,000	69,187
Potlatch 10%, 7/15/2011	75,000	82,500
Riverwood International 10.875%, 4/1/2008	25,000	25,250
Tekni Plex 12.75%, 6/15/2010	50,000	47,000
Tembec Industries 7.75%, 3/15/2012	100,000	97,500

		662,625

Printing and Publishing 3.7%

American Media Operations 10.25%, 5/1/2009	50,000	52,000
Dex Media East 9.875%, 11/15/2009†	50,000	53,750
Garden State Newspapers 8.75%, 10/1/2009	75,000	76,500
Mail-Well 9.625%, 3/15/2012	25,000	22,375
Perry Judd’s Holdings 10.625%, 12/15/2007	50,000	50,313
Primedia 8.875%, 5/15/2011	25,000	22,750
TransWestern Holdings 11.875%, 11/15/2008	25,000	26,500

		304,188

	Principal
	Amount
	or Shares		Value
Restaurants and Food 1.5%

Roundy’s 8.875%, 6/15/2012	$125,000		$123,125

Retailing 2.5%

The Gap 10.55%, 12/15/2008	25,000		27,375
Hollywood Entertainment 9.625%, 3/15/2011	25,000		25,625
NBC Acquisition 0% (10.75%**), 2/15/2009	120,000		108,600
Rite Aid 7.125%, 1/15/2007	50,000		41,500

			203,100

Semiconductors 0.8%

Amkor Technology 9.25%, 2/15/2008	50,000		42,500
Fairchild Semiconductor 10.375%, 10/1/2007	25,000		26,375

			68,875

Steel and Metals 2.2%

Earle M. Jorgensen 9.75%, 6/1/2012	25,000		25,562
Oregon Steel Mills 10%, 7/15/2009†	25,000		25,500
Steel Dynamics 9.50%, 3/15/2009	25,000		26,313
Trimas 9.875%, 6/15/2012†	100,000		99,500

			176,875

Utilities 1.4%

El Paso 7.875%, 6/15/2012†	50,000		35,062
Midland Funding 11.75%, 7/23/2005	50,000		51,024
National Waterworks 10.50%, 12/1/2012†	25,000		26,219

			112,305

Wireless Telecommunications 3.2%

AT&T Wireless Services 8.125%,5/1/2012	25,000		25,174
Nextel Communications:
12%, 11/1/2008	50,000		49,500
9.375%, 11/15/2009	25,000		22,750
Qwest 8.875%, 3/15/2012†	100,000		97,499
Sprint Capital 8.375%, 3/15/2012	25,000		24,922
Triton PCS 0% (11%**), 5/1/2008	50,000		41,875

			261,720

Total Corporate Bonds
(Cost $7,611,485)			7,705,225

Preferred Stocks 1.2%

(Cost $90,719)

Broadcasting 1.2%

Sinclair Capital 11.625%	900	shs.	95,625

Total Investments 95.9%
(Cost $7,702,204)			7,800,850
Other Assets Less Liabilities 4.1%			330,554

Net Assets 100.0%			$8,131,404

_____________
† Rule 144A security.
** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

34

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Income Portfolio
	Shares	Value
Common Stocks 58.2%

Automobiles and Components 0.8%

General Motors	230	$8,478
Lear*	530	17,638

		26,116

Banks 5.5%

Bank of America	890	61,917
BB&T	930	34,401
Golden West Financial	200	14,362
GreenPoint Financial	310	14,006
Keycorp	780	19,609
Wachovia	960	34,982

		179,277

Capital Goods 4.6%

Deere	430	19,715
General Dynamics	270	21,430
General Electric	1,030	25,081
Illinois Tool Works	300	19,458
Lockheed Martin	960	55,440
Raytheon	340	10,455

		151,579

Chemicals 0.9%

Air Products and Chemicals	690	29,498

Communications Equipment 1.3%

Cisco Systems*	2,590	33,916
QUALCOMM*	220	7,999

		41,915

Computers and Peripherals 2.8%

Dell Computer*	990	26,507
Hewlett-Packard	1,940	33,678
International Business Machines	420	32,550

		92,735

Consumer Durables and Apparel 1.9%

Mohawk Industries*	420	23,919
Pulte Homes	820	39,253

		63,172

Consumer Staples 6.1%

Altria Group	580	23,507
Anheuser-Busch	390	18,876
Coca-Cola	980	42,944
Gillette	1,570	47,665
Kraft Foods (Class A)	430	16,740
Procter & Gamble	590	50,705

		200,437

Diversified Financials 7.0%

American Express	1,890	66,811
Bear Stearns	880	52,272
Citigroup	1,703	59,929
J.P. Morgan Chase	1,370	32,880
Merrill Lynch	220	8,349

	Shares	Value
Diversified Financials (continued)

Morgan Stanley	$270	10,778

		231,019

Electronic Equipment and Instruments 0.2%

Waters*	300	6,534

Energy 5.4%

Amerada Hess	150	8,258
BP (ADRs)	200	8,130
Devon Energy	460	21,114
Exxon Mobil	1,914	66,875
Noble Energy	670	25,159
Occidental Petroleum	290	8,250
Rowan	560	12,712
Royal Dutch Petroleum*	360	15,847
Tidewater	310	9,641

		175,986

Health Care 7.1%

Barr Laboratories*	100	6,509
Biovail* (Canada)	240	6,338
Cardinal Health	360	21,308
Forest Labs	290	28,484
Johnson & Johnson	610	32,763
Lilly (Eli)	150	9,525
Merck	280	15,851
Mylan Laboratories	210	7,329
Pfizer	1,110	33,933
Pharmacia	520	21,736
UnitedHealth Group	360	30,060
Wyeth	510	19,074

		232,910

Insurance 2.4%

American International Group	120	6,942
Berkley (W.R.)	1,395	55,256
The PMI Group	250	7,510
Radian Group	270	10,031

		79,739

Media 2.2%

AOL Time Warner*	660	8,646
Gannett	320	22,976
Viacom (Class B)*	1,020	41,575

		73,197

Paper and Forest Products 0.8%

Weyerhaeuser	530	26,081

Retailing 3.4%

eBay*	210	14,245
Kohl’s*	140	7,833
Lowe’s	390	14,625
Michaels Stores*	320	10,016
Wal-Mart Stores	1,290	65,158

		111,877

__________
* Non-income producing security. See Notes to Financial Statements.

35

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Income Portfolio (continued)
	Shares or
	Principal
	Amount		Value
Semiconductor Equipment
and Products 1.6%

Analog Devices*	280	shs.	$6,684
Applied Materials	620		8,082
Intel	1,840		28,658
Texas Instruments	560		8,406

			51,830

Software and Services 2.7%

Intuit*	230		10,800
Microsoft*	1,240		64,133
Oracle*	1,320		14,269

			89,202

Telecommunication Services 1.0%

SBC Communications	839		22,745
Sprint (FON Group)	770		11,150

			33,895

Transportation 0.5%

Burlington Northern Santa Fe	620		16,126

Total Common Stocks

(Cost $2,046,316)			1,913,125

US Government and Government
Agency Securities 22.3%

US Government Securities 8.3%

US Government Gtd. Title XI
(Bay Transportation) 7.30%, 6/1/2021	88,000		$100,544
U.S. Treasury Bonds:
6.25%, 8/15/2023	40,000		47,006
5.375%, 2/15/2031	50,000		54,523
U.S. Treasury Notes:
4%, 11/15/2012	70,000		71,012

Total US Government Securities

(Cost $258,406)			273,085

Agency Securities 8.9%

FHLMC:
4.125%, 1/17/2006	40,000		40,915
5.50%, 7/15/2006	15,000		16,502
4.50%, 7/23/2007	35,000		36,439
5.75%, 4/29/2009	30,000		31,293
4.75%, 10/11/2012	25,000		25,271
FNMA:
3.125%, 8/15/2005	20,000		20,170
5.25%, 8/14/2006	15,000		15,358
5.25%, 2/22/2007	35,000		36,657
3.50%, 10/15/2007	15,000		15,112
5.25%, 1/15/2009	30,000		32,865

	Principal
	Amount	Value
Agency Securities (continued)

FNMA 6.25%, 7/19/2011	20,000	$21,150

Total Agency Securities
(Cost $283,223)		291,732

Mortgage-Backed Securities† 5.1%

FHLMC GOLD:
4.50%, 11/1/2007	104,874	107,788
7.50%, 10/1/2017	17,909	19,197
8%, 12/1/2023	10,691	11,618
FNMA:
8.50%, 10/1/2015	11,909	13,149
8%, 6/1/2028	5,677	6,182
6%, 9/1/2028	10,103	10,489

Total Mortgage-Backed Securities
(Cost $163,859)		168,423

Total US Government and Government Agency Securities
(Cost $705,488)		733,240

Corporate Bonds 20.0%

Automobiles and Components 0.7%

Ford Motor 7.375%, 2/1/2011	25,000	21,805

Banks 4.0%

Bank of America 6.25%, 4/15/2012	25,000	25,390
Key Bank 5.70%, 8/15/2012	15,000	15,974
Synovus Financial 7.25%, 12/15/2005	20,000	22,686
Wachovia Bank 4.85%, 7/30/2007	20,000	21,315
Washington Mutual 4.375%, 1/15/2008	20,000	20,402
Washington Mutual Finance 6.875%, 5/15/2011	10,000	11,179
Wells Fargo Financial 4.875%, 6/12/2007	15,000	15,122

		132,068

Capital Goods 0.3%

General Electric Capital 6.875%,
11/15/2010	10,000	11,373

Chemicals 1.3%

Ashland 6.86%, 5/1/2009	10,000	10,229
Dow Chemical 6.125%, 2/1/2011	15,000	15,480
Valspar 6%, 5/1/2007	15,000	15,967

		41,676

Computers and Peripherals 0.4%

International Business Machines:
4.75%, 11/29/2012	5,000	5,029
5.875%, 11/29/2032	10,000	9,930

		14,959

_____________
* Non-income producing security.

† Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
See Notes to Financial Statements.

36

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Income Portfolio (continued)
	Principal
	Amount
	or Shares	Value
Consumer Staples 1.3%

Anheuser-Busch 5.95%, 1/15/2033	$5,000	$5,257
Campbell Soup 5%, 12/3/2012	10,000	10,231
Gillette 3.50%, 10/15/2007	15,000	14,911
The Pepsi Bottling Group 7%, 3/1/2029	10,000	11,657

		42,056

Diversified Financials 5.8%

Bear Stearns 5.70%, 11/15/2014	10,000	10,250
CIT Group 5.50%, 11/30/2007	10,000	10,235
Countrywide Funding 5.50%, 2/1/2007	10,000	10,627
General Motors Acceptance:	20,000	22,707
6.125%, 8/28/2007	20,000	20,258
7.25%, 3/2/2011	15,000	15,309
Goldman Sachs Group 6.875%, 1/15/2011	10,000	10,101
Household Finance 7.875%, 3/1/2007	10,000	11,180
MBNA America Bank 7.125%, 11/15/2012	10,000	10,484
Merrill Lynch:
6.15%, 1/26/2006	20,000	21,653
4%, 11/15/2007	5,000	5,057
J.P. Morgan Chase 5.75%, 1/2/2013	10,000	10,146
Morgan Stanley Group 6.75%, 4/15/2011	10,000	11,131
SLM (“Sallie Mae”) 5.125%, 8/27/2012	20,000	20,551

		189,689

Energy 1.6%

Amerada Hess 7.375%, 10/1/2009	15,000	17,067
Occidental Petroleum 4%, 11/30/2007	20,000	20,303
Transocean Sedco Forex 6.95%, 4/15/2008	15,000	16,746

		54,116

Health Care 0.9%

Allegiance 7%, 10/15/2026	10,000	11,525
Merck 6.40%, 3/1/2028	15,000	16,683

		28,208

	Principal
	Amount
	or Shares	Value
Insurance 0.2%

Allstate 6.125%, 12/15/2032	$5,000	$5,111

Media 1.2%

AOL Time Warner 6.875%, 5/1/2012	15,000	15,874
Cox Communications 7.125%, 10/1/2012	10,000	11,127
Viacom 7.70%, 7/30/2010	10,000	11,898

		38,899

Paper and Forest Products 0.3%

MeadWestvaco 6.80%, 11/15/2032	10,000	10,199

Retailing 1.0%

AutoZone 5.875%, 10/15/2012	10,000	10,352
Safeway 7.50%, 9/15/2009	15,000	17,215
Target 7%, 7/15/2031	5,000	5,245

		32,812

Telecommunication Services 0.8%

AT&T Broadband 9.455%, 11/15/2022	10,000	11,817
AT&T Wireless 8.125%, 5/1/2012	10,000	10,070
Verizon 6.125%, 3/1/2012	5,000	5,418

		27,305

Utilities 0.2%

Florida Power & Light 5.85%, 2/1/2033	5,000	5,140

Total Corporate Bonds
(Cost $633,774)		655,416

Total Investments 100.5%
(Cost $3,385,578)		3,301,781
Other Assets Less Liabilities (0.5)%		(15,054)

Net Assets 100.0%		$3,286,727

Seligman International Growth Portfolio
Common Stocks 97.3%

Argentina 1.2%

Tenaris (ADRs)* (Energy)	2,012	shs.	$38,671

Australia 4.2%

Commonwealth Bank of Australia (Banks)	3,600		54,699
News Corp. (ADRs) (Media)	3,200		84,000

			138,699

Austria 1.1%

Mayr-Melnhof Karton (Containers and Packaging)	500		36,967

China 0.5%

China Oilfield Services* (Energy)	70,000		17,054

Denmark 1.0%

Danske Bank (Banks)	2,100		34,683

Finland 5.1%

Fortum (Energy)	11,200	shs.	$73,409
Nokia (ADRs) (Communications Equipment)	2,000		31,000
UPM-Kymmene* (Paper and Forest Products)	2,000		64,180

			168,589

France 5.1%

Alcatel* (Communications Equipment)	4,000		17,534
Aventis (Health Care)	1,550		84,200
Caisse Nationale de Crédit Agricole (Banks)	2,000		30,161
Total Fina Elf (ADRs) (Energy)	500		35,750

			167,645

Germany 5.8%

Bayerische Motoren Werke "BMW"
(Automobiles and Components)	1,550		47,009
_____________
* Non-income producing security.
See Notes to Financial Statements.

37

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman International Growth Portfolio (continued)
	Shares	Value
Germany (continued)

Deutsche Bank (Banks)	500	$22,715
E.ON (Utilities)	2,050	82,661
PUMA (Consumer Durables and Apparel)	600	40,918

		193,303

Greece 0.4%

Public Power* (Utilities)	900	12,440

Hong Kong 1.6%

CNOOC (Energy)	41,500	54,279

Ireland 2.2%

Bank of Ireland (Banks)	7,064	72,524

Israel 1.6%

Teva Pharmaceutical Industries (ADRs) (Health Care)	1,400	54,040

Italy 5.7%

ENI (Energy)	6,900	109,626
Telecom Italia Mobile “T.I.M.” (Telecommunication Services)	17,800	81,201

		190,827

Japan 11.7%

Canon (Office Electronics)	1,100	41,403
East Japan Railway (Transportation)	14	69,434
Honda Motor (Automobiles and Components)	1,200	44,358
Icom (Communications Equipment)	700	7,103
JSR ( Chemicals)	4,000	40,148
Nomura Holdings (Diversified Financial Services)	6,000	67,396
Sony (Consumer Durables and Apparel)	1,000	41,765
Takeda (Health Care)	1,800	75,177

		386,784

Mexico 1.1%

Teléfonos de México (Class L ADSs) (Telecommunication Services)	1,100	35,178

Netherlands 7.6%

ASML Holding* (Semiconductor Equipment and Products)	1,600	13,344
Gucci Group (NY shares) (Consumer Durables and Apparel)	1,000	91,600
Reed Elsevier (Media)	5,600	68,417
Unilever (ADRs) (Consumer Staples)	1,300	80,223

		253,584

Norway 1.1%

DnB Holding (Banks)	7,600	35,727

Russia 1.4%

Surgutneftegaz (ADRs) (Energy)	2,900	46,081

Singapore 0.5%

MobileOne (Asia)* (Telecommunication Services)	22,600	15,895

	Shares	Value
South Korea 3.1%

Korea Tobacco & Ginseng (GDRs)(Consumer Staples)	2,000	$13,300
LG Micron (Electronic Equipment andInstruments)	900	23,827
Samsung Electronics (SemiconductorEquipment and Products)	200	52,949
Telson Electronics (CommunicationsEquipment)	4,000	11,534

		101,610

Spain 3.3%

Banco Bilbao Vizcaya Argentaria (Banks)	3,800	36,344
Banco Popular Espa˜nol (Banks)	1,825	74,584

		110,928

Sweden 1.6%

SKF (Capital Goods)	2,000	51,990

Switzerland 8.7%

Nestlé (Consumer Staples)	440	93,211
Novartis (Health Care)	1,400	51,066
Swiss Re (Insurance)	500	32,789
Syngenta (Chemicals)	1,600	92,604
Zurich Financial Services (Insurance)	200	18,654

		288,324

Taiwan 0.4%

Taiwan Semiconductor Manufacturing(ADRs)* (Semiconductor Equipment and Products)	1,900	13,395

United Kingdom 21.3%

Amvescap* (Diversified Financial Services)	15,900	101,852
AstraZeneca (ADRs) (Health Care)	1,400	49,126
Barclays Bank (Banks)	6,000	37,179
BHP Billiton (Metals and Mining)	10,800	57,667
BP (ADRs) (Energy)	800	32,520
British Sky Broadcasting Group* (Media)	4,350	44,738
Diageo (Consumer Staples)	2,272	24,683
Gallagher Group (ADRs) (ConsumerStaples)	1,400	54,880
GlaxoSmithKline (Health Care)	2,400	89,904
Royal Bank of Scotland Group* (Banks)	4,465	106,934
Smiths Group (Capital Goods)	1,600	17,911
Tesco (Consumer Staples)	11,800	36,845
Vodafone Group (Telecommunication Services)	2,800	50,736

		704,975

Total Investments 97.3%
(Cost $3,303,067)		3,224,192
Other Assets Less Liabilities 2.7%		90,426

Net Assets 100.0%		$3,314,618

_____________
* Non-income producing security.
See Notes to Financial Statements.

38

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Investment Grade Fixed Income Portfolio
	Principal
	Amount	Value
US Government and Government
Agency Securities 52.5%

US Government Securities 15.6%

US Treasury Bonds:
7.25%, 8/15/2022	$260,000	$338,457
6.25%, 8/15/2023	600,000	705,094
US Treasury Notes:
5%, 8/15/2011	20,000	21,938
4%, 11/15/2012	345,000	349,987

Total US Government Securities
(Cost $1,316,635)		1,415,476

Agency Securities 25.0%

FHLB:
4.375%, 2/15/2005	100,000	105,210
FHLMC:
3.60%, 1/28/2005	285,000	288,505
5.25%, 1/15/2006	125,000	135,890
4.125%, 1/17/2006	175,000	179,003
5.50%, 7/15/2006	75,000	82,512
4.875%, 3/15/2007	190,000	205,489
4.50%, 7/23/2007	165,000	171,782
5.75%, 4/29/2009	190,000	198,191
5.875%, 3/21/2011	80,000	87,880
4.75%, 10/11/2012	145,000	146,574
FNMA:
2.40%, 11/19/2004	145,000	145,624
3.125%, 8/15/2005	85,000	85,722
5.25%, 8/15/2006	85,000	87,029
5.25%, 3/22/2007	165,000	172,812
3.50%, 10/15/2007	95,000	95,709
6.25%, 7/19/2011	75,000	79,312

Total Agency Securities
(Cost $2,210,595)		2,267,244

Mortgage-Backed Securities † 11.9%

FHLMC GOLD:
4.50%, 11/1/2007	664,203	682,658
6%, 11/1/2010	33,744	35,097
7.50%, 10/1/2017	26,863	28,795
8%, 12/1/2023	17,366	18,872
FNMA:
8.50%, 10/1/2015	32,769	36,179
8%, 6/1/2028	11,353	12,364
6%, 9/1/2028	84,193	87,408

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)

GNMA:
6.50%, 12/15/2028	$51,602	$54,260
6%, 12/20/2028	112,077	116,776

Total Mortgage-Backed Securities
(Cost $1,046,869)		1,072,409

Total US Government and
Government Agency Securities
(Cost $4,574,099)		4,755,129

Corporate Bonds 42.5%

Automobiles and Components 1.5%

Ford Motor 7.45%, 7/16/2031	155,000	135,192

Capital Goods 0.5%

General Electric Capital 6.875%,
11/15/2010	40,000	45,491

Chemicals 1.8%

Ashland 6.86%, 5/1/2009	40,000	40,915
Dow Chemical 6.125%, 2/1/2011	70,000	72,242
Valspar 6%, 5/1/2007	50,000	53,224

		166,381

Consumer Staples 2.7%

Anheuser-Busch 5.95%, 1/15/2033	30,000	31,541
Campbell Soup 5%, 12/3/2012	50,000	51,155
Gillette 3.50%, 10/15/2007	90,000	89,468
The Pepsi Bottling Group 7%, 3/1/2029	60,000	69,940

		242,104

Energy 2.9%

Amerada Hess 7.375%, 10/1/2009	75,000	85,336
Occidental Petroleum 4%, 11/30/2007	100,000	101,515
Transocean Sedco Forex 6.95%, 4/15/2008	70,000	78,149

		265,000

Financials 24.3%

Allstate 6.125%, 12/15/2032	15,000	15,334
Bank of America 3.875%, 1/15/2008	110,000	111,716
Bear Stearns 5.70%, 11/15/2014	50,000	51,252
CIT Group 5.50%, 11/30/2007	60,000	61,408
_____________

† Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

See Notes to Financial Statements.

39

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Investment Grade Fixed Income Portfolio (continued)
	Principal
	Amount	Value
Corporate Bonds (continued)

Financials (continued)

Core Investment Grade 4.727%, 11/30/2007	$520,000	$528,915
Countrywide Funding 5.50%, 2/1/2007	70,000	74,391
EOP Operating 7.75%, 11/15/2007	100,000	113,533
General Motors Acceptance:
6.125%, 8/28/2007	100,000	101,288
7.25%, 3/2/2011	60,000	61,235
Goldman Sachs Group 6.875%, 1/15/2011	40,000	40,406
Household Finance 7.875%, 3/1/2007	85,000	95,034
Key Bank 5.70%, 8/15/2012	85,000	90,518
MBNA America Bank 7.125%, 11/15/2012	60,000	62,902
Merrill Lynch:
6.15%, 1/26/2006	95,000	102,852
4%, 11/15/2007	20,000	20,226
J.P. Morgan Chase 5.75%, 1/2/2013	50,000	50,728
Morgan Stanley Group 6.75%, 4/15/2011	90,000	100,175
SLM (“Sallie Mae”) 5.125%, 8/27/2012	100,000	102,756
Synovus Financial 7.25%, 12/15/2005	75,000	85,074
Wachovia Bank 4.85%, 7/30/2007	75,000	79,931
Washington Mutual 4.375%, 1/15/2008	120,000	122,414
Washington Mutual Finance 6.875%, 5/15/2011	40,000	44,715
Wells Fargo Financial 3.75%, 10/15/2007	85,000	85,689

		2,202,492

Health Care 1.6%

Allegiance 7%, 10/15/2026	65,000	74,912
Merck 6.40%, 3/1/2028	65,000	72,295

		147,207

Media 2.0%

AOL Time Warner 6.875%, 5/1/2012	80,000	84,663
Cox Communications 7.125%, 10/1/2012	40,000	44,509
Viacom 7.70%, 7/30/2010	45,000	53,541

		182,713

	Principal
	Amount	Value
Paper and Forest Products 0.5%

MeadWestvaco 6.80%, 11/15/2032	$45,000	$45,897

Retailing 2.1%

AutoZone 5.875%, 10/15/2012	65,000	67,291
Safeway 7.50%, 9/15/2009	55,000	63,122
Target 6.35%, 11/1/2032	55,000	57,691

		188,104

Technology Hardware and Equipment 0.8%

International Business Machines:
4.75%, 11/29/2012	10,000	10,058
5.875%, 11/29/2032	60,000	59,577

		69,635

Telecommunication Services 1.6%

AT&T Broadband 9.455%, 11/15/2022	55,000	64,994
AT&T Wireless 8.125%, 5/1/2012	40,000	40,278
Verizon 6.125%, 3/1/2012	40,000	43,343

		148,615

Utilities 0.2%

Florida Power & Light 5.85%, 2/1/2033	15,000	15,419

Total Corporate Bonds
(Cost $3,733,008)		3,854,250

Asset-Backed Securities † 2.1%

Aerospace and Defense 2.1%

Peco Energy Transition Trust 6.05%, 3/1/2009	100,000	110,503
PP&L Transition 6.83%, 3/25/2007	75,000	80,474

Total Asset-Backed Securities
(Cost $174,906)		190,977

Total Investments 97.1%
(Cost $8,482,013)		8,800,356
Other Assets Less Liabilities 2.9%		266,481

Net Assets 100.0%		$9,066,837

_____________

† Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

See Notes to Financial Statements.

40

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Large-Cap Growth Portfolio
	Shares	Value
Common Stocks 99.3%

Automobiles and Components 2.3%

Harley-Davidson	950	$43,890

Biotechnology 8.2%

Amgen*	1,600	77,376
Genentech*	1,000	33,160
IDEC Pharmaceuticals*	300	9,939
MedImmune*	1,400	38,024

		158,499

Capital Goods 3.6%

General Electric	2,850	69,397

Chemicals 9.9%

Air Products and Chemicals	500	21,375
Dow Chemical	2,700	80,190
Monsanto	1,421	27,354
Praxair	1,100	63,547

		192,466

Commercial Services and Supplies 2.5%

Avery Dennison	200	12,216
First Data	400	14,164
Pitney Bowes	500	16,330
Robert Half International*	400	6,444

		49,154

Communications Equipment 5.0%

Cisco Systems*	4,500	58,928
Nokia (ADRs) (Finland)	800	12,400
QUALCOMM*	700	25,452

		96,780

Computers and Peripherals 7.6%

Dell Computer*	1,500	40,163
EMC*	1,600	9,824
Hewlett-Packard	1,200	20,832
International Business Machines	1,000	77,500

		148,319

Consumer Staples 5.1%

Altria Group	500	20,265
Coca-Cola	900	39,438
PepsiCo	500	21,110
Procter & Gamble	200	17,188

		98,001

Financials 4.4%

AFLAC	1,100	33,132
American International Group	500	28,925
Citigroup	400	14,076
MBNA	500	9,510

		85,643

Health Care Equipment and Services 4.6%

Medtronic	1,600	72,960
Quest Diagnostics*	300	17,070

		90,030

	Shares	Value
Hotels, Restaurants and Leisure 2.2%

Hilton Hotels	3,400	$43,214

Media 2.6%

Clear Channel Communications*	700	26,103
Viacom (Class B)*	600	24,456

		50,559

Paper and Forest Products 1.8%

Weyerhaeuser	700	34,447

Pharmaceuticals 19.4%

Abbot Laboratories	600	24,000
Allergan	300	17,286
Johnson & Johnson	1,800	96,678
Eli Lilly	700	44,450
Merck	700	39,627
Pfizer	3,250	99,353
Pharmacia	1,300	54,340

		375,734

Retailing 4.5%

Bed Bath & Beyond*	300	10,378
The Gap	500	7,760
Kohl’s*	100	5,595
Wal-Mart Stores	900	45,459
Williams-Sonoma*	700	19,005

		88,197

Semiconductor Equipment and Products 6.6%

Analog Devices*	400	9,548
Appied Materials	2,200	28,677
Intel	3,800	59,185
Marvell Technology Group*	400	7,562
Texas Instruments	1,500	22,515

		127,487

Software and Services 7.4%

Microsoft*	1,900	98,268
Oracle*	2,500	27,025
SAP (ADRs) (Germany)	900	17,550

		142,843

Telecommunication Services 0.6%

AT&T Wireless Services*	2,100	11,865

Transportation 1.0%

United Parcel Service (Class B)	300	18,924

T otal Investments 99.3%
(Cost $2,384,136)		1,925,449

Other Assets Less Liabilities 0.7%		12,809

Net Assets 100.0%		$1,938,258

_____________
* Non-income producing security.
See Notes to Financial Statements.

41

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Large-Cap Value Portfolio

	Shares	Value
Common Stocks 101.0%

Aerospace and Defense 8.6%

Boeing	$4,000	131,960
Goodrich (B.F.)	8,000	146,560
United Technologies	2,000	123,880

		402,400

Automobiles and Components 2.0%

Ford Motor	10,000	93,000

Banks 10.6%

Bank of New York	6,500	155,740
FleetBoston Financial	7,040	171,072
Washington Mutual	5,000	172,650

		499,462

Capital Goods 2.1%

General Electric	4,000	97,400

Chemicals 7.2%

Dow Chemical	5,500	163,350
Praxair	3,000	173,310

		336,660

Communications Equipment 2.6%

Juniper Networks*	18,000	122,400

Computers and Peripherals 4.3%

International Business Machines	2,600	201,500

Diversified Financials 10.2%

Citigroup	5,000	175,950
Fannie Mae	2,500	160,825
J.P. Morgan Chase	6,000	144,000

		480,775

Energy 6.0%

Chevron Texaco	1,810	120,329
Transocean Sedco Forex	7,000	162,400

		282,729

Health Care Equipment and Supplies 6.3%

Baxter International	4,000	112,000
Medtronic	4,000	182,400

		294,400

	Shares	Value
Household Products 2.7%

Kimberly-Clark	$2,700	128,169

Insurance 10.5%

Allstate	4,500	166,455
St. Paul Companies	5,500	187,275
UNUMProvident	7,800	136,812

		490,542

Multi-Utilities and Unregulated Power 4.1%

AES	21,710	65,564
El Paso	18,100	125,976

		191,540

Paper and Forest Products 5.7%

Georgia-Pacific	8,000	129,280
International Paper	4,000	139,880

		269,160

Pharmaceuticals 6.6%

Bristol-Meyers Squibb	7,000	162,050
Wyeth	3,900	145,860

		307,910

Retailing 7.6%

Costco Wholesale*	5,000	140,525
J.C. Penney	9,500	218,595

		359,120

Tobacco 3.9%

Altria Group	4,500	182,385

Total Investments 101.0%
(Cost $6,161,820)		4,739,552

Other Assets Less Liabilities (1.0)%		(47,095)

Net Assets 100.0%		$4,692,457

_____________
* Non-income producing security.
See Notes to Financial Statements.

42

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2002

Seligman Small-Cap Value Portfolio
	Shares	Value
Common Stocks 93.8%

Aerospace and Defense 2.2%

Cubic	135,000	$2,488,050

Chemicals 7.8%

Crompton	280,000	1,666,000
Minerals Technologies	60,000	2,589,000
NOVA Chemicals (Canada)	125,000	2,287,500
Olin	140,000	2,177,000

		8,719,500

Commercial Services and Supplies 4.4%

Korn/Ferry International	350,000	2,618,000
Pittston Brink’s Group	126,272	2,333,507

		4,951,507

Consumer Staples 8.0%

American Italian Pasta*	70,000	2,518,600
Bunge	100,000	2,406,000
Constellation Brands (Class B)*	100,000	2,371,000
Fresh Del Monte Produce	90,000	1,701,900

		8,997,500

Containers and Packaging 2.6%

Smurfit-Stone Container*	190,000	2,926,000

Energy 4.6%

Smith International*	80,000	2,609,600
Universal Compression Holdings*	134,100	2,565,333

		5,174,933

Financials 8.7%

Berkley (W.R.)	70,000	2,772,700
Commercial Federal	100,000	2,335,000
Montpelier Re Holdings*	90,000	2,592,000
The PMI Group	70,000	2,102,800

		9,802,500

Health Care Equipment and Supplies 2.3%

Edwards Lifesciences*	100,000	2,547,000

Health Care Providers and Services 4.4%

Apria Healthcare Group*	115,000	2,557,600
Oxford Health Plans*	65,000	2,369,250

		4,926,850

Household Durables 6.1%

Clayton Homes	193,300	2,354,394
Furniture Brands International*	100,000	2,385,000
Harman International Industries	35,000	2,082,500

		6,821,894

Machinery 6.9%

Mueller Industries*	80,000	2,180,000
Navistar International*	100,000	2,431,000
Stewart & Stevenson Services	220,000	3,110,800

		7,721,800

	Shares	Value

Media 4.1%

Cadmus Communications	239,650	$2,654,124
Reader’s Digest Association	130,000	1,963,000

		4,617,124

Multi-Utilities and
Unregulated Power 2.2%

Equitable Resources	70,000	2,452,800

Paper and Forest Products 2.2%

Bowater	60,000	2,517,000

Pharmaceuticals and Biotechnology 8.1%

Enzon*	140,000	2,347,100
Eon Labs*	124,200	2,359,800
Pharmacopeia*	240,000	2,136,000
Protein Design Labs*	270,000	2,296,350

		9,139,250

Real Estate 1.4%

Innkeepers USA Trust	198,000	1,516,680

Retailing 7.8%

American Eagle Outfitters*	140,000	1,927,100
Fred’s	92,187	2,369,667
Urban Outfitters*	90,000	2,116,800
The Wet Seal (Class A)*	212,500	2,296,062

		8,709,629

Technology Hardware and
Equipment 7.9%

Agere Systems (Class A)*	2,000,000	2,880,000
Skyworks Solutions	366,000	3,153,090
Trimble Navigation*	231,000	2,863,245

		8,896,335

Transportation 2.1%

Continental Airlines*	330,000	2,392,500

Total Common Stocks
(Cost $118,200,447)		105,318,852

Repurchase Agreement 2.2%
(Cost $2,500,000)		2,500,000

T otal Investments 96.0%
(Cost $120,700,447)		107,818,852

Other Assets Less Liabilities 4.0%		4,505,634

Net Assets 100.0%		$112,324,486

_____________
* Non-income producing security.
See Notes to Financial Statements.

43

Seligman Portfolios, Inc.

Statements of Assets and Liabilities
December 31, 2002

		Seligman	Seligman	Seligman
	Seligman	Cash	Common	Communications	Seligman
	Capital	Management	Stock	and Information	Frontier
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:

Investments, at value* (see
portfolios of investments):
Long-term holdings	$14,128,251	$-	$12,920,171	$54,564,488	$6,988,888
Repurchase agreements	-	1,200,000	-	7,000,000	-
Other short-term holdings	-	6,593,904	-	-	-

Total Investments	14,128,251	7,793,904	12,920,171	61,564,488	6,988,888
Cash	627,076	91,523	57,074	29,976	117,505
Receivable for securities sold	52,000	-	-	38,564	13,250
Interest and dividends receivable	3,316	33	13,540	10,592	1,546
Receivable for Capital Stock sold	1,319	3,258	1,267	7,099	2,302
Other	1,151	5,590	1,022	5,068	559

Total Assets	14,813,113	7,894,308	12,993,074	61,655,787	7,124,050

Liabilities:

Payable for securities purchased	47,412	-	-	172,253	5,235
Payable for Capital Stock redeemed	4,400	3,587	33,768	43,996	2,889
Payable to the Manager	3,765	2,680	4,535	40,473	4,633
Accrued expenses and other	33,434	18,363	24,054	86,111	22,376

Total Liabilities	89,011	24,630	62,357	342,833	35,133

Net Assets	$14,724,102	$7,869,678	$12,930,717	$61,312,954	$7,088,917

Composition of Net Assets:

Capital Stock, $0.001 at par	$1,779	$7,872	$1,657	$7,627	$735
Additional paid-in capital	30,666,134	7,861,806	18,715,846	129,698,932	9,776,724
Undistributed/accumulated net investment income (loss)	(4,233)	-	156,185	(3,709)	(3,126)
Accumulated net realized loss	(16,492,810)	-	(4,828,679)	(47,648,536)	(2,209,630)
Net unrealized appreciation (depreciation)of investments	553,232	-	(1,114,292)	(20,741,360)	(475,786)
Net Assets	$14,724,102	$7,869,678	$12,930,717	$61,312,954	$7,088,917

Class 1	$11,832,621	$7,869,678	$12,930,717	$53,769,437	$7,088,917
Class 2	$2,891,481			$7,543,517
Shares of Capital Stock Outstanding:
Class 1	1,428,124	7,872,064	1,657,287	6,682,579	735,383

Class 2	350,670			944,444

Net Asset Value per Share:

Class 1	$8.29	$1.00	$7.80	$8.05	$9.64
Class 2	$8.25			$7.99

__________
* Cost of investments are as follows:	$13,575,019	$7,793,904	$14,034,463	$82,305,848	$7,464,674
See Notes to Financial Statements

44

Seligman Portfolios, Inc.

Statements of Assets and Liabilities
December 31, 2002

		Seligman	Seligman	Seligman
	Seligman	Global Smaller	Global	High-Yield	Seligman
	Global Growth	Companies	Technology	Bond	Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:

Investments, at value* (see portfolios of investments):
Long-term holdings	$2,627,319	$5,766,108	$10,208,013	$7,800,850	$3,301,781

Cash**	14,210	160,929	812,744	205,233	-
Receivable for securities sold	-	3,137	-	-	-
Interest and dividends receivable	7,735	9,989	4,149	172,257	19,416
Receivable for Capital Stock sold	6,352	24,970	23	1,506	2,579
Receivable from associated companies	-	2,948	-	-	633
Other	194	439	876	559	196

Total Assets	2,655,810	5,968,520	11,025,805	8,180,405	3,324,605

Liabilities:

Payable for securities purchased	1,108	4,236	26,470	26,559	-
Payable for Capital Stock redeemed	6,672	26,512	6,685	1,888	3,319
Payable to the Manager	911	-	1,953	3,476	-
Bank overdraft	-	-	-	-	17,296
Accrued expenses and other	13,606	22,715	31,614	17,078	17,263

Total Liabilities	22,297	53,463	66,722	49,001	37,878

Net Assets	$2,633,513	$5,915,057	$10,959,083	$8,131,404	$3,286,727

Composition of Net Assets:

Capital Stock, $0.001 at par	$864	$759	$1,238	$1,668	$431
Additional paid-in capital	4,984,033	8,918,335	27,715,671	21,276,137	4,121,906
Undistributed/accumulated net
investment income (loss)	(2,702)	(3,211)	(2,750)	907,315	69,035
Accumulated net realized loss	(2,138,792)	(2,350,192)	(14,435,215)	(14,152,362)	(820,848)
Net unrealized appreciation of investments	(340,615)	(882,713)	(2,563,849)	98,646	(83,797)
Net unrealized appreciation (depreciation)
on translation of assets and liabilities
denominated in foreign currencies and
forward currency contracts	130,725	232,079	243,988	-	-

Net Assets	$2,633,513	$5,915,057	$10,959,083	$8,131,404	$3,286,727

Class 1	$2,633,513	$5,915,057	$9,360,591	$8,131,404	$3,286,727
Class 2			$1,598,492
Shares of Capital Stock Outstanding:
Class 1	863,501	758,957	1,056,858	1,668,085	431,488

Class 2			181,192

Net Asset Value per Share:

Class 1	$3.05	$7.79	$8.86	$4.87	$7.62
Class 2			$8.82

__________
* Cost of investments are as follows:	$2,837,869	$6,417,640	$12,528,254	$7,702,204	$3,385,578
** Includes foreign currencies as follows:	$3,451	$9,213	$158,749	$-	$-
See Notes to Financial Statements.

45

Seligman Portfolios, Inc.

Statements of Assets and Liabilities
December 31, 2002

	Seligman	Seligman	Seligman	Seligman	Seligman
	International	Investment Grade	Large-Cap	Large-Cap	Small-Cap
	Growth	Fixed Income	Growth	Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:

Investments, at value* (see
portfolios of investments):
Long-term holdings	$3,224,192	$8,800,356	$1,925,449	$4,739,552	$105,318,852
Repurchase agreement	-	-	-	-	2,500,000

Total Investments	3,224,192	8,800,356	1,925,449	4,739,552	107,818,852
Cash**	94,935	173,637	33,435	-	-
Interest and dividends receivable	15,350	112,886	2,275	19,196	60,800
Receivable for Capital Stock sold	1,391	6,545	1,908	3,209	5,524,529
Other	216	348	154	342	6,217

Total Assets	3,336,084	9,093,772	1,963,221	4,762,299	113,410,398

Liabilities:

Payable for securities purchased	2,837	-	13,056	-	799,500
Payable for Capital Stock redeemed	1,716	6,886	1,624	1,814	98,723
Payable to the Manager	1,841	3,042	399	3,352	91,073
Bank overdraft	-	-	-	53,021	5,038
Accrued expenses and other	15,072	17,007	9,884	11,655	91,578

Total Liabilities	21,466	26,935	24,963	69,842	1,085,912

Net Assets	$3,314,618	$9,066,837	$1,938,258	$4,692,457	$112,324,486

Composition of Net Assets:

Capital Stock, $0.001 at par	$493	$839	$401	$668	$10,331
Additional paid-in capital	6,760,712	8,548,416	5,272,207	6,927,409	124,102,094
Undistributed/accumulated net
investment income (loss)	(3,956)	308,342	(1,432)	69,461	(2,115)
Undistributed/accumulated net
realized gain (loss)	(3,365,100)	(109,103)	(2,874,231)	(882,813)	1,095,771
Net unrealized appreciation (depreciation)
of investments	(312,634)	318,343	(458,687)	(1,422,268)	(12,881,595)
Net unrealized appreciation
on translation of assets and liabilities
denominated in foreign currencies and
forward currency contracts	235,103	-	-	-	-

Net Assets	$3,314,618	$9,066,837	$1,938,258	$4,692,457	$112,324,486

Class 1	$3,314,618	$9,066,837	$1,938,258	$4,692,457	$103,770,013
Class 2					$8,554,473
Shares of Capital Stock Outstanding:
Class 1	493,095	839,481	401,335	668,316	9,543,220

Class 2					788,277

Net Asset Value per Share:

Class 1	$6.72	$10.80	$4.83	$7.02	$10.87
Class 2					$10.85

__________
* Cost of investments are as follows:	$3,303,067	$8,482,013	$2,384,136	$6,161,820	$120,700,447
** Includes foreign currencies as follows:	$6,064	$-	$-	$-	$-
See Notes to Financial Statements.

46

Seligman Portfolios, Inc.

Statements of Operations
For the Year Ended December 31, 2002

		Seligman	Seligman	Seligman
	Seligman	Cash	Common	Communications	Seligman
	Capital	Management	Stock	and Information	Frontier
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:

Dividends*	$63,726	$-	$272,659	$87,363	$27,422
Interest	4,008	157,715	776	103,624	3,047

Total Investment Income	67,734	157,715	273,435	190,987	30,469

Expenses:

Management fees	81,162	37,664	74,068	666,520	75,190
Shareholder account services	26,821	-	-	53,153	-
Auditing fees	15,695	10,491	14,664	49,223	10,565
Custody and related services	14,868	2,799	10,365	45,108	18,789
Shareholder reports and communications	11,994	1,936	3,431	20,061	8,679
Distribution and service fees - Class 2	8,373	-	-	28,806	-
Registration	6,013	-	1,954	21,539	3,332
Directors’ fees and expenses	4,185	5,287	4,102	5,728	4,271
Legal fees	165	1,101	286	-	981
Miscellaneous	2,773	6,064	1,879	7,464	1,715

Total Expenses Before Reimbursement	172,049	65,342	110,749	897,602	123,522

Reimbursement of expenses	(1,355)	-	-	-	-
Total Expenses After Reimbursement	170,694	65,342	110,749	897,602	123,522

Net Investment Income (Loss)	(102,960)	92,373	162,686	(706,615)	(93,053)

Net Realized and Unrealized Gain
(Loss) on Investments:

Net realized loss on investments	(6,963,490)	-	(2,992,585)	(21,485,266)	(1,726,157)
Net change in unrealized appreciation
of investments	(1,896,671)	-	(2,999,136)	(23,476,034)	(1,374,859)

Net Loss on Investments	(8,860,161)	-	(5,991,721)	(44,961,300)	(3,101,016)

Increase (Decrease) in Net Assets From
Operations	$(8,963,121)	$92,373	$(5,829,035)	$(45,667,915)	$(3,194,069)

__________
* Net of foreign tax withheld as follows:	$-	$-	$-	$-	$25
See Notes to Financial Statements.

47

Seligman Portfolios, Inc.

Statements of Operations
For the Year Ended December 31, 2002

	Seligman	Seligman	Seligman	Seligman
	Global	Global Smaller	Global	High-Yield	Seligman
	Growth	Companies	Technology	Bond	Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:

Dividends*	$53,172	$61,335	$36,844	51,935	$33,771
Interest	1,340	2,355	17,391	953,747	77,201

Total Investment Income	54,512	63,690	54,235	1,005,682	110,972

Expenses:

Management fees	35,519	80,577	159,972	51,653	15,340
Shareholder account services	-	-	26,583	-	-
Auditing fees	7,318	9,834	13,473	10,535	7,490
Custody and related services	23,609	74,268	66,175	21,743	19,681
Shareholder reports and communications	1,299	2,040	10,389	2,343	1,497
Distribution and service fees - Class 2	-	-	3,256	-	-
Registration	77	401	5,119	1,327	863
Directors’ fees and expenses	4,254	4,193	4,510	4,314	3,862
Legal fees	621	907	366	1,014	732
Miscellaneous	1,068	1,100	2,165	1,532	785

Total Expenses Before Reimbursement	73,765	173,320	292,008	94,461	50,250

Reimbursement of expenses	(24,042)	(60,510)	(64,791)	-	(13,815)
Total Expenses After Reimbursement	49,723	112,810	227,217	94,461	36,435

Net Investment Income (Loss)	4,789	(49,120)	(172,982)	911,221	74,537

Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions:

Net realized loss on investments	(870,935)	(1,587,547)	(5,104,672)	(2,687,333)	(409,240)

Net realized gain (loss) from foreign currency transactions	57,563	(32,280)	124,499	-	-
Net change in unrealized appreciation/depreciation of investments	(398,010)	(1,071,609)	(1,960,769)	1,256,211	(157,141)
Net change in unrealized depreciation on
translation of assets and liabilities
denominated in foreign currencies
and forward currency contracts	170,385	486,186	377,947	-	-

Net Loss on Investments and Foreign
Currency Transactions	(1,040,997)	(2,205,250)	(6,562,995)	(1,431,122)	(566,381)

Decrease in Net Assets From
Operations	$(1,036,208)	$(2,254,370)	$(6,735,977)	$(519,901)	$(491,844)

__________
* Net of foreign tax withheld as follows:	$4,778	$5,620	$4,762	-	$8
See Notes to Financial Statements.

48

Seligman Portfolios, Inc.

Statements of Operations
For the Year Ended December 31, 2002

	Seligman	Seligman	Seligman	Seligman	Seligman
	International	Investment Grade	Large-Cap	Large-Cap	Small-Cap
	Growth	Fixed Income	Growth	Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:

Dividends*	$76,896	$-	$20,945	$144,873	$811,073
Interest	365	379,206	72	69	53,475

Total Investment Income	77,261	379,206	21,017	144,942	864,548

Expenses:

Management fees	40,978	31,809	19,167	50,933	1,283,723
Shareholder account services	-	-	-	-	35,570
Auditing fees	7,627	9,618	6,887	9,121	72,215
Custody and related services	24,453	13,627	5,327	3,908	38,634
Shareholder reports and communications	1,499	2,001	1,551	1,800	28,269
Distribution and service fees - Class 2	-	-	-	-	15,245
Registration	143	1,227	367	662	10,816
Directors’ fees and expenses	3,888	3,958	4,691	4,615	7,054
Interest expense	-	-	-	-	26,857
Legal fees	442	1,046	332	1,008	10,006
Miscellaneous	1,258	1,619	1,591	1,580	7,120

Total Expenses Before Reimbursement	80,288	64,905	39,913	73,627	1,535,509

Reimbursement of expenses	(22,917)	-	(8,423)	-	-
Total Expenses After Reimbursement	57,371	64,905	31,490	73,627	1,535,509

Net Investment Income (Loss)	19,890	314,301	(10,473)	71,315	(670,961)

Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions:

Net realized gain (loss) on investments	(1,024,863)	145,230	(1,080,762)	(666,561)	1,100,535
Net realized gain from foreign
currency transactions	116,696	-	-	-	-
Net change in unrealized appreciation/depreciation
of investments	(158,902)	293,181	(235,167)	(1,932,056)	(30,469,742)
Net change in unrealized depreciation on
translation of assets and liabilities
denominated in foreign currencies
and forward currency contracts	305,018	-	-	-	-

Net Gain (Loss) on Investments and Foreign
Currency Transactions	(762,051)	438,411	(1,315,929)	(2,598,617)	(29,369,207)

Increase (Decrease) in Net Assets From
Operations	$(742,161)	$752,712	$(1,326,402)	$(2,527,302)	$(30,040,168)

__________
* Net of foreign tax withheld as follows:	$9,280	$-	$	$-	$6,055
See Notes to Financial Statements.

49

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Capital Portfolio		Seligman Cash Management Portfolio		Seligman Common Stock Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2002	2001	2002	2001	2002	2001

Operations:

Net investment income (loss)	$(102,960)	$(100,165)	$92,373	$562,209	$162,686	$163,160
Net realized gain (loss) on investments	(6,963,490)	(9,249,754)	-	-	(2,992,585)	(1,188,028)
Net change in unrealized appreciation/
depreciation of investments	(1,896,671)	2,958,885	-	-	(2,999,136)	(2,843,798)

Increase (Decrease) in Net Assets
From Operations	(8,963,121)	(6,391,034)	92,373	562,209	(5,829,035)	(3,868,666)

Distributions to Shareholders:

Net investment income - Class 1*	-	(28,303)	(92,373)	(562,209)	(162,643)	(278,079)
Net realized short-term gain
on investments:*
Class 1	-	(4,599,251)	(2,266)	-	-	(343,284)

Class 2	-	(709,790)	-	-	-	-

Net realized long-term gain
on investments:

Class 1	-	(5,091,018)	-	-	-	(2,472,028)

Class 2	-	(785,683)	-	-	-	-

Decrease in Net Assets
From Distributions	-	(11,214,045)	(94,639)	(562,209)	(162,643)	(3,093,391)

Capital Share Transactions:

Proceeds from sale of shares:
Class 1	885,131	3,441,538	10,885,722	112,248,040	3,534,348	26,046,078
Class 2	1,444,804	2,930,647	-	-	-	-
Value of shares issued in payment of:
Dividends - Class 1	-	28,303	92,373	562,209	162,643	278,079
Gain distributions:
Class 1	-	9,690,269	2,266	-	-	2,815,312
Class 2	-	1,495,473	-	-	-	-

Total	2,329,935	17,586,230	10,980,361	112,810,249	3,696,991	29,139,469

Cost of shares redeemed:
Class 1	(5,885,787)	(10,152,891)	(15,319,579)	(112,917,253)	(8,530,462)	(31,159,369)
Class 2	(898,718)	(393,286)	-	-	-	-

Total	(6,784,505)	(10,546,177)	(15,319,579)	(112,917,253)	(8,530,462)	(31,159,369)

Increase (Decrease) in Net Assets From
Capital Share Transactions	(4,454,570)	7,040,053	(4,339,218)	(107,004)	(4,833,471)	(2,019,900)

Increase (Decrease) in Net Assets	(13,417,691)	(10,565,026)	(4,341,484)	(107,004)	(10,825,149)	(8,981,957)
Net Assets:

Beginning of year	28,141,793	38,706,819	12,211,162	12,318,166	23,755,866	32,737,823

End of Year **	$14,724,102	$28,141,793	$7,869,678	$12,211,162	$12,930,717	$23,755,866

__________
* For tax purposes, these distributions are
considered ordinary income.
** Including undistributed net investment
income (net of accumulated net investment
loss) as follows:	$(4,233)	$(5,509)	$-	$-	$156,185	$157,113
See Notes to Financial Statements.

50

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman		Seligman		Seligman
	Communications and		Frontier		Global Growth
	Information Portfolio		Portfolio		Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2002	2001	2002	2001	2002	2001

Operations:

Net investment income (loss)	$(706,615)	$(661,649)	$(93,053)	$(54,239)	$4,789	$7,927
Net realized loss on investments	(21,485,266)	(18,830,147)	(1,726,157)	(437,422)	(870,935)	(1,230,578)
Net realized gain (loss) from foreign
currency transactions	-	-	-	-	57,563	(63,730)
Net change in unrealized appreciation/
depreciation of investments	(23,476,034)	23,536,146	(1,374,859)	(892,119)	(398,010)	(102,735)

Net change in unrealized appreciation/
depreciation on translation of assets
and liabilities denominated in foreign
currencies and forward currency contracts	-	-	-	-	170,385	(165,513)

Increase (Decrease) in Net Assets
From Operations	(45,667,915)	4,044,350	(3,194,069)	(1,383,780)	(1,036,208)	(1,554,629)

Distributions to Shareholders:

Net investment income - Class 1*	-	-	-	-	-	-
Net realized short-term gain
on investments - Class 1*	-	-	-	-	-	(421,269)
Net realized long-term gain
on investments:
Class 1	-	(21,538,858)	-	(910,887)	-	(2,661,546)

Class 2	-	(3,112,342)	-	-	-	-

Decrease in Net Assets
From Distributions	-	(24,651,200)	-	(910,887)	-	(3,082,815)

Capital Share Transactions:

Proceeds from sale of shares:

Class 1	8,745,627	24,384,089	3,047,504	22,190,724	1,564,958	4,467,914

Class 2	13,752,873	23,787,944	-	-	-	-

Value of shares issued in payment of
gain distributions:
Class 1	-	21,538,858	- 910,887	- 3,082,815
Class 2	-	3,112,342	-	-	-	-

Total	22,498,500	72,823,233	3,047,504	23,101,611	1,564,958	7,550,729

Cost of shares redeemed:
Class 1	(29,204,127)	(44,047,037)	(5,938,338)	(24,644,354)	(2,554,205)	(6,602,136)
Class 2	(16,273,901)	(13,932,359)	-	-	-	-

Total	(45,478,028)	(57,979,396)	(5,938,338)	(24,644,354)	(2,554,205)	(6,602,136)

Increase (Decrease) in Net Assets From
Capital Share Transactions	(22,979,528)	14,843,837	(2,890,834)	(1,542,743)	(989,247)	948,593

Decrease in Net Assets	(68,647,443)	(5,763,013)	(6,084,903)	(3,837,410)	(2,025,455)	(3,688,851)
Net Assets:

Beginning of year	129,960,397	135,723,410	13,173,820	17,011,230	4,658,968	8,347,819

End of Year **	$61,312,954	$129,960,397	$7,088,917	$13,173,820	$2,633,513	$4,658,968

___________
* For tax purposes, these distributions are
considered ordinary income.
** Net of accumulated net investment
loss as follows:	$(3,709)	$(4,268)	$(3,126)	$(3,673)	$(2,702)	$(5,539)
See Notes to Financial Statements.

51

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman		Seligman		Seligman
	Global Smaller		Global Technology		High-Yield
	Companies Portfolio		Portfolio		Bond Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2002	2001	2002	2001	2002	2001

Operations:

Net investment income (loss)	$(49,120)	$(56,596)	$(172,982)	$(204,723)	$911,221	$1,408,551
Net realized loss on investments	(1,587,547)	(243,212)	(5,104,672)	(8,298,427)	(2,687,333)	(6,794,756)
Net realized gain (loss) from foreign
currency transactions	(32,280)	(476,193)	124,499	(219,215)	-	-
Net change in unrealized appreciation/
depreciation of investments	(1,071,609)	(1,509,428)	(1,960,769)	2,684,661	1,256,211	3,266,289

Net change in unrealized appreciation/
depreciation on translation of assets
and liabilities denominated in foreign
currencies and forward currency contracts	486,186	140,094	377,947	(628,320)	-	-

Decrease in Net Assets
From Operations	(2,254,370)	(2,145,335)	(6,735,977)	(6,666,024)	(519,901)	(2,119,916)

Distributions to Shareholders:

Net investment income - Class 1*	-	-	-	-	(1,401,014)	(2,259,945)
Net realized short-term gain
on investments:*
Class 1	-	-	-	(33,491)	-	-
Class 2	-	-	-	(5,773)	-	-
Net realized long-term gain
on investments:
Class 1	-	(1,508,230)	-	(3,116,989)	-	-
Class 2	-	-	-	(537,287)	-	-

Decrease in Net Assets
From Distributions	-	(1,508,230)	-	(3,693,540)	(1,401,014)	(2,259,945)

Capital Share Transactions:

Proceeds from sale of shares:
Class 1	3,476,932	5,268,951	3,577,246	8,770,914	5,211,833	11,738,568
Class 2	-	-	8,528,574	2,622,848	-	-
Value of shares issued in payment of:
Dividends - Class 1	-	-	-	-	1,401,014	2,259,945
Gain distributions:
Class 1	-	1,508,230	-	3,150,480	-	-
Class 2	-	-	-	543,060	-	-

Total	3,476,932	6,777,181	12,105,820	15,087,302	6,612,847	13,998,513

Cost of shares redeemed:
Class 1	(5,324,941)	(7,415,944)	(6,961,115)	(9,763,132)	(9,070,122)	(12,189,154)
Class 2	-	-	(9,201,732)	(1,982,091)	-	-

Total	(5,324,941)	(7,415,944)	(16,162,847)	(11,745,223)	(9,070,122)	(12,189,154)

Increase (Decrease) in Net Assets From
Capital Share Transactions	(1,848,009)	(638,763)	(4,057,027)	3,342,079	(2,457,275)	1,809,359

Decrease in Net Assets	(4,102,379)	(4,292,328)	(10,793,004)	(7,017,485)	(4,378,190)	(2,570,502)
Net Assets:

Beginning of year	10,017,436	14,309,764	21,752,087	28,769,572	12,509,594	15,080,096

End of Year **	$5,915,057	$10,017,436	$10,959,083	$21,752,087	$8,131,404	$12,509,594

__________
* For tax purposes, these distributions are
considered ordinary income.
** Including undistributed net investment
income (net of accumulated net investment
loss) as follows:	$(3,211)	$(5,535)	$(2,750)	$(3,107)	$907,315	$1,404,678
See Notes to Financial Statements.

52

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman		Seligman		Seligman
	Income		International Growth		Investment Grade
	Portfolio		Portfolio		Fixed Income Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2002	2001	2002	2001	2002	2001

Operations:

Net investment income	$74,537	$160,518	$19,890	$19,843	$314,301	$363,537
Net realized gain (loss) on investments	(409,240)	(151,802)	(1,024,863)	(1,170,348)	145,230	88,103
Net realized gain (loss) from foreign
currency transactions	-	-	116,696	(63,653)	-	-
Net change in unrealized appreciation/
depreciation of investments	(157,141)	(111,133)	(158,902)	(237,497)	293,181	(110,694)

Net change in unrealized appreciation/
depreciation on translation of assets
and liabilities denominated in foreign
currencies and forward currency contracts	-	-	305,018	(254,737)	-	-

Increase (Decrease) in Net Assets
From Operations	(491,844)	(102,417)	(742,161)	(1,706,392)	752,712	340,946

Distributions to Shareholders:
Net investment income - Class 1*	(156,414)	(214,337)	-	-	(362,852)	(349,249)

Decrease in Net Assets
From Distributions	(156,414)	(214,337)	-	-	(362,852)	(349,249)

Capital Share Transactions:

Proceeds from sale of shares - Class 1	1,640,013	1,800,250	2,364,454	27,379,387	4,916,541	5,886,747
Value of shares issued in payment of
dividends - Class 1	156,414	214,337	-	-	362,852	349,249

Total	1,796,427	2,014,587	2,364,454	27,379,387	5,279,393	6,235,996

Cost of shares redeemed:
Class 1	(2,320,229)	(2,878,577)	(3,100,763)	(28,029,388)	(3,704,996)	(5,607,732)
Class 2	-	-	-	-	-	-

Total	(2,320,229)	(2,878,577)	(3,100,763)	(28,029,388)	(3,704,996)	(5,607,732)

Increase (Decrease) in Net Assets From
Capital Share Transactions	(523,802)	(863,990)	(736,309)	(650,001)	1,574,397	628,264

Increase (Decrease) in Net Assets	(1,172,060)	(1,180,744)	(1,478,470)	(2,356,393)	1,964,257	619,961
Net Assets:

Beginning of year	4,458,787	5,639,531	4,793,088	7,149,481	$7,102,580	6,482,619

End of Year **	$3,286,727	$4,458,787	$3,314,618	$4,793,088	$9,066,837	$7,102,580

__________
* For tax purposes, these distributions are considered
ordinary income.
** Including undistributed net investment
income (net of accumulated net investment loss) as follows:	$69,035	$154,440	$(3,956)	$(8,001)	$308,342	$356,893
See Notes to Financial Statements.

53

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman		Seligman		Seligman
	Large-Cap Growth		Large-Cap Value		Small-Cap Value
	Portfolio		Portfolio		Portfolio †

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2002	2001	2002	2001	2002	2001

Operations:

Net investment income (loss)	$(10,473)	$(1,542)	$71,315	$72,256	$(670,961)	$(153,209)
Net realized gain (loss) on investments	(1,080,762)	(1,581,484)	(666,561)	(211,612)	1,100,535	1,998,203
Net change in unrealized appreciation/
depreciation of investments	(235,167)	570,437	(1,932,056)	(377,822)	(30,469,742)	15,045,255

Increase (Decrease) in Net Assets
From Operations	(1,326,402)	(1,012,589)	(2,527,302)	(517,178)	(30,040,168)	16,890,249

Distributions to Shareholders:

Net investment income - Class 1*	-	(6,132)	(71,167)	(80,066)	-	-
Net realized short-term gain
on investments:*
Class 1	-	(194,797)	-	(24,020)	(1,234,243)	(230,278)
Class 2	-	-	-	-	(106,327)	(10,167)
Net realized long-term gain
on investments:

Class 1	-	(201,400)	-	(15,285)	(246,849)	-

Class 2	-	-	-	-	(21,265)	-

Decrease in Net Assets
From Distributions	-	(402,329)	(71,167)	(119,371)	(1,608,684)	(240,445)

Capital Share Transactions:

Proceeds from sale of shares:
Class 1	2,188,376	3,188,503	4,846,616	8,351,407	95,584,009	88,823,639
Class 2	-	-	-	- 11,559,635	7,248,910
Value of shares issued in payment of:
Dividends - Class 1	-	6,132	71,167	80,066	-	-
Gain distributions:
Class 1	-	396,197	-	39,305	1,481,092	230,278
Class 2	-	-	-	- 127,592	10,167

Total	2,188,376	3,590,832	4,917,783	8,470,778	108,752,328	96,312,994

Cost of shares redeemed:
Class 1	(2,853,687)	(3,501,157)	(5,334,818)	(6,182,781)	(63,639,344)	(21,634,280)
Class 2	-	-	-	-	(6,408,057)	(2,554,826)

Total	(2,853,687)	(3,501,157)	(5,334,818)	(6,182,781)	(70,047,401)	(24,189,106)

Increase (Decrease) in Net Assets From
Capital Share Transactions	(665,311)	89,675	(417,035)	2,287,997	38,704,927	72,123,888

Increase (Decrease) in Net Assets	(1,991,713)	(1,325,243)	(3,015,504)	1,651,448	7,056,075	88,773,692
Net Assets:

Beginning of year	3,929,971	5,255,214	7,707,961	6,056,513	105,268,411	16,494,719

End of Year **	$1,938,258	$3,929,971	$4,692,457	$7,707,961	$112,324,486	$105,268,411

__________
* For tax purposes, these distributions are considered
ordinary income.
** Including undistributed net investment
income (net of accumulated net investment loss) as follows:	$(1,432)	$(1,311)	$69,461	$69,313	$(2,115)	$(1,911)
† The Portfolio began offering Class 2 shares on May 1, 2001.
See Notes to Financial Statements.

54

Seligman Portfolios, Inc.

Notes to Financial Statements

1.

Organization - Seligman Portfolios, Inc. (the “Fund”) is an open-end diversified management investment company consisting of 15 separate portfolios (the “Portfolios”): Seligman Capital Portfolio (“Capital Portfolio”), Seligman Cash Management Portfolio (“Cash Management Portfolio”), Seligman Common Stock Portfolio (“Common Stock Portfolio”), Seligman Communications and Information Portfolio (“Communications and Information Portfolio”), Seligman Frontier Portfolio (“Frontier Portfolio”), Seligman Global Growth Portfolio (“Global Growth Portfolio”), Seligman Global Smaller Companies Portfolio (“Global Smaller Companies Portfolio”), Seligman Global Technology Portfolio (“Global Technology Portfolio”), Seligman High-Yield Bond Portfolio (“High-Yield Bond Portfolio”), Seligman Income Portfolio (“Income Portfolio”), Seligman International Growth Portfolio (“International Growth Portfolio”), Seligman Investment Grade Fixed Income Portfolio, formerly Seligman Bond Portfolio (“Investment Grade Portfolio”), Seligman Large-Cap Growth Portfolio (“Large-Cap Growth Portfolio”), Seligman Large-Cap Value Portfolio (“Large-Cap Value Portfolio”), and Seligman Small-Cap Value Portfolio (“Small-Cap Value Portfolio”), each designed to meet different investment goals. Shares of the Fund are provided as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies.

2.

Multiple Classes of Shares - The Fund offers two classes of shares. Class 1 shares do not pay a distribution and service fee (“12b-1 fee”). Class 2 shares pay an annual 12b-1 fee of up to 0.25% of average daily net assets. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.

Significant Accounting Policies - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation - Investments in US Government and Government Agency securities, bonds, asset-backed securities, convertible securities, and stocks are valued at the most current market values or, in their absence, at fair market values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at the last sales price or, in its absence and in the case of over-the-counter securities, at the mean of closing bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost. Investments held by Cash Management Portfolio are generally valued using the amortized cost method which approximates fair value. Investments of certain other funds in the Seligman Group of Investment Companies purchased to offset the Cash Management Portfolio’s liability for deferred directors’ fees are valued at current net asset values.

b.

Foreign Securities - The Portfolios may invest up to 10% of their total assets in foreign securities (except Global Growth Portfolio, Global Smaller Companies Portfolio, Global Technology Portfolio, and International Growth Portfolio (together, the “Seligman International Portfolios”), which may invest up to 100% of their total assets in foreign securities). Investments in foreign securities will primarily be traded in foreign currencies, and the Portfolios may temporarily hold funds in foreign currencies. The Portfolios may also invest in US dollar-denominated American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and Global Depositary Shares (“GDSs”). ADRs and ADSs are issued by domestic banks or trust companies and evidence ownership of securities issued by foreign corporations. ADRs and ADSs are traded on United States exchanges or over-the-counter and are not included in the 10% limitation. EDRs, GDRs, and GDSs are receipts similar to ADRs and ADSs and are typically issued by foreign banks or trust companies and traded in Europe. The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The net asset values per share of Portfolios which invest in securities denominated in foreign currencies will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, to be distributed to shareholders of the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates. The value of cash held in foreign currencies at December 31, 2002, was substantially the same as its cost.

55

Seligman Portfolios, Inc.

Notes to Financial Statements

The Portfolios separate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolios. Similarly, the Portfolios separate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c.

 Forward Currency Contracts - The Seligman International Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions. For federal income tax purposes, certain open forward currency contracts are treated as sold during the fiscal year and any gains or losses are recognized immediately. As a result, the amount of income distributable to shareholders may vary from the amount recognized for financial reporting purposes.

d.

 Taxes - The Portfolios’ policy is to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of their taxable net income and net gain realized to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

e.

 Security Transactions and Related Investment Income - Investment transactions are recorded on trade dates. Interest income is recorded on the accrual basis. The Portfolios amortize discount and premium on debt securities. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend.

f.

 Multiple Class Allocations - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses of a Portfolio are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include 12b-1 fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, 12b-1 fees were the only class-specific expenses.

g.

 Repurchase Agreements -The Portfolios may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities purchased subject to repurchase agreements are deposited with the Portfolios’ custodians and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreements held as of December 31, 2002 matured pursuant to their terms.

h.

 Distributions to Shareholders - The treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Portfolios.

4.	Purchases and Sales of Securities - Purchase and sales of portfolio securities, excluding US Government obligations and shortterm investments, for the year ended December 31, 2002, were as follows:

Portfolio	Purchases	Sales	Portfolio	Purchases	Sales

Capital	$25,779,759	$30,573,623	High-Yield Bond	$16,526,313	$19,072,736
Common Stock	24,337,896	28,806,183	Income	5,403,739	6,056,964
Communications and Information	75,778,932	91,883,312	International Growth	7,278,947	8,010,689
Frontier	8,173,675	10,917,023	Investment Grade	10,546,063	9,350,122
Global Growth	4,874,385	5,715,800	Large-Cap Growth	2,179,452	2,736,840
Global Smaller Companies	7,270,124	8,949,833	Large-Cap Value	1,390,141	1,573,289
Global Technology	21,523,606	23,313,160	Small-Cap Value	89,124,737	71,462,715

 For the year ended December 31, 2002, purchases and sales of US Government obligations were $2,877,258 and $2,639,144, respectively, for the Income Portfolio, and $12,610,610 and $11,461,108, respectively, for the Investment Grade Portfolio. Identified cost of investments sold is used for both financial reporting and federal income tax purposes.

56

Notes to Financial Statements

Seligman Portfolios, Inc.

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

	Unrealized	Unrealized		Unrealized	Unrealized
Portfolio	Appreciation	Depreciation	Portfolio	Appreciation	Depreciation

Capital	$1,299,170	$745,938	High-Yield Bond	$226,281	$127,635
Common Stock	320,414	1,434,706	Income	92,384	176,181
Communications and Information	1,863,004	22,604,364	International Growth	166,862	245,737
Frontier	559,225	1,035,011	Investment Grade	318,816	473
Global Growth	105,959	316,509	Large-Cap Growth	32,210	490,897
Global Smaller Companies	429,400	1,080,932	Large-Cap Value	219,924	1,642,192
Global Technology	699,036	3,019,277	Small-Cap Value	9,551,936	22,433,531

5.

Management Fee, Administrative Services, and Other Transactions - The Manager manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager’s fee, which is calculated daily and payable monthly, is equal to 0.40%, on an annual basis, of each of Capital, Cash Management, Common Stock, Income, and Investment Grade Portfolios’ daily net assets; equal to 0.75%, on an annual basis, of each of Communications and Information and Frontier Portfolios’ daily net assets; and equal to 0.50%, on an annual basis, of High-Yield Bond Portfolio’s daily net assets. The Manager’s fee for each of the Seligman International Portfolios is equal to 1.00% per annum of the first $1 billion of average daily net assets, 0.95% per annum of the next $1 billion of average daily net assets, and 0.90% per annum in excess of $2 billion of average daily net assets of each Portfolio. The Manager’s fee for the Large-Cap Growth Portfolio is equal to 0.70% per annum of the first $1 billion of average daily net assets, 0.65% per annum of the next $1 billion, and 0.60% per annum in excess of $2 billion of average daily net assets of the Portfolio. The Manager’s fee for the Large-Cap Value Portfolio is equal to 0.80% per annum of the first $500 million of average daily net assets, 0.70% per annum of the next $500 million of average daily net assets, and 0.60% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the Small-Cap Value Portfolio is equal to 1.00% per annum of the first $500 million of average daily net assets, 0.90% per annum of the next $500 million of average daily net assets, and 0.80% per annum in excess of $1 billion of average daily net assets of the Portfolio.

Prior to January 1, 2003, Henderson Investment Management Limited (the “Subadviser”) was the subadviser to the Global Smaller Companies Portfolio and was responsible for furnishing investment advice, research, and assistance with respect to the Portfolio’s international investments. Under the subadvisory agreement, the Manager paid the Subadviser a subadvisory fee at a rate of 0.50% per annum of the average monthly net assets under the Subadviser’s supervision. The Subadviser is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

On November 21, 2002, at a meeting of the Fund’s Board of Directors, the Board did not renew the subadvisory agreement of the Subadviser in respect of the Global Smaller Companies Portfolio. As a result, the subadvisory agreement expired on December 31, 2002. Thereafter, the Manager has assumed full responsibility for all investments of the Seligman International Portfolios.

The Manager agreed to reimburse expenses, other than management and 12b-1 fees, that exceed the following rates per annum of average daily net assets of each Portfolio:

Portfolio	Rate	Portfolio	Rate	Portfolio	Rate

Capital	0.40%	Global Growth	0.40%	International Growth	0.40%
Cash Management	0.30	Global Smaller Companies	0.40	Investment Grade	0.45
Common Stock	0.40	Global Technology	0.40	Large-Cap Growth	0.45
Communications and Information	0.40	High-Yield Bond	0.50	Large-Cap Value	0.40
Frontier	0.75	Income	0.55	Small-Cap Value	0.20

The amounts of these reimbursements, where applicable, for the year ended December 31, 2002, are disclosed in the Statements of Operations. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager.

Seligman Advisors, Inc. (the “Distributor”), an affiliate of the Manager, acts as distributor of shares of the Fund and of contracts issued by variable annuity separate accounts of one insurance company and its affiliates. For the year ended December 31, 2002, the Distributor earned fees of $9,758 for distributing such contracts.

Under a Rule 12b-1 plan (the “Plan”) adopted by the Fund with respect to Class 2 shares of each Portfolio, insurance companies or their affiliates can enter into agreements with the Distributor and receive 12b-1 fees of up to 0.25%, on an annual basis, of the average daily net assets of Class 2 shares attributable to the particular insurance company for providing, among other things, personal services and/or the maintenance of shareholder accounts. Such fees are paid quarterly by each Portfolio to Seligman Advisors pursuant to the Plan. For the year ended December 31, 2002, fees incurred under the Plan aggregated $8,373, or 0.25% per annum; $28,806, or 0.25% per annum; $3,256 or 0.15% per annum; and $15,245, or 0.19% per annum of the average daily net assets of Class 2 shares of Capital Portfolio, Communications and Information Portfolio, Global Technology Portfolio and Small-Cap Value Portfolio, respectively.

57

Seligman Portfolios, Inc.

Notes to Financial Statements

Certain officers and directors of the Fund are officers or directors of the Manager and the Distributor. The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balances at December 31, 2002, are included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.

Capital Loss Carryforwards and Other Tax Adjustments - At December 31, 2002, the Portfolios had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. These net capital loss carryforwards expire in various amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders of these portfolios until net capital gains have been realized in excess of the available capital loss carryforwards. The amounts, which were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses, are as follows:

Portfolio	Amount	Portfolio	Amount	Portfolio	Amount

Capital	$16,109,561	Global Smaller Companies	1,910,434	Investment Grade	$108,203
Common Stock	4,289,259	Global Technology	14,333,284	Large-Cap Growth	2,804,434
Communications and Information	44,637,152	High-Yield Bond	14,119,701	Large-Cap Value	805,111
Frontier	1,746,793	Income	775,775
Global Growth	2,104,961	International Growth	3,351,246

In addition, the Portfolios elected to defer to January 1, 2003, the recognition for tax purposes of  net losses realized on sales of investments after October 31, 2002. These post-October losses, which are are available to offset future taxable net capital gains, as follows:

Portfolio	Amount	Portfolio	Amount	Portfolio	Amount

Capital	$271,637	Global Growth	$20,174	Income	$28,687
Common Stock	532,563	Global Smaller Companies	413,408	Large-Cap Growth	43,334
Communications and Information	2,590,531	High-Yield Bond	10,908	Large-Cap Value	77,702
Frontier	403,363

7.

Committed Line of Credit - All of the Portfolios, except the Cash Management Portfolio, are participants in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited each Portfolio’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Portfolio incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks.

For the year ended December 31, 2002, the Small-Cap Value Portfolio periodically borrowed from the credit facility. The average outstanding daily balance of bank loans (based on the number of days the loans were outstanding during the period) was $4,376,289, with a weighted average interest rate of 2.278%. The maximum borrowing outstanding during the year was $11,700,000.

8.

Capital Stock Transactions - At December 31, 2002, there were 20,000,000 shares of Capital Stock authorized for each of Global Growth, Global Technology, Large-Cap Growth, Large-Cap Value, and Small-Cap Value Portfolios; 80,000,000 shares for each of Capital, Global Smaller Companies, International Growth, Income and Investment Grade Portfolios; and 100,000,000 shares for each of Cash Management, Common Stock, Communications and Information, Frontier, and High-Yield Bond Portfolios, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

	Capital Portfolio				Cash		Common
					Management		Stock
	Class 1		Class 2		Portfolio		Portfolio

	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,

	2002	2001	2002	2001	2002	2001	2002	2001

Sale of shares	84,406	160,216	144,178	140,543	10,887,120	112,248,639	373,419	1,960,193
Shares issued in payment of dividends	-	2,324	-	-	92,373	562,209	20,745	26,209
Shares issued in payment
of gain distributions	-	795,588	-	123,084	2,266	-	-	265,345
Total	84,406	958,128	144,178	263,627	10,981,759	112,810,848	394,164	2,251,747
Shares redeemed	(625,171)	(493,890)	(100,877)	(19,830)	(15,319,579)	(112,917,253)	(929,205)	(2,360,228)

Increase (decrease) in shares	(540,765)	464,238	43,301	243,797	(4,337,820)	(106,405)	(535,041)	(108,481)

58

Seligman Portfoliios, Inc.

Notes to Financial Statements

	Communications and Information Portfolio
					Frontier		Global Growth
	Class 1		Class 2		Portfolio		Portfolio

	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,

	2002	2001	2002	2001	2002	2001	2002	2001

Sale of shares	848,542	1,575,403	1,345,136	1,452,089	270,170	1,574,742	441,279	341,572
Shares issued in payment of
gain distributions	-	1,745,450	-	253,448	-	72,697	-	782,440

Total	848,542	3,320,853	1,345,136	1,705,537	270,170	1,647,439	441,279	1,124,012

Shares redeemed	(3,174,161)	(2,944,706)	(1,720,065)	(914,683)	(538,508)	(1,758,198)	(737,027)	(517,136)

Increase (decrease) in shares	(2,325,619)	376,147	(374,929)	790,854	(268,338)	(110,759)	(295,748)	606,876

			Global Technology Portfolio
	Global Smaller						High-Yield Bond
	Companies		Class 1		Class 2		Portfolio

	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,

	2002	2001	2002	2001	2002	2001	2002	2001

Sale of shares	382,856	414,591	286,268	518,457	813,503	155,145	882,926	1,447,590
Shares issued in payment of dividends	-	-	-	-	-	-	288,275	371,091
Shares issued in payment
of gain distributions	-	150,522	-	244,034	-	42,163	-	-

Total	381,856	565,113	286,268	762,491	813,503	197,308	1,171,201	1,818,681

Shares redeemed	(592,193)	(589,613)	(659,709)	(592,075)	(881,261)	(117,198)	(1,552,366)	(1,496,133)

Increase (decrease) in shares	(210,337)	(24,500)	(373,441)	170,416	(67,758)	80,110	(381,165)	322,548

	Income		International Growth		Investment Grade		Large-Cap Growth
	Portfolio		Portfolio		Fixed Income Portfolio		Portfolio

	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,

	2002	2001	2002	2001	2002	2001	2002	2001

Sale of shares	194,984	192,290	323,226	3,078,988	459,362	553,377	379,327	360,898
Shares issued in payment of dividends	20,608	24,164	-	-	34,070	34,307	-	832
Shares issued in payment
of gain distributions	-	-	-	-	-	-	-	53,758

Total	215,592	216,454	323,226	3,078,988	493,432	587,684	379,327	415,488

Shares redeemed	(277,171)	(307,979)	(425,787)	(3,154,674)	(346,985)	(528,877)	(503,962)	(404,162)

Increase (decrease) in shares	(61,579)	(91,525)	(102,561)	(75,686)	146,447	58,807	(124,635)	11,326

			Small-Cap Value Portfolio
	Large-Cap Growth
	Portfolio		Class 1		Class 2

	Year Ended		Year Ended
	December 31,		December 31,
					Year Ended	5/1/01*
	2002	2001	2002	2001	12/31/02	12/31/01

Sale of shares	550,357	772,771	7,677,545	7,848,772	925,578	617,927
Shares issued in payment of
gain distributions	9,996	7,975	-	-	-	-
Shares issued in payment
of gain distributions	-	3,915	134,645	18,722	11,620	827

Total	560,353	784,661	7,812,190	7,867,494	937,198	618,754

Shares redeemed	(628,981)	(570,178)	(5,945,012)	(1,751,022)	(546,162)	(221,513)

Increase (decrease) in shares	(68,628)	214,483	1,867,178	6,116,472	391,036	397,241

__________
* Commencement of offerng of shares

59

Seligman Portfolios, Inc.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Portfolio for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any administrative fees or asset-based sales charges that are associat ed with variable annuity and variable life insurance contracts, and are not annualized for periods of less than one year.

Capital Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$12.37	$24.68	$23.90	$20.81	$18.10

Income from Investment Operations:
Net investment income (loss)	(0.05)	(0.06)	0.02	0.01	0.04
Net realized and unrealized gain (loss) on investments	(4.03)	(4.01)	2.06	10.21	3.89

Total from Investment Operations	(4.08)	(4.07)	2.08	10.22	3.93

Less Distributions:
Dividends from net investment income	-	(0.02)	-	(0.01)	(0.04)
Distributions from net realized capital gain	-	(8.22)	(1.30)	(7.12)	(1.18)

Total Distributions	-	(8.24)	(1.30)	(7.13)	(1.22)

Net Asset Value, End of Year	$8.29	$12.37	$24.68	$23.90	$20.81

Total Return:	(32.98)%	(15.97)%	8.50%	53.35%	22.19%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$11,833	$24,349	$37,138	$27,586	$24,141
Ratio of expenses to average net assets	0.80%	0.61%	0.59%	0.59%	0.60%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.31)%	0.07%	0.03%	0.19%
Portfolio turnover rate	129.07%	215.16%	230.42%	172.88%	130.86%
Without expense reimbursement:ø
Ratio of expenses to average net assets	0.81%	0.70%
Ratio of net investment loss
to average net assets	(0.48)%	(0.39)%

__________
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

60

Seligman Portfolios, Inc.

Financial Highlights

Capital Portfolio

Class 2

	Year Ended December 31,
			8/30/00 * to
Per Share Data:	2002	2001	12/31/00

Net Asset Value, Beginning of Period	$12.34	$24.68	$33.31

Income from Investment Operations:
Net investment loss	(0.07)	(0.11)	(0.05)
Net realized and unrealized loss on investments	(4.02)	(4.01)	(7.28)

Total from Investment Operations	(4.09)	(4.12)	(7.33)

Less Distributions:
Distribution from net realized capital gain	-	(8.22)	(1.30)

Total Distributions	-	(8.22)	(1.30)

Net Asset Value, End of Period	$8.25	$12.34	$24.68

Total Return:	(33.14)%	(16.18)%	(22.15)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,891	$3,792	$1,569
Ratio of expenses to average net assets	1.05%	0.85%	0.84† %
Ratio of net investment loss to average net assets	(0.72)%	(0.55)%	(0.66† )%
Portfolio turnover rate	129.07%	215.16%	230.42†† %
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.06%	0.94%
Ratio of net investment loss to average net assets	(0.73)%	(0.63)%

Cash Management Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:
Net investment income	0.010	0.038	0.062	0.050	0.053
Total from Investment Operations	0.010	0.038	0.062	0.050	0.053

Less Distributions:
Dividends from net investment income	(0.010)	(0.038)	(0.062)	(0.050)	(0.053)
Total Distributions	(0.010)	(0.038)	(0.062)	(0.050)	(0.053)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:	1.00%	3.88%	6.38%	5.07%	5.42%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,870	$12,211	$12,318	$17,611	$10,520
Ratio of expenses to average net assets	0.69%	0.07%	-	-	-
Ratio of net investment income to average net assets	0.98%	3.82%	6.17%	4.99%	5.30%
Without management fee waiver and expense reimbursement: ø
Ratio of expenses to average net assets		0.72%	0.72%	0.65%	0.67%
Ratio of net investment income to average net assets		3.17%	5.45%	4.34%	4.63%

__________
* Commencement of offering of shares.
† Annualized. †† For the year ended December 31, 2000.
ø The Manager, at its discretion, reimbursed expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

61

Seligman Portfolios, Inc.

Financial Highlights

Common Stock Portfolio

CLASS 1

	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:
Net Asset Value, Beginning of Year	$10.84	$14.23	$16.61	$18.63	$16.28

Income from Investment Operations:
Net investment income	0.08	0.08 *	0.12	0.32	0.29
Net realized and unrealized gain (loss) on investments	(3.02)	(1.85)*	(1.86)	2.03	3.61

Total from Investment Operations	(2.94)	(1.77)	(1.74)	2.35	3.90

Less Distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.01)	(0.32)	(0.31)

Distributions from net realized capital gain	-	(1.47)	(0.63)	(4.05)	(1.24)

Total Distributions	(0.10)	(1.62)	(0.64)	(4.37)	(1.55)

Net Asset Value, End of Year	$7.80	$10.84	$14.23	$16.61	$18.63

Total Return:	(27.16)%	(12.24)%	(10.53)%	13.15%	24.16%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$12,931	$23,756	$32,738	$47,303	$62,588
Ratio of expenses to average net assets	0.60%	0.59%	0.60%	0.52%	0.52%
Ratio of net investment income to average net assets	0.88%	0.59%	0.71%	1.30%	1.61%
Portfolio turnover rate	131.95%	83.49%	52.01%	38.11%	55.55%

__________
* Per share data has been restated. See Notes to Financial Statements.

62

Seligman Portfolios, Inc.

Financial Highlights

Communications and Information Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$12.59	$14.82	$26.70	$17.14	$13.09

Income from Investment Operations:
Net investment loss	(0.07)	(0.07)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	(4.47)	0.80	(9.45)	14.36	4.81

Total from Investment Operations	(4.54)	0.73	(9.56)	14.26	4.73

Less Distributions:
Distributions from net realized capital gain	-	(2.96)	(2.32)	(4.70)	(0.68)

Total Distributions	-	(2.96)	(2.32)	(4.70)	(0.68)

Net Asset Value, End of Year	$8.05	$12.59	$14.82	$26.70	$17.14

Total Return:	(36.06)%	5.34%	(36.19)%	85.81%	36.49%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$53,769	$113,424	$127,901	$213,961	$122,279
Ratio of expenses to average net assets	0.98%	0.93%	0.87%	0.86%	0.87%
Ratio of net investment loss to average net assets	(0.76)%	(0.45)%	(0.48)%	(0.51)%	(0.56)%
Portfolio turnover rate	91.37%	130.94%	104.41%	118.16%	132.57%

CLASS 2

	Year Ended December 31,
			5/1/00 * to
Per Share Data:	2002	2001	12/31/00

Net Asset Value, Beginning of Period	$12.53	$14.80	$30.61

Income from Investment Operations:

Net investment loss	(0.10)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	(4.44)	0.80	(13.41)
Total from Investment Operations	(4.54)	0.69	(13.49)
Less Distributions:
Distribution from net realized capital gain	-	(2.96)	(2.32)
Total Distributions	-	(2.96)	(2.32)
Net Asset Value, End of Period	$7.99	$12.53	$14.80

Total Return:	(36.23)%	5.08%	(44.40)%
Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$7,544	$16,537	$7,822
Ratio of expenses to average net assets	1.23%	1.18%	1.12%†
Ratio of net investment loss to average net assets	(1.01)%	(0.70)%	(0.61) %†
Portfolio turnover rate	91.37%	130.94%	104.41% ††

__________

* Commencement of offering of shares.
† Annualized. †† For the year ended December 31, 2000.
See Notes to Financial Statements.

63

Seligman Portfolios, Inc.

Financial Highlights

Frontier Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$13.12	$15.26	$18.13	$15.55	$15.78

Income from Investment Operations:
Net investment loss	(0.11)	(0.05)	(0.13* )	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	(3.37)	(1.12)	(2.74* )	2.68	(0.15)

Total from Investment Operations	(3.48)	(1.17)	(2.87)	2.58	(0.23)

Less Distributions:
Distributions from net realized capital gain	-	(0.97)	-	-	-

Total Distributions	-	(0.97)	-	-	-

Net Asset Value, End of Year	$9.64	$13.12	$15.26	$18.13	$15.55

Total Return:	(26.52)%	(7.35)%	(15.83)%	16.59%	(1.46)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,089	$13,174	$17,011	$25,706	$39,148
Ratio of expenses to average net assets	1.23%	1.01%	0.95%	0.95%	0.92%
Ratio of net investment loss to average net assets	(0.93)%	(0.38)%	(0.73)%	(0.68)%	(0.51)%
Portfolio turnover rate	83.83%	125.78%	150.67%	57.93%	86.52%
Without expense reimbursement: ø
Ratio of expenses to average net assets		1.24%	1.18%	0.96%
Ratio of net investment loss to average net assets		(0.61)%	(0.96)%	(0.69)%

__________
* Per share data has been restated.
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

64

Seligman Portfolios, Inc.

Financial Highlights

Global Growth Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$4.02	$15.11	$18.22	$13.33	$11.03

Income from Investment Operations:
Net investment income (loss)	-	0.02	(0.13)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.19)	(2.99)	(2.28)	7.31	2.25

Net realized and unrealized gain (loss) on foreign currency transactions	0.22	(0.20)	(0.46)	(0.44)	0.14

Total from Investment Operations	(0.97)	(3.17)	(2.87)	6.81	2.38

Less Distributions:
Distributions from net realized capital gain	-	(7.92)	(0.24)	(1.92)	(0.08)

Total Distributions	-	(7.92)	(0.24)	(1.92)	(0.08)

Net Asset Value, End of Year	$3.05	$4.02	$15.11	$18.22	$13.33

Total Return:	(24.13)%	(19.93)%	(15.78)%	52.49%	21.60%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,634	$4,659	$8,348	$11,889	$8,643
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	0.13%	0.13%	(0.67)%	(0.38)%	(0.06)%
Portfolio turnover rate	145.90%	161.49%	125.84%	69.18%	48.99%
Without expense reimbursement: ††
Ratio of expenses to average net assets	2.08%	1.74%	1.71%	1.45%	1.60%
Ratio of net investment loss to average net assets	(0.55)%	(0.20)%	(0.98)%	(0.43)%	(0.26)%
_____________
†† The Manager, and Seligman Henderson, the former subadviser to the Seligman International Portfolios, at their discretion, reimbursed expenses for the periods presented.
See Notes to Financial Statements.

65

Seligman Portfolios, Inc.

Financial Highlights

Global Smaller Companies Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$10.33	$14.40	$17.48	$13.62	$12.98

Income from Investment Operations:
Net investment loss	(0.06)	(0.06)	(0.09)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(3.00)	(1.40)	(1.91)	4.10	1.02
Net realized and unrealized gain (loss)
on foreign currency transactions	0.52	(0.79)	(0.56)	(0.18)	(0.17)

Total from Investment Operations	(2.54)	(2.25)	(2.56)	3.86	0.84

Less Distributions:
Distributions from net realized capital gain	-	(1.82)	(0.52)	-	(0.20)

Total Distributions	-	(1.82)	(0.52)	-	(0.20)

Net Asset Value, End of Year	$7.79	$10.33	$14.40	$17.48	$13.62

Total Return:	(24.59)%	(15.25)%	(14.63)%	23.84%	6.58%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$5,915	$10,017	$14,310	$19,569	$20,814
Ratio of expenses to average net assets	1.40%	1.40%	1.39%	1.40%	1.40%
Ratio of net investment loss to average net assets	(0.61)%	(0.49)%	(0.46)%	(0.46)%	(0.06)%
Portfolio turnover rate	93.43%	100.83%	84.86%	46.75%	66.40%
Without expense reimbursement:††
Ratio of expenses to average net assets	2.15%	1.96%		1.60%	1.50%
Ratio of net investment loss to average net assets	(1.36)%	(1.05)%		(0.66)%	(0.16)%

__________
†† The Manager, and Seligman Henderson, the former subadviser to the Seligman International Portfolios, at their discretion, reimbursed expenses for the periods presented.
See Notes to Financial Statements.

66

Seligman Portfolios, Inc.

Financial Highlights

Global Technology Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$12.96	$20.14	$27.42	$13.85	$10.59

Income from Investment Operations:
Net investment loss	(0.11)	(0.14)	(0.13)*	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments	(4.32)	(4.06)	(6.34)*	16.25	3.81
Net realized and unrealized gain (loss) on foreign currency transactions	0.33	(0.25)	(0.01)	(0.04)	0.11

Total from Investment Operations	(4.10)	(4.45)	(6.48)	16.12	3.87

Less Distributions:
Distributions from net realized capital gain	-	(2.73)	(0.80)	(2.55)	(0.61)

Total Distributions	-	(2.73)	(0.80)	(2.55)	(0.61)

Net Asset Value, End of Year	$8.86	$12.96	$20.14	$27.42	$13.85

Total Return:	(31.64)%	(22.05)%	(23.75)%	118.80%	36.80%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$9,361	$18,533	$25,370	$22,087	$6,130
Ratio of expenses to average net assets	1.40%	1.40%	1.30%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(1.06)%	(0.87)%	(0.46)%	(0.51)%	(0.43)%
Portfolio turnover rate	144.18%	160.75%	142.42%	116.88%	82.27%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.80%	1.61%	1.41%	1.80%
Ratio of net investment loss to average net assets	(1.46)%	(1.08)%	(0.52)%	(0.83)%

CLASS 2

	Year Ended December 31,
			5/1/00 ** to
Per Share Data	2002	2001	12/31/00

Net Asset Value, Beginning of Period	$12.93	$20.14	$30.96

Income from Investment Operations:
Net investment loss	(0.13)	(0.17)	(0.12)
Net realized and unrealized loss on investments	(4.31)	(4.06)	(10.01)
Net realized and unrealized gain (loss) on foreign currency transactions	0.33	(0.25)	0.11

Total from Investment Operations	(4.11)	(4.48)	(10.02)

Less Distributions:
Distributions from net realized capital gain	-	(2.73)	(0.80)
Total Distributions	-	(2.73)	(0.80)

Net Asset Value, End of Period	$8.82	$12.93	$20.14

Total Return:	(31.79)%	(22.20)%	(25.99)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$1,598	$3,219	$3,400
Ratio of expenses to average net assets	1.55%	1.54%	1.55%†
Ratio of net investment loss to average net assets	(1.21)%	(1.02)%	(0.84) %†
Portfolio turnover rate	144.18%	160.75%	142.42 ø %
Without expense reimbursement:††
Ratio of expenses to average net assets	1.95%	1.75%
Ratio of net investment loss to average net assets	(1.61)%	(1.23)%

___________
*Per share data has been restated.
** Commencement of offering of shares.
†Annualized.

†† The Manager, and Seligman Henderson, the former subadviser to the Seligman International Portfolios, at their discretion, reimbursed expenses for certain periods presented. ø For the year ended December 31, 2000.

See Notes to Financial Statements.

67

Seligman Portfolios, Inc.

Financial Highlights

High-Yield Bond Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$6.10	$8.73	$9.59	$10.87	$11.87

Income from Investment Operations:
Net investment income	0.52	0.85 *	1.03	1.19	1.11
Net realized and unrealized loss on investments	(0.74)	(2.14)*	(1.89)	(1.27)	(0.99)

Total from Investment Operations	(0.22)	(1.29)	(0.86)	(0.08)	0.12

Less Distributions:
Dividends from net investment income	(1.01)	(1.34)	0.00 **	(1.20)	(1.11)
Distributions from net realized capital gain	-	-	-	-	(0.01)

Total Distributions	(1.01)	(1.34)	-	(1.20)	(1.12)

Net Asset Value, End of Year	$4.87	$6.10	$8.73	$9.59	$10.87

Total Return:	(3.67)%	(14.75)%	(8.93)%	(0.75)%	1.02%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$8,131	$12,510	$15,080	$26,892	$32,253
Ratio of expenses to average net assets	0.91%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	8.82%	10.50%	11.02%	10.33%	9.60%
Portfolio turnover rate	170.29%	71.22%	29.57%	57.05%	43.13%
Without expense reimbursement: ø
Ratio of expenses to average net assets		0.78%	0.78%	0.77%	0.74%
Ratio of net investment income to average net assets		10.42%	10.94%	10.26%	9.56%

Income Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$9.04	$9.65	$9.91	$11.01	$10.80

Income from Investment Operations:
Net investment income	0.16	0.31 *	0.30 *	0.53 0.45
Net realized and unrealized gain (loss) on investments	(1.21)	(0.46)*	(0.52)*	(0.23)	0.38

Total from Investment Operations	(1.05)	(0.15)	(0.22)	0.30	0.83

Less Distributions:
Dividends from net investment income	(0.37)	(0.46)	(0.01)	(0.52)	(0.46)
Distributions from net realized capital gain	-	-	(0.03)	(0.88)	(0.16)

Total Distributions	(0.37)	(0.46)	(0.04)	(1.40)	(0.62)

Net Asset Value, End of Year	$7.62	$9.04	$9.65	$9.91	$11.01

Total Return:	(11.58)%	(1.49)%	(2.20)%	2.87%	7.76%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,287	$4,459	$5,640	$8,595	$14,582
Ratio of expenses to average net assets	0.95%	0.64%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.95%	3.34%	3.07%	3.62%	3.94%
Portfolio turnover rate	222.78%	88.69%	61.14%	75.08%	70.45%
Without expense reimbursement: ø
Ratio of expenses to average net assets	1.31%	1.02%	0.83%	0.72%	0.61%
Ratio of net investment income to average net assets	1.59%	2.96%	2.84%	3.50%	3.93%

__________
* Per share data has been restated.
** During 2000, a dividend of $0.004 per share was paid.
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

68

Seligman Portfolios, Inc.

Financial Highlights

International Growth Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$8.05	$10.65	$16.63	$15.37	$13.54

Income from Investment Operations:
Net investment income (loss)	0.04	0.03	(0.08)*	0.05	0.08
Net realized and unrealized gain (loss) on investments	(2.13)	(2.43)	(4.45)*	4.59	1.90

Net realized and unrealized gain (loss)
on foreign currency transactions	0.76	(0.20)	(0.88)	(0.73)	0.16

Total from Investment Operations	(1.33)	(2.60)	(5.41)	3.91	2.14

Less Distributions:
Dividends from net investment income	-	-	(0.14)	-	(0.15)
Distributions from net realized capital gain	-	-	(0.43)	(2.65)	(0.16)

Total Distributions	-	-	(0.57)	(2.65)	(0.31)

Net Asset Value, End of Year	$6.72	$8.05	$10.65	$16.63	$15.37

Total Return:	(16.52)%	(24.41)%	(32.47)%	26.64%	15.81%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,315	$4,793	$7,150	$10,248	$9,893
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.39%	1.40%
Ratio of net investment income (loss) to average net assets	0.49%	0.34%	(0.57)%	0.33%	0.52%
Portfolio turnover rate	183.86%	199.09%	275.32%	79.17%	75.81%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.96%	1.80%	2.03%	1.66%	1.78%
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.06)%	(1.20)%	0.06%	0.14%
_____________
* Per share data has been restated.
†† The Manager, and Seligman Henderson, the former subadviser to the Seligman International Portfolios, at their discretion, reimbursed expenses for the periods presented.
See Notes to Financial Statements.

69

Seligman Portfolios, Inc.

Financial Highlights

Investment Grade Fixed Income Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$10.25	$10.22	$9.27	$10.38	$10.24

Income from Investment Operations:
Net investment income	0.42	0.57 *	0.60	0.64	0.59
Net realized and unrealized gain (loss) on investments	0.58	(0.01)*	0.35	(1.10)	0.25

Total from Investment Operations	1.00	0.56	0.95	(0.46)	0.84

Less Distributions:
Dividends from net investment income	(0.45)	(0.53)	-	(0.65)	(0.59)

Distributions from net realized capital gain	-	-	-	-	(0.11)

Total Distributions	(0.45)	(0.53)	-	(0.65)	(0.70)

Net Asset Value, End of Year	$10.80	$10.25	$10.22	$9.27	$10.38

Total Return:	9.83%	5.52%	10.25%	(4.48)%	8.20%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$9,067	$7,103	$6,483	$4,947	$7,320
Ratio of expenses to average net assets	0.82%	0.63%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.94%	5.35%	6.23%	5.56%	5.58%
Portfolio turnover rate	291.98%	146.08%	63.07%	64.22%	73.31%
Without expense reimbursement: ø
Ratio of expenses to average net assets		0.76%	0.84%	0.71%	0.82%
Ratio of net investment income to average net assets		5.22%	5.99%	5.45%	5.36%

__________
* Per share data has been restated.
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

70

Seligman Portfolios, Inc.

Financial Highlights

Large-Cap Growth Portfolio

CLASS 1

	Year Ended December 31,
				5/1/99 * to
Per Share Data:	2002	2001	2000	12/31/99

Net Asset Value, Beginning of Period	$7.47	$10.21	$12.16	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.02)	-	0.01	-
Net realized and unrealized gain (loss) on investments	(2.62)	(1.89)	(1.96)	2.16

Total from Investment Operations	(2.64)	(1.89)	(1.95)	2.16

Less Distributions:
Dividends from net investment income	-	(0.01)	-	-
Distribution from net realized capital gain	-	(0.84)	-	-

Total Distributions	-	(0.85)	-	-

Net Asset Value, End of Period	$4.83	$7.47	$10.21	$12.16

Total Return:	(35.34)%	(18.37)%	(16.04)%	21.60%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$1,938	$3,930	$5,255	$3,668
Ratio of expenses to average net assets	1.15%	0.74%	0.70%	0.70%	†
Ratio of net investment income (loss)
to average net assets	(0.38)%	(0.04)%	0.08%	(0.03)%	†
Portfolio turnover rate	81.67%	166.24%	179.44%	56.69%
Without expense reimbursement: ø
Ratio of expenses to average net assets	1.46%	1.13%	1.18%	1.52%	†
Ratio of net investment loss to average net assets	(0.69)%	(0.42)%	(0.40)%	(0.85)%	†

__________
* Commencement of operations.
† Annualized.
ø The Manager, at its discretion, reimbursed expenses for the periods presented.
See Notes to Financial Statements.

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Seligman Portfolios, Inc.

Financial Highlights

Large-Cap Value Portfolio

CLASS 1

	Year Ended December 31,
					5/1/98 ** to
Per Share Data:	2002	2001	2000	1999	12/31/98

Net Asset Value, Beginning of Year	$10.46	$11.59	$9.28	$9.66	$10.00

Income from Investment Operations:
Net investment income	0.10	0.09	0.14	0.10	0.04
Net realized and unrealized gain (loss) on investments	(3.43)	(1.06)	2.25	(0.37)	(0.07)

Total from Investment Operations	(3.33)	(0.97)	2.39	(0.27)	(0.03)

Less Distributions:
Dividends from net investment income	(0.11)	(0.11)	0.00 *	(0.11)	(0.04)

Distributions from net realized capital gain	-	(0.05)	(0.08)	-	(0.27)

Total Distributions	(0.11)	(0.16)	(0.08)	(0.11)	(0.31)

Net Asset Value, End of Period	$7.02	$10.46	$11.59	$9.28	$9.66

Total Return:	(31.90)%	(8.28)%	25.84%	(2.76)%	(0.26)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$4,692	$7,708	$6,057	$5,758	$3,845
Ratio of expenses to average net assets	1.16%	0.83%	0.80%	0.80%	0.80% †
Ratio of net investment income to average net assets	1.12%	1.13%	1.51%	1.18%	1.11% †
Portfolio turnover rate	21.83%	28.17%	42.29%	28.01%	65.82%
Without management fee waiver and expense reimbursement:††
Ratio of expenses to average net assets		1.10%	1.22%	1.13%	2.24% †
Ratio of net investment income (loss) to average net assets		0.86%	1.09%	0.85%	(0.33% †

___________
* During 2000, a dividend of $0.002 per share was paid.
** Commencement of operations.
† Annualized.
†† The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

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Seligman Portfolios, Inc.

Financial Highlights

Small-Cap Value Portfolio

CLASS 1

	Year Ended December 31,
					5/1/98 * to
Per Share Data:	2002	2001	2000	1999	12/31/98

Net Asset Value, Beginning of Period	$13.04	$10.58	$8.08	$7.31	$10.00

Income from Investment Operations:
Net investment loss	(0.06)	(0.03)	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.94)	2.52	2.66	2.49	(1.73)

Total from Investment Operations	(2.00)	2.49	2.65	2.46	(1.75)

Less Distributions:
Distributions from net realized capital gain	(0.17)	(0.03)	(0.15)	(1.69)	(0.94)

Total Distributions	(0.17)	(0.03)	(0.15)	(1.69)	(0.94)

Net Asset Value, End of Period	$10.87	$13.04	$10.58	$8.08	$7.31

Total Return:	(15.37)%	23.52%	33.00%	35.26%	(17.00)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$103,770	$100,090	$16,495	$4,403	$2,469
Ratio of expenses to average net assets	1.18%	1.19%	1.00%	1.00%	1.00% †
Ratio of net investment loss to average net assets	(0.51)%	(0.29)%	(0.22)%	(0.27)%	(0.34)% †
Portfolio turnover rate	56.74%	29.99%	42.27%	90.51%	73.87%
Without expense reimbursement: ø
Ratio of expenses to average net assets		1.22%	1.45%	1.41%	3.08% †
Ratio of net investment loss to average net assets		(0.32)%	(0.67)%	(0.68)%	(2.43)% †

CLASS 2

	Year Ended	5/1/01 ** to
Per Share Data:	12/31/02	12/31/01

Net Asset Value, Beginning of Period	$13.04	$10.78

Income from Investment Operations:
Net investment loss	(0.08)	(0.03)

Net realized and unrealized gain (loss) on investments	(1.94)	2.32

Total from Investment Operations	(2.02)	2.29

Less Distributions:
Distributions from net realized capital gain	(0.17)	(0.03)

Total Distributions	(0.17)	(0.03)

Net Asset Value, End of Period	$10.85	$13.04

Total Return:	(15.52)%	21.23%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$8,554	$5,178
Ratio of expenses to average net assets	1.37%	1.39%	†
Ratio of net investment loss to average net assets	(0.70)%	(0.46)%	†
Portfolio turnover rate	56.74%	29.99%	††
Without expense reimbursement: ø
Ratio of expenses to average net assets		1.41%	†
Ratio of net investment loss to average net assets		(0.48)%	†

__________
* Commencement of operations.
** Commencement of offering of shares.
† Annualized.
†† For the year ended December 31, 2001.
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

73

Seligman Portfolios, Inc.

Report of Independent Auditors

The Directors and Shareholders, Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Portfolios, Inc. (comprising, the Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio), Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Small-Cap Value Portfolio, and collectively referred to as the “Fund”) as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Seligman Portfolios, Inc. at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York February 14, 2003
For More Information

Manager	General Distributor	General Counsel
J. & W. Seligman & Co.	Seligman Advisors, Inc.	Sullivan & Cromwell LLP
Incorporated	100 Park Avenue
100 Park Avenue	New York, New York 10017	Independent Auditors
New York, New York 10017		Ernst & Young LLP

Custodians
State Street Bank and
Trust Company
JPMorgan Chase Bank

74

Seligman Portfolios, Inc.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Independent Directors
Name, (Age), Position(s) held with Fund ø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (73) [2,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (67) [3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (69) [3,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E. Merow (73) [2,4] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (60) [2,4] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (61) [2,4] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

See footnotes on page 78.

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Seligman Portfolios, Inc.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Independent Directors (continued)
Name, (Age), Position(s) held with Fund ø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

James Q. Riordan (75) [3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

Robert L. Shafer (70) [3,4] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (67) [2,4] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fund ø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (64) * [1] • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation, (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (50) * [1] • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: Nov. 2002 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45)* • Director: May 2002 to Date • Oversees 60 Portfolios in Fund Complex

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

See footnotes on page 78.

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Seligman Portfolios, Inc.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fund ø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Daniel J. Barker (35) • Vice President and Portfolio Manager: 2000 to Date

Portfolio Manager of Global Smaller Companies Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Emerging Markets Fund and Global Smaller Companies Fund. Formerly, Portfolio Manager at GE Investments since 1994.

David F. Cooley (38) • Vice President and Portfolio Manager 2001 to Date

Portfolio Manager of International Growth Portfolio and Co-Portfolio Manager of Global Growth Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its International Growth Fund and Co-Portfolio Manager of its Global Growth Fund. Formerly, Managing Director, Investments, Gratry and Company; Director of Global Growth Equity, National City Investment Management Company; and International Equity Portfolio Manager, Society Asset Management.

Neil T. Eigen (59) • Vice President and Portfolio Manager 1998 to Date

Portfolio Manager of Large-Cap Value Portfolio and Small-Cap Value Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Value Fund Series, Inc. and Portfolio Manager of its Large-Cap Value Fund and Small-Cap Value Fund. Formerly, Senior Managing Director, Chief Investment Officer and Director of Equity Investing, Bear Stearns Asset Management.

Ben-Ami Gradwohl (43) • Vice President and Co-Portfolio Manager: 2001 to Date

Co-Portfolio Manager of Common Stock Portfolio and Income Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Tax-Aware Fund, Inc. and Tri-Continental Corporation. Formerly, Portfolio Manager, Nicholas-Applegate Capital Management from 1996 to 1999.

David Guy (44) • Vice President and Co-Portfolio Manager: 2001 to Date

Co-Portfolio Manager of Common Stock Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Tax-Aware Fund, Inc. and Tri-Continental Corporation. Formerly, Portfolio Manager, Systematic Investment Group, Nicholas-Applegate Capital Management from 1997 to 1999.

Christopher J. Mahony (39) • Vice President and Portfolio Manager Jan. 2002 to Date

Portfolio Manager of Cash Management Portfolio and Investment Grade Fixed Income Portfolio and Co-Portfolio Manager of Income Portfolio; Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc. and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President of Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Series. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc.

Richard M. Parower (36) • Vice President and Portfolio Manager: Sept. 2002 to Date

Co-Portfolio Manager of Global Technology Portfolio; Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and CoPortfolio Manager of its Global Technology Fund and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.

Kendall C. Peterson (46) • Vice President and Portfolio Manager: 2001 to Date

Portfolio Manager of High-Yield Bond Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman High-Income Fund Series and Portfolio Manager of its High-Yield Bond Series. Formerly, Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. since 1999. From 1985 through 1999, served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds.

See footnotes on page 78.

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Seligman Portfolios, Inc.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fund ø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Frederick J. Ruvkun (45) • Vice President and Portfolio Manager: 2002 to Date

Portfolio Manager of Frontier Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated;  Vice President and Portfolio Manager of Seligman Frontier Fund, Inc. Formerly, Vice President of  Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Smaller Companies Fund;  Co-Portfolio Manager of Seligman Portfolios’ Global Smaller Companies Portfolio, and Portfolio  Manager at Bessemer Trust.

Marion S. Schultheis (56) • Vice President and Portfolio Manager: 1998 to Date

Portfolio Manager of Capital Portfolio and Large-Cap Growth Portfolio and Co-Portfolio Manager of Global Growth Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated since May 1998; Vice President and Portfolio Manager of Seligman Capital Fund, Inc., and Seligman Growth Fund, Inc.; Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund. Formerly, Managing Director at Chancellor LGT from October 1997 until May 1998; and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 until October 1997.

Steven A. Werber (37) • Vice President and Portfolio Manager: 2000 to Date

Co-Portfolio Manager of Global Technology Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Technology Fund. Formerly, Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Analyst and Portfolio Manager at Fidelity Investments International from 1996 to 2000.

Paul H. Wick (39) • Vice President and Portfolio Manager: 1994 to Date

Portfolio Manager of Communications and Information Portfolio; Director and Managing Director, J. & W. Seligman & Co. Incorporated since November 1997 and January 1995, respectively; Vice President and Portfolio Manager, Seligman Communications and Information Fund, Inc. He joined J. & W. Seligman & Co. Incorporated in 1987 as an Associate, Investment Research.

Thomas G. Rose (45) • Vice President: 2000 to Date

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (46) • Vice President: 1992 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (38) • Secretary: 1994 to Date

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Corporate Secretary, Seligman Henderson Co. and Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.
__________

ø The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

† The Seligman Group of Funds consists of 23 registered investment companies.

* Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

78